INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers fifteen series of shares.  DFAIDG and DIG are collectively referred to as the “Funds” in this Statement of Additional Information (“SAI”).  This SAI relates to twenty-nine series of DFAIDG and two series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

DOMESTIC PORTFOLIOS

U.S. Large Company Portfolio Ticker: DFUSX	U.S. Core Equity 2 Portfolio Ticker: DFQTX
Enhanced U.S. Large Company Portfolio Ticker: DFELX	U.S. Vector Equity Portfolio Ticker: DFVEX
U.S. Large Cap Value Portfolio (Feeder) Ticker: DFLVX	U.S. Small Cap Portfolio Ticker: DFSTX
U.S. Small Cap Value Portfolio Ticker: DFSVX	U.S. Micro Cap Portfolio Ticker: DFSCX
U.S. Targeted Value Portfolio Ticker: DFFVX	DFA Real Estate Securities Portfolio Ticker: DFREX
U.S. Core Equity 1 Portfolio Ticker: DFEOX

INTERNATIONAL PORTFOLIOS

Large Cap International Portfolio Ticker: DFALX	DFA International Small Cap Value Portfolio Ticker: DISVX
DFA International Value Portfolio (Feeder) Ticker: DFIVX	International Vector Equity Portfolio Ticker: DFVQX
International Core Equity Portfolio Ticker: DFIEX	World ex U.S. Value Portfolio Ticker: DFWVX
International Small Company Portfolio Ticker: DFISX	World ex U.S. Targeted Value Portfolio Ticker: DWUSX
Japanese Small Company Portfolio (Feeder) Ticker: DFJSX	World ex U.S. Core Equity Portfolio Ticker: DFWIX
Asia Pacific Small Company Portfolio (Feeder) Ticker: DFRSX	Selectively Hedged Global Equity Portfolio Ticker: DSHGX
United Kingdom Small Company Portfolio (Feeder) Ticker: DFUKX	Emerging Markets Portfolio (Feeder) Ticker: DFEMX
Continental Small Company Portfolio (Feeder) Ticker: DFCSX	Emerging Markets Value Portfolio (Feeder) Ticker: DFEVX
DFA International Real Estate Securities Portfolio Ticker: DFITX	Emerging Markets Small Cap Portfolio (Feeder) Ticker: DEMSX
DFA Global Real Estate Securities Portfolio Ticker: DFGEX	Emerging Markets Core Equity Portfolio Ticker: DFCEX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Funds’ annual reports to shareholders.  As of October 31, 2012, the World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio had not yet commenced operations. No financial information is shown for the World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio in DFAIDG’s annual report for the fiscal year ended October 31, 2012. The Prospectus and annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	2
INVESTMENT LIMITATIONS	6
OPTIONS ON STOCK INDICES	9
SWAPS	10
FUTURES CONTRACTS	11
FOREIGN CURRENCY TRANSACTIONS	12
CASH MANAGEMENT PRACTICES	12
CONVERTIBLE DEBENTURES	15
EXCHANGE TRADED FUNDS	15
PORTFOLIO TURNOVER RATES	16
DIRECTORS AND OFFICERS	16
SERVICES TO THE FUNDS	28
ADVISORY FEES	33
PORTFOLIO MANAGERS	37
GENERAL INFORMATION	42
CODE OF ETHICS	43
SHAREHOLDER RIGHTS	44
PRINCIPAL HOLDERS OF SECURITIES	44
PURCHASE OF SHARES	54
REDEMPTION AND TRANSFER OF SHARES	55
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	55
PROXY VOTING POLICIES	71
DISCLOSURE OF PORTFOLIO HOLDINGS	73
FINANCIAL STATEMENTS	78
PERFORMANCE DATA	78

PORTFOLIO CHARACTERISTICS AND POLICIES

Each of the Portfolios identified as a “Feeder” (a “Feeder Portfolio”) on the cover page of this SAI seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding series of The DFA Investment Trust Company (the “Trust”) or in the case of the Emerging Markets Value Portfolio, in the Dimensional Emerging Markets Value Fund (“DEM”).  The series of the Trust and DEM are referred to as the “Master Funds.”  Each of the International Small Company Portfolio, the DFA Global Real Estate Securities Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”).  The World ex U.S. Targeted Value Portfolio also may invest in funds managed by Dimensional.  The series of Trust and the portfolios of DFAIDG in which the International Small Company Portfolio, the DFA Global Real Estate Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio invest may be referred to as the “Underlying Funds.”  The Underlying Funds in which the International Small Company Portfolio invests are Master Funds that include The Canadian Small Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series and The Continental Small Company Series (the “International Master Funds”).  The Underlying Funds in which the DFA Global Real Estate Portfolio invests include the DFA Real Estate Securities Portfolio and the DFA International Real Estate Securities Portfolio.  The Underlying Funds in which the World ex U.S. Value Portfolio invests include The DFA International Value Series, a series of the Trust, the DFA International Small Cap Value Portfolio and DEM.  The Underlying Funds in which the World ex U.S. Targeted Value Portfolio invests include the DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, DEM and the Emerging Markets Small Cap Series.  The Underlying Funds in which the World ex U.S. Core Equity Portfolio invests include the International Core Equity Portfolio and Emerging Markets Core Equity Portfolio.  The Underlying Funds in which the Selectively Hedged Global Equity Portfolio invests include the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio and Emerging Markets Core Equity Portfolio. This SAI describes the Institutional Class shares of the Portfolios.  The U.S. Targeted Value Portfolio offers four additional classes of shares, Class R10 shares, Class R25 shares, Class R1 shares and Class R2 shares.  The DFA International Value Portfolio and Emerging Markets Value Portfolio each offer two additional classes of shares, Class R25 shares and Class R2 shares.  The U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, and Emerging Markets Core Equity Portfolio each offer one additional class of shares, Class R25 shares.  Class R10 shares, Class R25 shares, Class R1 shares, and Class R2 shares are offered to qualified investors in separate prospectuses.

Dimensional serves as investment advisor to each of the Portfolios and each Master Fund, and provides administrative services to the Feeder Portfolios, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and the International Small Company Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to all of the Portfolios, Master Funds and Underlying Funds, including the Feeder Portfolios, through their investment in the Master Funds, the International Small Company Portfolio through its investment in the International Master Funds, and the DFA Global Real Estate Securities Portfolio and the World ex U.S. Value Portfolio through their investment in their respective Underlying Funds.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Each of the Portfolios, Master Funds and Underlying Funds is diversified under the federal securities laws and regulations.

Because the structure of the Domestic and International Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except the DFA International Value Portfolio and World ex U.S. Targeted Value Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Portfolios and Master Funds.  For each Feeder Portfolio, the amounts include commissions paid by the corresponding Master Fund.  The International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio will not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds.

The following table reports brokerage commissions paid by the Portfolios and in the case of the Feeder Portfolios, their corresponding Master Funds during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

Master Fund/Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
U.S. Large Company Portfolio1	$ 52,827	$ 63,177	$ 120,894
Enhanced U.S. Large Company Portfolio	$ 24,550	$ 23,863	$ 26,634
The U.S. Large Cap Value Series	$ 972,056	$ 1,579,711	$ 2,779,149
U.S. Small Cap Value Portfolio	$ 1,853,169	$ 2,491,253	$ 3,824,559
U.S. Targeted Value Portfolio	$ 923,071	$ 1,318,899	$ 1,433,780
U.S. Core Equity 1 Portfolio	$ 456,978	$ 534,618	$ 417,797
U.S. Core Equity 2 Portfolio	$ 482,620	$ 824,707	$ 668,573
U.S. Vector Equity Portfolio	$ 220,127	$ 412,259	$ 321,861
U.S. Small Cap Portfolio	$ 1,021,542	$ 1,360,738	$ 1,412,800
U.S. Micro Cap Portfolio	$ 976,587	$ 1,039,562	$ 1,096,855
DFA Real Estate Securities Portfolio	$ 130,149	$ 239,854	$ 110,320
Large Cap International Portfolio	$ 233,882	$ 171,282	$ 162,955
DFA International Value Series	$ 1,244,974	$ 1,173,738	$ 1,550,273
International Core Equity Portfolio	$ 730,970	$ 690,290	$ 425,523
The Japanese Small Company Series	$ 221,685	$ 125,689	$ 137,593
The Asia Pacific Small Company Series	$ 185,682	$ 139,344	$ 156,803

Master Fund/Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
The United Kingdom Small Company Series	$ 96,950	$ 89,462	$ 127,423
The Continental Small Company Series	$ 325,722	$ 255,379	$ 308,737
DFA International Real Estate Securities Portfolio	$ 204,281	$ 166,017	$ 119,337
DFA International Small Cap Value Portfolio	$ 1,725,387	$ 1,519,715	$ 1,477,516
International Vector Equity Portfolio	$ 88,130	$ 86,364	$ 48,857
Selectively Hedged Global Equity Portfolio	$ 300	N/A	N/A
The Emerging Markets Series	$ 439,323	$ 700,103	$ 493,684
Dimensional Emerging Markets Value Fund (Emerging Markets Value Portfolio)	$ 3,829,958	$ 3,833,884	$ 3,302,337
The Emerging Markets Small Cap Series	$ 1,143,578	$ 625,545	$ 520,740
Emerging Markets Core Equity Portfolio	$ 2,267,812	$ 1,189,758	$ 779,967

1
Represents the brokerage commissions for the Master Fund into which the Portfolio invested prior to September 10, 2010.  Effective September 10, 2010, the Portfolio invests directly in securities rather than through its Master Fund.

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests substantially all of its assets, the International Master Funds in which the International Small Company Portfolio invests and the Underlying Funds in which the DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio invest.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  The Dimensional Fund Advisors Ltd. also performs these services for The United Kingdom Small Company Series, The Continental Small Company Series, the International Core Equity Portfolio, the DFA International Real Estate Securities Portfolio, the International Vector Equity Portfolio, the DFA International Small Cap Value Portfolio, the Large Cap International Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, The DFA International Value Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and DEM and DFA Australia Limited also performs these services for The Japanese Small Company Series, The Asia Pacific Small Company Series, the International Core Equity Portfolio, the DFA International Real Estate Securities Portfolio, the International Vector Equity Portfolio, the DFA International Small Cap Value Portfolio, the Large Cap International Portfolio, the World ex U.S. Targeted Value

Portfolio, the World ex U.S. Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, The DFA International Value Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and DEM.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Boards of Trustees/Directors of DFAIDG, DIG, DEM and the Trust, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the U.S. Large Cap Value Portfolio and its Master Fund, and the U.S. Large Company Portfolio) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios or Master Funds as follows:

	Value of Securities Transactions	Brokerage Commissions
U.S. Large Company Portfolio	$ 419,434,492	$ 52,824
U.S. Large Cap Value Series	$ 1,792,520,253	$ 805,427
U.S. Small Cap Value Portfolio	$ 1,589,291,854	$ 1,412,025
U.S. Targeted Value Portfolio	$ 997,804,336	$ 778,184
U.S. Small Cap Portfolio	$ 1,211,715,933	$ 838,312
U.S. Core Equity 1 Portfolio	$ 726,410,824	$ 405,735
U.S. Core Equity 2 Portfolio	$ 668,805,706	$ 423,586
U.S. Vector Equity Portfolio	$ 317,127,652	$ 189,094
U.S. Micro Cap Portfolio	$ 865,106,061	$ 730,051
DFA Real Estate Securities Portfolio	$ 291,611,793	$ 130,149
Large Cap International Portfolio	$ 391,908,249	$ 228,464

	Value of Securities Transactions	Brokerage Commissions
DFA International Value Series	$ 2,061,117,332	$ 1,224,075
International Core Equity Portfolio	$ 1,266,613,050	$ 718,153
Japanese Small Company Series	$ 411,396,701	$ 221,290
Asia Pacific Small Company Series	$ 331,904,758	$ 182,416
United Kingdom Small Company Series	$ 171,476,778	$ 94,981
Continental Small Company Series	$ 541,948,502	$ 317,724
DFA International Real Estate Securities Portfolio	$ 337,605,132	$ 202,654
DFA International Small Cap Value Portfolio	$ 2,693,561,700	$ 1,622,123
International Vector Equity Portfolio	$ 148,337,844	$ 87,522
Emerging Markets Series	$ 548,652,726	$ 406,811
Dimensional Emerging Markets Value Fund (Emerging Markets Value Portfolio)	$ 5,065,189,268	$ 3,652,663
Emerging Markets Small Cap Series	$ 1,431,524,808	$ 1,081,390
Emerging Markets Core Equity Portfolio	$ 3,027,212,407	$ 2,131,994

A Feeder Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of its corresponding Master Fund.

Certain Portfolios or Master Funds may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio, or in the case of a Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2012.

Master Fund/Portfolio	Broker or Dealer	Value of Securities
Enhanced U.S. Large Company Portfolio	Barclays Bank PLC	$ 325,526
Enhanced U.S. Large Company Portfolio	Westpac Banking Corp.	$ 4,814,874
Enhanced U.S. Large Company Portfolio	Deutsche Bank AG	$ 606,378
Enhanced U.S. Large Company Portfolio	The Goldman Sachs Group Inc.	$ 1,396,854
Enhanced U.S. Large Company Portfolio	JP Morgan Chase & Co	$ 1,022,937
Enhanced U.S. Large Company Portfolio	Wells Fargo & Co.	$ 1,562,307
Enhanced U.S. Large Company Portfolio	Bank of America Corp.	$ 1,126,439
Enhanced U.S. Large Company Portfolio	Credit Suisse	$ 628,173
Enhanced U.S. Large Company Portfolio	Mitsubishi UFJ Financial Group Inc.	$ 1,078,410
Enhanced U.S. Large Company Portfolio	HSBC Holdings PLC	$ 618,430
Enhanced U.S. Large Company Portfolio	BB&T Corp.	$ 617,233
Enhanced U.S. Large Company Portfolio	The Toronto-Dominion Bank	$ 5,095,113
U.S. Targeted Value Portfolio	Investment Technology Group Inc.	$ 1,386,531
U.S. Targeted Value Portfolio	Jeffries Group Inc.	$ 1,256,576
U.S. Core Equity 1 Portfolio	Investment Technology Group	$ 235,566

Master Fund/Portfolio	Broker or Dealer	Value of Securities
U.S. Core Equity 1 Portfolio	Jeffries Group Inc.	$ 3,004,942
U.S. Core Equity 2 Portfolio	Jeffries Group Inc.	$ 5,720,804
U.S. Core Equity 2 Portfolio	Investment Technology Group Inc.	$ 459,342
U.S. Vector Equity Portfolio	Investment Technology Group Inc.	$ 349,155
U.S. Vector Equity Portfolio	Jeffries Group Inc.	$ 1,211,340
Large Cap International Portfolio	TD Securities	$ 13,482,513
Large Cap International Portfolio	Instinet	$ 4,022,051
Large Cap International Portfolio	Societe Generale	$ 4,858,191
Large Cap International Portfolio	Credit Suisse	$ 5,339,894
DFA International Value Series	Societe Generale	$ 57,248,328
DFA International Value Series	Credit Suisse	$ 52,002,904
DFA International Value Series	CA Cheuvreux	$ 22,383,611
DFA International Value Series	Instinet	$ 45,651,204
International Core Equity Portfolio	TD Securities	$ 29,413,922
International Core Equity Portfolio	Instinet	$ 10,654,287
International Core Equity Portfolio	Societe Generale	$ 22,108,043
International Core Equity Portfolio	Credit Suisse	$ 19,095,840
International Core Equity Portfolio	CA Cheuvreux	$ 6,823,761
International Vector Equity Portfolio	TD Securities	$ 1,771,768
International Vector Equity Portfolio	Instinet	$ 503,348
International Vector Equity Portfolio	Credit Suisse	$ 1,818,111
International Vector Equity Portfolio	Societe Generale	$ 2,182,289
Emerging Markets Series	Akbank TAS	$ 6,707,593
Emerging Markets Core Equity Portfolio	Akbank TAS	$ 16,009,402

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“Commission”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Commission; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from:  (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i)

engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others; or

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, DFA International Value Portfolio, DFA International Small Cap Value Portfolio, International Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio and Continental Small Company Portfolio will not:

(8)	sell securities short.

The Portfolios, except the U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio and World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio will not:

(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except that the DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry.

The U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio will not:

(10)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the DFA International Real Estate Securities Portfolio and the DFA Global Real Estate Securities Portfolio shall invest more than 25% of their total assets in securities of companies in the real estate industry.

The investment limitations described in (5), (9), and (10) above do not prohibit each Feeder Portfolio, International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds, the International Master Funds, or Underlying Funds, respectively.  In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.  The investment limitations of each Master Fund are similar to those of the corresponding Feeder Portfolio.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

For purposes of the investment limitation described in (1) above, the Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, and Emerging Markets Value Portfolio (indirectly through their investments in the corresponding Master Funds) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade.  Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.  Inasmuch as the Feeder Portfolios and International Small Company Portfolio will only hold shares of certain Master Funds, or any portfolio structured as a fund of funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Each Portfolio is required to operate in accordance with the Commission staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  For these purposes, Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES – Enhanced U.S. Large Company Portfolio.” Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities.  If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets.  While maintaining oversight, the Boards of Directors have delegated the day-to-day function of making liquidity determinations to the Advisor.  For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities.  After purchase, the Board of Directors of DFAIDG or DIG, as applicable, and the Advisor will continue to monitor the liquidity of Rule 144A securities.

The investment limitation described in (8) above does not prohibit the Enhanced U.S. Large Company Portfolio from maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.

For purposes of the investment limitations described in (9) and (10) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization.  A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government.  Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Notwithstanding any of the above investment limitations, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Dimensional Emerging Markets Value Fund, the Emerging Markets Core Equity Portfolio, the DFA International Real Estate Securities Portfolio, the DFA Global Real Estate Securities Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors, or whose use is otherwise considered by such Master Funds and Portfolios to be advisable. Each Master Fund, the Emerging Markets Core Equity Portfolio, the DFA International Real Estate Securities Portfolio, the DFA Global Real Estate Securities Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio or the Selectively Hedged Global Equity Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

Unless otherwise indicated, all limitations applicable to the Portfolios’ and Master Funds’ investments apply only at the time that a transaction is undertaken.

OPTIONS ON STOCK INDICES

The Enhanced U.S. Large Company Portfolio may purchase and sell options on stock indices.  With respect to the sale of call options on stock indices, pursuant to published positions of the Commission, the Enhanced U.S. Large Company Portfolio will either (1) maintain with its custodian liquid assets equal to the contract value (less any margin deposits); (2) hold a portfolio of stocks substantially replicating the movement of the index underlying the call option; or (3) hold a separate call on the same index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.  With respect to the sale of put options on stock indices, pursuant to published Commission positions, the Enhanced U.S. Large Company Portfolio will either (1) maintain liquid assets equal to the exercise price (less any margin deposits) in a segregated account with its custodian; or (2) hold a put on the same index as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written, or (b) less than the exercise price of the put written, provided an amount equal to the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Portfolio desires.

The Enhanced U.S. Large Company Portfolio will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.

If an option written by the Enhanced U.S. Large Company Portfolio expires, the Portfolio realizes a gain equal to the premium received at the time the option was written.  If an option purchased by the Enhanced U.S. Large Company Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid.

The premium paid for a put or call option purchased by the Enhanced U.S. Large Company Portfolio is an asset of the Portfolio.  The premium received for an option written by the Portfolio is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Indices

There are several risks associated with transactions in options on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options normally have expiration dates up to 90 days from date of purchase.  The exercise price of the options may be below, equal to or above the current market value of the underlying index.  Purchased options that expire unexercised have no value.  Unless an option purchased by the Enhanced U.S. Large Company Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Enhanced U.S. Large Company Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  Although the Enhanced U.S. Large Company Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time.  Closing transactions may be effected with respect to options traded in the over the counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists.  There can be no assurance that the Enhanced U.S. Large Company Portfolio will be able to liquidate an over the counter option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an over the counter option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Enhanced U.S. Large Company Portfolio would have to exercise those options which it has purchased in order to realize any profit.  With respect to options written by the Enhanced U.S. Large Company Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, the Enhanced U.S. Large Company Portfolio would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

The Enhanced U.S. Large Company Portfolio’s activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

Investment Limitations on Options Transactions

The ability of the Enhanced U.S. Large Company Portfolio to engage in options transactions is subject to certain limitations.  The Enhanced U.S. Large Company Portfolio will only invest in over-the-counter options to the extent consistent with the 15% limit on investments in illiquid assets.

SWAPS

Enhanced U.S. Large Company Portfolio may enter into equity index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a group of securities representing a particular index.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by Enhanced U.S. Large Company Portfolio would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Enhanced U.S. Large Company Portfolio’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio’s portfolio.  The Enhanced U.S. Large Company Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, and, therefore, swap agreements entered into by Enhanced U.S. Large Company Portfolio and other illiquid assets will be limited to 15% of the net assets of the Portfolio.  Moreover, Enhanced U.S. Large Company Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause Enhanced U.S. Large Company Portfolio to enter into swap agreements only with counterparties that the Investment Committee of the Advisor has approved.  Certain restrictions imposed on Enhanced U.S. Large Company Portfolio by the Code may limit the Portfolio’s ability to use swap agreements.  The swap market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect Enhanced U.S. Large Company Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS

Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Feeder Portfolio and to the Master Fund in which the Feeder Portfolio invests substantially all of its assets and, with respect to the International Small Company Portfolio and the DFA Global Real Estate Securities Portfolio and the World ex U.S. Value Portfolio, the International Master Funds and Underlying Funds, respectively.  With respect to the World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the discussion relates to both the Portfolios themselves and the Underlying Funds in which they invest.

All Portfolios, Master Funds and Underlying Funds may enter into futures contracts and options on futures contracts.  Such Portfolios (with the exception of Enhanced U.S. Large Company Portfolio) may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.  The Enhanced U.S. Large Company Portfolio may use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio, Master Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio, Master Fund or Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio, Master Fund or Underlying Fund expects to earn income on its margin deposits.  Each Master Fund, Underlying Fund and Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Master Fund, Underlying Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Master Fund, Underlying Fund or Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio, Master Fund or Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio, Master Fund or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the Commission and interpretations of the staff of the Commission, a Portfolio, Master Fund or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio, Master Fund or Underlying Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Portfolios (or in the case of Feeder Portfolios, their Master Funds) and Enhanced U.S. Large Company Portfolio may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios and Master Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Portfolio or Master Fund, the Portfolio or Master Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, a Portfolio or Master Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Enhanced U.S. Large Company Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  The Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure.

CASH MANAGEMENT PRACTICES

All non-Feeder Portfolios, Master Funds and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  With respect to the World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the discussion relates to both the Portfolios themselves and the Underlying Funds in which they invest.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of the Emerging Markets Master Funds, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the non-Feeder Portfolios, Master Funds and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the non-Feeder Portfolios, Master Funds and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**

U.S. Large Company Portfolios	Short-term fixed income obligations; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	5%

Enhanced U.S. Large Company Portfolio	Short-term fixed income obligations; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	N.A.

Japanese Small Company, Asia Pacific Small Company, United Kingdom Small Company and Continental Small Company	Short-term fixed income obligations; high quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Small Cap Portfolio	Short-term fixed income obligations; high quality, highly liquid fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Micro Cap Portfolio	Short-term fixed income obligations; high quality, highly liquid fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Large Cap Value Series and U.S. Small Cap Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Targeted Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio and U.S. Vector Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Real Estate Securities Portfolio	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

Large Cap International Portfolio	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

International Small Company Portfolio	Short-term, high quality fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds***	Small portion

Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**
DFA International Small Cap Value Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA International Value Portfolio	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA International Value Series	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA International Real Estate Securities Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Global Real Estate Securities Portfolio	Short-term repurchase agreements; money market instruments; investment grade debt securities; freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds ***; index futures contracts, and options thereon.	20%

International Vector Equity Portfolio	Short-term repurchase agreements; money market instruments; investment grade debt securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds***; index futures contracts, and options thereon.	20%

World ex U.S. Value Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds***	20%

World ex U.S. Targeted Value Portfolio	Short-term repurchase agreements; money market instruments; highly liquid debt securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market mutual funds***; index futures contracts and options thereon.	20%

World ex U.S. Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market mutual funds***	20%

Selectively Hedged Global Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

The Emerging Markets Master Funds	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	10%

Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**
Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the non-Feeder Portfolios, Master Funds and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**
The percentage guidelines set forth above are not absolute limitations, but the non-Feeder Portfolios, Master Funds and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

CONVERTIBLE DEBENTURES

The U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio are authorized to invest in private placements of interest-bearing debentures that are convertible into common stock.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield the Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by the Portfolio upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio’s investment objective and policies.

EXCHANGE TRADED FUNDS

The following non-Feeder Portfolios, Master Funds and Underlying Funds may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity:

U.S. Large Company Portfolio
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Value Series
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
DFA International Value Portfolio

The DFA International Value Series
International Core Equity Portfolio
International Small Company Portfolio
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
The Emerging Markets Series
The Emerging Markets Small Cap Series
Dimensional Emerging Markets Value Fund
Emerging Markets Core Equity Portfolio

An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios, Equity Master Funds and Equity Underlying Funds with the expectation that they will be held for longer than one year.  The Enhanced U.S. Large Company Portfolio is expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of each Fund (each a “Board”) is responsible for establishing the Funds’ policies and for overseeing the management of each Fund.  The Board of Directors elects the officers of each Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of each Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of each Board.  Each Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of each Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for each Fund also provides the disinterested Directors with adequate influence over the governance of the Board and each Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of each Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of each Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

Each Board has four standing committees.  The Audit Committee, Nominating Committee, Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of each Fund’s accounting and financial reporting policies, the selection and nomination of candidates to each Fund’s Board and the review of the investment performance of the series of each Fund and the performance of each Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

Each Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for each Board oversees the Fund’s accounting and financial reporting policies and practices, each Fund’s internal controls, each Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board.  The Audit Committee for each Board recommends the appointment of each Fund’s independent registered public accounting firm and also acts as a liaison between each Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear and Abbie J. Smith.  The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of each Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould,  Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of each Fund’s series, including the Portfolios, and reviews the performance of each Fund’s service providers.  There were seven Performance Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of a Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Board of each Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board of each Fund, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the

Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and each Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, each Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board.  Each Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of a Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of a Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board of each Fund believes that it is in the best interests of each Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  Each Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  Each Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of a Fund is set forth in the tables below, including a description of each Director’s experience as a Director of a Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since Inception	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since Inception
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since Inception
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since Inception
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors
The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since Inception
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, DEM, DFAIDG, DIG and the Trust.  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, the Trust, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Funds; the Trust; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Roger G. Ibbotson	U.S. Core Equity 1 Portfolio – Over $100,000 U.S. Core Equity 2 Portfolio – Over $100,000 International Core Equity Portfolio – Over $100,000	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	U.S. Micro Cap Portfolio – $50,001-$100,000	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	U.S. Micro Cap Portfolio – Over $100,000 Selectively Hedged Global Equity Portfolio – Over $100,000	Over $100,000
Eduardo A. Repetto
U.S. Core Equity 1 Portfolio – Over $100,000
U.S. Core Equity 2 Portfolio – Over $100,000
U.S. Large Company Portfolio – $50,001 - $100,000
International Core Equity Portfolio – Over $100,000
Large Cap International Portfolio – Over $100,000
Emerging Markets Core Equity Portfolio – $10,001 - $50,000
Over $100,000
**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by each Fund to the Funds’ Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from DFAIDG*	Aggregate Compensation from DIG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	$18,443	N/A	N/A	$220,000
John P. Gould Director	$137,827	$18,443	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	$19,284	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	$18,443	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	$18,443	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	$18,443	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	$31,053	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Funds, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI, except that Directors and officers, as a group, owned approximately 74.09% of the Selectively Hedged Global Equity Portfolio.

SERVICES TO THE FUNDS

Administrative Services—The Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio

The Funds have entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio.  Pursuant to each administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund or Underlying Funds (as applicable), and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Feeder Portfolios, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and International Small Company Portfolio are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Portfolio	Administration Fee
U.S. Large Company Portfolio	0.05% (a)
Enhanced U.S. Large Company Portfolio	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Small Cap Value Portfolio	0.30%
U.S. Targeted Value Portfolio	0.25% (b)
U.S. Small Cap Portfolio	0.32%
U.S. Micro Cap Portfolio	0.40%
DFA International Value Portfolio	0.20%
International Small Company Portfolio	0.40% (c)
Japanese Small Company Portfolio	0.40% (d)
Asia Pacific Small Company Portfolio	0.40% (d)
United Kingdom Small Company Portfolio	0.40% (d)
Continental Small Company Portfolio	0.40% (d)
Emerging Markets Portfolio	0.40%
Emerging Markets Value Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%

(a)           Pursuant to the Amended and Restated Fee Waiver Agreement for the U.S. Large Company Portfolio, the Advisor has contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.10% of the average net assets of the U.S. Large Company Portfolio (the “Annualized Expense Ratio”).  At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Annualized Expense Ratio.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee

Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.  For additional information concerning the Fee Waiver and/or Expense Assumption Agreements, see “Annual Fund Operating Expenses” in the Prospectus.

(b)           Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares to 0.50% of the Portfolio’s average net assets of the Institutional Class Shares on an annualized basis (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of the Portfolio’s Institutional Class Shares are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class Shares  to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.  For additional information concerning the Fee Waiver and/or Expense Assumption Agreements, see “Annual Fund Operating Expenses” in the Prospectus.

(c)           Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the International Small Company Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investments companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.45% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.  For additional information concerning the Fee Waiver and/or Expense Assumption Agreement, see “Annual Fund Operating Expenses” in the Prospectus.

(d)           Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio and Continental Small Company Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of a class of each Portfolio to the extent necessary to limit the direct expenses of a class of a Portfolio to 0.47% of the average net assets of a class of a Portfolio on an annualized basis (the “Expense Limitation Amount”).  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement does not include the indirect expenses that each Portfolio bears as a shareholder of its Master Fund.  At any time that the direct expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the direct expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.  For additional information concerning the Fee Waiver and/or Expense Assumption Agreement, see “Annual Fund Operating Expenses” in the Prospectus.

Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid administrative fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

Portfolio	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Large Company Portfolio	$ 1,9871	$ 1,9363	$1,0765
Enhanced U.S. Large Company Portfolio	$ 276	$ 251	$ 238
U.S. Large Cap Value Portfolio	$ 11,657	$ 11,072	$ 9,730
U.S. Small Cap Value Portfolio	$ 20,714	$ 21,354	$18,946
U.S. Targeted Value Portfolio	$ 7,088	$ 6,649	$ 4,988
U.S. Small Cap Portfolio	$ 13,400	$ 12,649	$ 9,485
U.S. Micro Cap Portfolio	$ 13,662	$ 13,675	$12,357
DFA International Value Portfolio	$ 10,513	$ 11,024	$ 9,323
International Small Company Portfolio	$ 23,665	$ 24,741	$18,673
Japanese Small Company Portfolio	$ 1,078	$ 619	$ 455
Asia Pacific Small Company Portfolio	$ 762	$ 581	$ 4416
United Kingdom Small Company Portfolio	$ 1212	$ 1414	$ 1167
Continental Small Company Portfolio	$ 442	$ 538	$ 448
Emerging Markets Portfolio	$ 10,176	$ 9,541	$ 8,397
Emerging Markets Value Portfolio	$ 60,899	$ 55,102	$35,877
Emerging Markets Small Cap Portfolio	$ 10,440	$ 8,734	$ 6,212

1	$1,966 after waiver
2	$109 after waiver
3	$1,958 after recoupment of fees previously waived
4	$134 after waiver
5	$759 after waiver
6	$466 after recoupment of fees previously waived
7	$103 after waiver

Administrative Services—All Portfolios

           State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Portfolios, Underlying Funds and Master Funds.  The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of the Funds, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the non-Feeder Portfolios (except the International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, collectively, the “Fund of Funds”), the Feeder Portfolios’ Master Funds and the Underlying Funds pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a non-Feeder Portfolio, a Master Fund or an Underlying Fund under the fee schedule are allocated to each such non-Feeder Portfolio, Master Fund or Underlying Fund based on the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.

Each Feeder Portfolio and Fund of Funds is also subject to an annual fee.  The U.S. Large Cap Value Portfolio, DFA International Value Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio and Emerging Markets Small Cap Portfolio are each subject to an annual fee of $20,000.  The International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio are each subject to an annual fee of $36,000.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for the following Portfolios and Master Funds:  Enhanced U.S. Large Company Portfolio (co-custodian with State Street Bank and Trust Company), Large Cap International Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, DFA International Small Cap Value Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, The Emerging Markets Series, The Emerging Markets Small Cap Series, Emerging Markets Core Equity Portfolio and Dimensional Emerging Markets Value Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for DFA Global Real Estate Securities Portfolio, International Small Company Portfolio, the Domestic Equity non-Feeder Portfolios, the Feeder Portfolios and the U.S. Large Cap Value Series.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

Each Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Funds by serving as the principal underwriter of the Funds’ shares.  Pursuant to each Fund’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Funds.  No compensation is paid by the Funds to DFAS under the Distribution Agreements.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Funds.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Funds and audits the annual financial statements of the Funds.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Funds. Pursuant to an Investment Advisory Agreement with each Non-Feeder Portfolio and Master Fund, the Advisor is responsible for the management of their respective assets. Additionally, pursuant to an Investment Advisory Agreement with each Feeder Portfolio, the Advisor, for no additional compensation, manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for cash management purposes and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Japanese Small Company Series, Asia Pacific Small Company Series, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Portfolio, International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity Portfolio and the Dimensional Emerging Markets Value Fund (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom Small Company Series, Continental Small Company Series, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Targeted Value Portfolio, the World ex U.S. Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity Portfolio and the Dimensional Emerging Markets Value Fund (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Funds.  For the services it provides as investment advisor to each non-Feeder Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund).  The Advisor is paid no fee for the services it provides as investment adviser to each Feeder Portfolio.  Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios (or their corresponding Master Funds) paid management fees (to the Advisor and any sub-advisor) as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Large Company Portfolio (a)	$ 994	$ 968	$ 919
Enhanced U.S. Large Company Portfolio	$ 92	$ 83	$ 79
U.S. Large Cap Value Portfolio (b)	$ 9,897	$ 9,440	$ 8,301
U.S. Targeted Value Portfolio (c)	$ 2,835	$ 2,659	$ 1,995
U.S. Small Cap Value Portfolio	$ 13,809	$ 14,236	$12,631
U.S. Core Equity 1 Portfolio (d)	$ 7,460	$ 5,911	$ 4,117
U.S. Core Equity 2 Portfolio (d)	$ 12,830	$ 11,363	$ 8,868
U.S. Vector Equity Portfolio (d)	$ 5,835	$ 5,469	$ 4,200
U.S. Small Cap Portfolio	$ 1,256	$ 1,186	$ 889
U.S. Micro Cap Portfolio	$ 3,416	$ 3,419	$ 3,089
DFA Real Estate Securities Portfolio (d)	$ 7,1831	$ 8,704	$ 7,245
Large Cap International Portfolio	$ 4,700	$ 4,343	$ 3,622
DFA International Value Portfolio (b)	$ 13,887	$ 14,647	$12,890

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
International Core Equity Portfolio (d)	$ 19,970	$ 19,064	$14,583
International Small Company Portfolio (e)	$ 5,906	$ 6,177	$ 4,661
Japanese Small Company Portfolio (b)	$ 1,638	$ 1,442	$ 1,181
Asia Pacific Small Company Portfolio (b)	$ 918	$ 979	$ 770
United Kingdom Small Company Portfolio (b)	$ 1,246	$ 1,142	$ 851
Continental Small Company Portfolio (b)	$ 1,999	$ 2,274	$ 1,724
DFA International Real Estate Securities Portfolio (d)	$ 4,241	$ 3,562	$ 2,803
DFA International Small Cap Value Portfolio	$ 49,872	$ 53,621	$46,090
International Vector Equity Portfolio (d)	$ 2,241	$ 1,908	$1,3697
World ex U.S. Value Portfolio (f)	$ 2532	$ 2015	$ 258
World ex U.S. Targeted Value Portfolio (g)	N/A	N/A	N/A
World ex U.S. Core Equity Portfolio (h)	N/A	N/A	N/A
Selectively Hedged Global Equity Portfolio (i)	$ 753	N/A	N/A
Emerging Markets Portfolio (b)	$ 2,666	$ 2,535	$ 2,246
Emerging Markets Value Portfolio (b)	$ 15,417	$ 14,009	$ 9,448
Emerging Markets Small Cap Portfolio (b)	$ 4,726	$ 3,976	$ 2,840
Emerging Markets Core Equity Portfolio (d)	$ 39,333	$ 27,105	$17,369
DFA Global Real Estate Securities Portfolio(j)	$ 3,1524	$ 2,6526	$1,9459

1	$6,862 after waiver
2	$124 after waiver
3	$0 after waiver
4	$381 after waiver
5	$66 after waiver
6	$219 after waiver
7	$1,397 after recoupment of fees previously waived
8	$0 after waiver
9	$159 after waiver

(a)
Prior to September 10, 2010, the Portfolio was a Feeder Portfolio and the dollar amount accrued prior to September 10, 2010 represents the amount paid by the Master Fund in which the Portfolio invested its assets and the amount accrued from September 11, 2010 through October 31, 2010 in the Portfolio.

(b)	The Master Fund has more than one Feeder Portfolio and/or direct investor; the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor.

(c)
Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio’s Institutional Class Shares to 0.50% of the Portfolio’s average net assets of the Institutional Class Shares on an annualized basis (“Expense Limitation Amount”).  At any time that the Portfolio Expenses of the Portfolio’s Institutional Class Shares are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses to exceed the Expense Limitation Amount.  The U.S. Targeted Value Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(d)
Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of these Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio’s average net assets (“Expense Limitation Amount”):

Portfolio	Expense Limitation Amount
U.S. Core Equity 1 Portfolio	0.23%
U.S. Core Equity 2 Portfolio	0.26%
U.S. Vector Equity Portfolio	0.36%
DFA Real Estate Securities Portfolio	0.18%
International Core Equity Portfolio	0.49%
DFA International Real Estate Securities Portfolio	0.65%
International Vector Equity Portfolio	0.60%
Emerging Markets Core Equity Portfolio	0.85%

At any time that the Portfolio Expenses of a class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement described above will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(e)
Each of the five International Master Funds in which the Portfolio invests its assets has more than one Feeder Portfolio (which are also included elsewhere in this table).  The dollar amount represents the total dollar amount of management fees attributable to this Portfolio paid by each International Master Fund to the Advisor.

(f)
The World ex U.S. Value Portfolio commenced operations on August 23, 2010.  Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the World ex U.S. Value Portfolio, the Advisor has contractually agreed to waive up to the full amount of the management fee of 0.47% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”).  In addition, under the Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e. the management fee remaining after the proportionate share of the Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) so that such Portfolio Expenses do not exceed 0.60% of the Portfolio’s average net assets on an annualized basis (“Expense Limitation Amount”).  The maximum amount that may be waived to limit Portfolio Expenses pursuant to this paragraph is the amount of the Remaining Management Fee.  Further, at any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares, the Advisor retains the right to recover any Remaining Management Fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(g)
The World ex U.S. Targeted Value Portfolio commenced operations on November 1, 2012.  Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the World ex U.S. Targeted

Value Portfolio, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.58% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”). In addition, under the Fee Waiver and Expense Assumption Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.80% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(h)
The World ex U.S. Core Equity Portfolio had not commenced operations as of February 28, 2013.  Pursuant to a Fee Waiver and Expense Assumption Agreement for the World ex U.S. Core Equity Portfolio, the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.47% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(i)
The Selectively Hedged Global Equity Portfolio commenced operations on November 14, 2011.  Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Selectively Hedged Global Equity Portfolio, the Advisor has contractually agreed to waive up to the full amount of the management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”).  In addition, under the Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor also has agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses, on an annualized basis, of a class of the Portfolio to 0.40% of the average net assets (“Expense Limitation Amount”).  Further, at any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expense previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(j)
Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the DFA Global Real Estate Securities Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to 0.32% of the average net assets of a class of the Portfolio (“Expense Limitation Amount”).  At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such a class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, Master Funds and the Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, Master Funds and Underlying Funds based on the parameters established by the Investment Committee.  The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the category of portfolios indicated.

Domestic portfolios (excluding Enhanced U.S. Large Company Portfolio)	Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray
Enhanced U.S. Large Company Portfolio	David A. Plecha and Joseph F. Kolerich
International portfolios (excluding International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio and Selectively Hedged Global Equity Portfolio)	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray
International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, and World ex U.S. Value Portfolio	Karen E. Umland, Joseph H. Chi, and Jed S. Fogdall
Selectively Hedged Global Equity Portfolio	David A. Plecha, Joseph H. Chi, Jed S. Fogdall and Joseph F. Kolerich

Other Managed Accounts

In addition to the Portfolios (and with respect to the Feeder Portfolios, the Master Fund in which a Feeder Portfolio invests substantially all of its assets) and the Underlying Funds, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio/Master Fund/Underlying Fund and other accounts.  Other accounts include registered mutual funds (other than the Portfolios, Master Funds and Underlying Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Master Fund/Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Master Fund/Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios/Master Funds/Underlying Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio/Master Fund/Underlying Fund and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios/Master Funds/Underlying Funds.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio/Master Fund/Underlying Fund and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio/Master Fund/Underlying Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio/Master Fund/Underlying Fund or Account, a Portfolio/Master Fund/Underlying Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios/Master Funds/Underlying Funds and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios/Master Funds/Underlying Funds and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios/Master Funds/Underlying Funds, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio/Master Fund/Underlying Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio/Master Fund/Underlying Fund or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Funds have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Large Company Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None $50,001 - $100,000
Enhanced U.S. Large Company Portfolio	Joseph F. Kolerich David A. Plecha	None None
U.S. Large Cap Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None $100,001 - $500,000
U.S. Small Cap Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None $100,001 - $500,000
U.S. Targeted Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Core Equity 1 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Core Equity 2 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall	$500,001 - $1,000,000 $10,001 - $50,000 $50,001 - $100,000

	Henry F. Gray	None
U.S. Vector Equity Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Small Cap Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Micro Cap Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	$50,001 - $100,000 $0 - $10,000 None $100,001 - $500,000
DFA Real Estate Securities Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	$10,001 - $50,000 $10,001 - $50,000 None $50,001 - $100,000
Large Cap International Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$0 - $10,000 None None $50,001 - $100,000
DFA International Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$100,001 - $500,000 None None $10,001 - $50,000
International Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $0 - $10,000 $50,001 - $100,000 None
International Small Company Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall	$10,001 - $50,000 None None
Japanese Small Company Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$10,001 - $50,000 None None None
Asia Pacific Small Company Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
United Kingdom Small Company Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Continental Small Company Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
DFA International Real Estate Securities Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 $0 - $10,000 $0 - $10,000
DFA Global Real Estate	Karen Umland	None

Securities Portfolio	Joseph H. Chi Jed S. Fogdall	None $0 - $10,000
DFA International Small Cap Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$50,001 - $100,000 $50,001 - $100,000 None $100,001 - $500,000
International Vector Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None None
World ex U.S. Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall	None None None
World ex U.S. Targeted Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
World ex U.S. Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Selectively Hedged Global Equity Portfolio	David A. Plecha Joseph H. Chi Jed S. Fogdall Joseph F. Kolerich	None None None None
Emerging Markets Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$50,001 - $100,000 None None $50,001 - $100,000
Emerging Markets Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None $10,001 - $50,000
Emerging Markets Small Cap Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None None
Emerging Markets Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $50,001 - $100,000 $10,001 - $50,000 None

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.  Until September 1995, Asia Pacific Small Company Portfolio was named Asia-Australia Small Company Portfolio; U.S. Large Cap Value Portfolio was named U.S. Large Cap High Book to Market Portfolio; U.S. Small Cap Value Portfolio was named U.S. Small Cap High Book to Market Portfolio; U.S. Micro Cap Portfolio was named The Small Company Shares; and Continental Small Company Portfolio was named The Continental European Portfolio.  From September 1995 until December 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio.  Until September, 1995, the U.S. Small Cap Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio.  From September 1995 until August 1997, the U.S. Small Cap Value Portfolio was named the U.S. Small Cap Value Portfolio.  From August 1997 to April 1,

2001, the U.S. Small Cap Value Portfolio was known as the U.S. 6-10 Value Portfolio.  From September 1995 until April 1, 2001, the U.S. Micro Cap Portfolio was named the U.S. 9-10 Small Company Portfolio.  From April 1, 2001 to December 12, 2006, the U.S. Targeted Value Portfolio was known as the U.S. Small XM Value Portfolio.  Prior to April 1, 2001, the U.S. Targeted Value Portfolio, the U.S. Small Cap Value Portfolio, the U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio were known as the U.S. 4-10 Value Portfolio, the U.S. 6-10 Value Portfolio, the U.S. 6-10 Small Company Portfolio and the U.S. 9-10 Small Company Portfolio, respectively.  Similarly, the Master Funds in which these four Portfolios invested – The U.S. Targeted Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series and The U.S. Micro Cap Series – were, prior to April 1, 2001, known as The U.S. 4-10 Value Series, The U.S. 6-10 Value Series, The U.S. 6-10 Small Company Series and the U.S. 9-10 Small Company Series, respectively.  Effective as of March 30, 2007, the U.S. Targeted Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Targeted Value Series, the Master Fund in which the U.S. Targeted Value Portfolio invested.  Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The Enhanced U.S. Large Company Series, the Master Fund in which the Enhanced U.S. Large Company Portfolio invested.  Effective as of February 28, 2009, the U.S. Small Cap Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Value Series, the Master Fund in which the U.S. Small Cap Value Portfolio invested.  Effective as of February 28, 2009, the U.S. Small Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Series, the Master Fund in which the U.S. Small Cap Portfolio invested.  Effective as of February 28, 2009, the U.S. Micro Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Micro Cap Series, the Master Fund in which the U.S. Micro Cap Portfolio invested.  From September 1995 until September 13, 2005, the Asia Pacific Small Company Portfolio was known as the Pacific Rim Small Company Portfolio.

DIG was incorporated under Maryland law on March 19, 1990.  DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name.  Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc.  Until May 8, 2010, U.S. Large Company Portfolio was named U.S. Large Company Institutional Index Portfolio.  Effective as of September 10, 2010, the U.S. Large Company Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Large Company Series, the Master Fund in which the U.S. Large Company Portfolio invested.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its Master Funds only to institutional investors in private offerings.  Dimensional Emerging Markets Value Fund (“DEM”) was incorporated under Maryland law on January 9, 1991 and was reorganized as a Delaware statutory trust effective October 30, 2009.  DEM offers its shares only to institutional investors in private offerings.  On November 21, 1997, the shareholders of DEM approved its conversion from a closed-end management investment company to an open-end management investment company.

CODE OF ETHICS

The Funds, the Trust, Dimensional Emerging Markets Value Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios, Master Funds and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, Master Funds and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio, Master Fund or Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of a Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  Each Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Funds, the latter being audited.

Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the relevant Fund will solicit voting instructions from the Feeder Portfolio’s shareholders with respect to the proposal.  The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders.  The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.  With regard to a Master Fund or Underlying Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund or Underlying Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund or Underlying Fund must vote to approve the continuing existence of the Master Fund or Underlying Fund or the Master Fund or Underlying Fund will be liquidated.

Shareholder inquiries may be made by writing or calling a Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding shares of the Portfolios, as set forth below:

U.S. LARGE COMPANY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	53.79%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	11.50%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	10.63%

ENHANCED U.S. LARGE COMPANY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	35.77%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	30.33%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	8.95%

Jesuits of the Missouri Province 4511 West Pine Blvd. St. Louis, MO 63108	8.38%

U.S. LARGE CAP VALUE PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	38.16%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	21.72%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	15.26%

U.S. TARGETED VALUE PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	29.56%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	23.08%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	8.44%

U.S. SMALL CAP VALUE PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	40.35%

National Financial Services LLC*	12.42%

200 Liberty Street One World Financial Center New York, NY 10281

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	8.53%
U.S. CORE EQUITY 1 PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	32.08%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	22.43%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	12.09%

DFA Global Equity Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	6.75%

U.S. CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	30.52%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	18.79%

DFA Global Equity Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	14.40%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	9.21%

DFA Global 60/40 Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	5.55%

Trust Company of America* P.O. Box 6503 Englewood, CO 80155	5.41%

U.S. VECTOR EQUITY PORTFOLIO
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	36.33%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	26.86%

Trust Company of America* P.O. Box 6503 Englewood, CO 80155	13.96%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	13.27%

U.S. SMALL CAP PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	21.94%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	16.79%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	12.24%

Utah Retirement Systems Defined Contribution Plan 540 E 200 S Salt Lake City, UT 84102	5.41%
U.S. MICRO CAP PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	39.39%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	15.12%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	10.79%

Board of Trustees National Electrical Benefit Fund	5.34%

900 Seventh Street, NW 9th Floor Washington, DC 20001

DFA REAL ESTATE SECURITIES PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	35.15%

DFA Global Real Estate Securities Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	21.56%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	18.18%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	8.88%

LARGE CAP INTERNATIONAL PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	40.21%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	24.05%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	7.45%

DFA INTERNATIONAL VALUE PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	31.88%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	13.48%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	12.17%

State Street FBO Thrift Plan for Employees of the Federal Reserve System 2 Avenue De LaFayette Boston, MA 02111	7.06%

INTERNATIONAL CORE EQUITY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	39.47%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	18.34%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	9.82%

DFA Global Equity Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	8.71%

INTERNATIONAL SMALL COMPANY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	31.34%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	13.16%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.78%

San Francisco City & County Employee Retirement System 30 Van Ness Avenue, Suite 3000 San Francisco, CA 94102	5.42%

JAPANESE SMALL COMPANY PORTFOLIO
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	66.77%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	7.55%

John S. and James L. Knight Foundation Wachovia Financial Center, Suite 3300 200 South Biscayne Blvd Miami, FL 33131	7.21%

Mac & Co FBO Karlin Holdings 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	6.55%

ASIA PACIFIC SMALL COMPANY PORTFOLIO
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	61.77%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	20.61%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.75%

UNITED KINGDOM SMALL COMPANY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	61.67%

The RBB Fund Inc Free Market International Equity Fund 5955 Deerfield Blvd Mason, OH 45040	23.61%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.20%

CONTINENTAL SMALL COMPANY PORTFOLIO
Wendel & Co. A/C Pensionskassen for Farmakonomer c/o The Bank of New York 2 Hanson Plaza, 6th Floor Brooklyn, NY 11217	28.70%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	27.75%

The RBB Fund Inc Free Market International Equity Fund 5955 Deerfield Blvd Mason, OH 45040	21.54%

Ameritrade, Inc.* P.O. Box 2226	13.54%

Omaha, NE 68103

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
DFA Global Real Estate Securities Portfolio 6300 Bee Cave Road Building 1 Austin, TX 78746	35.11%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	27.24%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	19.39%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	9.80%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	56.35%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	17.95%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	14.79%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	36.19%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	14.12%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.33%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street	39.63%

San Francisco, CA 94104

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	31.40%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	16.08%

WORLD EX U.S. VALUE PORTFOLIO
The Employees Retirement Plan of the Denver Board of Water Commissioners* 1600 West 12th Avenue Mailcode 210 Denver, CO 80204	35.89%

U.S. Bank NA Custodian FBO Adams County Defined Benefit Non-ERISA* PO Box 1787 Milwaukee, WI 53201	22.98%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	12.40%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	11.72%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	5.86%

Pershing LLC* One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303	5.58%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	72.70%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	20.65%

Ameritrade, Inc.* P.O. Box 2226	6.59%

Omaha, NE 68103

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	88.25%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.49%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	5.38%

EMERGING MARKETS PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	37.31%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	18.47%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	11.39%

EMERGING MARKETS VALUE PORTFOLIO
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	17.51%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	9.66%

EMERGING MARKETS SMALL CAP PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	19.22%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	16.25%

Ohio Public Employees Retirement System 277 E Town Street	6.05%

Columbus, OH 43215

Missouri Local Government Employees Retirement System 701 West Main Street P.O. Box 1665 Jefferson City, MO 65102	5.63%
EMERGING MARKETS CORE EQUITY PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	33.55%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	23.16%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	6.05%

____________________________________

*	Owner of record only (omnibus).

Because the World ex U.S. Core Equity Portfolio has not been offered prior to the date of this SAI, no person beneficially owns 5% or more of the outstanding shares of the World ex U.S. Core Equity Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Funds generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Funds are closed.

The Tokyo Stock Exchange (“TSE”) is closed on the following days in 2013:  January 1, 2, 3 and 14, February 11, March 20, April 29, May 3 and 6, July 15, September 16 and 23, October 14, November 4 and December 23 and 31.  Orders for the purchase and redemption of shares of the Japanese Small Company Portfolio received on those days will be priced as of the close of the NYSE on the next day that the TSE is open for trading (provided that the NYSE is open on such day).  The London Stock Exchange (“LSE”) is closed on the following days in 2013: January 1, March 29, April 1, May 6 and 27, August 26, and December 25 and 26.  Orders for the purchase and redemption of shares of the United Kingdom Small Company Portfolio received on those days will be processed as of the close of the NYSE on the next day that the London Stock Exchange is open for trading (provided that the NYSE is open on such day).  In 2013, the foreign securities exchanges on which The Continental Small Company Series’ portfolio securities are principally traded are closed on March 29 and April 1.

The Japanese Small Company Portfolio is closed on days that the TSE is closed.  The United Kingdom Small Company Portfolio is closed on days that the LSE is closed.  In 2013, the Continental Small Company Portfolio is closed on March 29 and April 1.  Purchase and redemption orders for shares of such Portfolios will not be accepted on those days.

The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Funds or their transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, a Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

Each Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

                Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund or an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.  The Feeder Portfolios invest in Master Funds organized as partnerships for federal income tax purposes.  The International Small Company Portfolio invests in Underlying Funds organized as partnerships for federal income tax purposes.  The DFA Global Real Estate Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio invest in Underlying Funds organized as corporations for federal income tax purposes.  The World ex U.S. Value Portfolio and World ex U.S. Targeted Value Portfolio invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio invested in a Master Fund or a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its corresponding Master Fund’s or Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code.  If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the

Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance.  Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders.  Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period.  An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change.  The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio.  Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect.  The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains.  The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%).  If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received

Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio.  The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  See “Investment in Foreign Securities – Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Feeder Portfolio that invests in a Master Fund or a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund or Underlying Fund.  A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─Fund-of-fundscorporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year, (i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund), or (ii) in the case of a Feeder Portfolio (or a Portfolio that invests in Underlying Funds classified as partnerships), more than 50% in value of the total assets of the Feeder Portfolio attributable from the Master Fund (or of the Portfolio attributable from the Underlying Fund), are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method.  In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account.  To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time.  The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) – Shares acquired first are sold first.
·	LIFO (Last In, First Out) – Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) – Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) – Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long Term, First Out) – Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short Term, First Out) – Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long Term, First Out) – Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short Term, First Out) – Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification – Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you.  Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.  The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund or an Underlying Fund classified as a partnership) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio, the Feeder Portfolio’s corresponding Master Fund or the Underlying Fund.  To the extent an Underlying Fund organized as a corporation invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment.  Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio (or corresponding Master Fund) to another Portfolio or Master Fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  If the selling and purchasing portfolios are both Master Funds (i.e., both partnerships) or a Master Fund and a Portfolio (i.e., a partnership and a corporation), they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Under attribution rules, the shareholders of a Feeder Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio.  Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a portfolio are not immediately included in the income of the portfolio.  Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction).  If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased.  The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction.  Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities.  These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.  Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income.  If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company.  If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment.  A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.”  Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.”  Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.  The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events.  The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans,

Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership.  See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.  The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction.  In general, conversion of preferred stock for common stock of the same corporation is tax-free.  Conversion of preferred stock for cash is a taxable redemption.  Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent),  dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax.  “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified.  This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end.  As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends.  Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs.  The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

FIRPTA “wash sale” rule.  If the Portfolio is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding the Portfolio distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Portfolio shares as FIRPTA gain.  In addition, a sale or redemption of Portfolio shares will be FIRPTA gain only if –
·	As a non-U.S. shareholder, you own more than 5% of a class of shares in the Portfolio;
·
The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

·
50% or more of the Portfolio’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 5%

After December 31, 2013 (unless such provision is extended or made permanent), a more than 5% non-U.S. shareholder of the Portfolio may no longer rely on the fact that the Portfolio is domestically controlled in order to exclude gain on the sale or exchange of Portfolio shares if the Portfolio is otherwise considered a USRPHC.

 Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.  In the unlikely event a sale of Portfolio shares results in FIRPTA gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.”  As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

U.S. estate tax.  Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of Directors of DIG, DFAIDG and DEM, and the Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios, Master Funds, and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios, Master Funds, and Underlying Funds, and which seeks to maximize the value of the non-Feeder Portfolios’, Master Funds’ and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios, Master Funds, and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the non-Feeder Portfolios, Master Funds, or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios, Master Funds, or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio, Master Fund, or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the applicable Fund or the Board of Trustees of the Trust, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund and which seeks to maximize the value of that non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a non-Feeder Portfolio, Master Fund or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investment and that it is in the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a non-Feeder Portfolio, Master Fund or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a non-Feeder Portfolio, Master Fund or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Funds have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the non-Feeder Portfolios, Master Funds and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of Directors of DFAIDG, DIG, DEM and Board of Trustees of the Trust (collectively, the “Boards”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios, Master Funds and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, Master Funds and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio, Master Fund and Underlying Fund generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, Master Fund or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio, Master Fund or Underlying Fund.  Each Portfolio, Master Fund and Underlying

Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s, Master Fund’s or Underlying Fund’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios and Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
AFP Planvital S.A.	Monitoring investor exposure and investment strategy	Upon Request
Angeles Investment Advisors	Monitoring investor exposure and investment strategy	Upon Request
AP3-Tredje AP Fondon	Monitoring investor exposure and investment strategy	Upon Request
Bank of New York	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
California Institute of Technology	Monitoring investor exposure and investment strategy	Monthly/Quarterly
Callan Associates	Monitoring investor exposure and investment strategy	Monthly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Citizens Bank Wealth Management, N.A.	Monitoring investor exposure and investment strategy	Quarterly
City and County of San Francisco Employees’ Retirement System	Monitoring investor exposure and investment strategy	Monthly
Colonial Consulting Co.	Monitoring investor exposure and investment strategy	Monthly

Recipient	Business Purpose	Frequency
Cuprum AFP	Monitoring investor exposure and investment strategy	Quarterly
DeMarche Associates, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Denver Board of Water	Monitoring investor exposure and investment strategy	Upon Request
Fund Evaluation Group, LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Harbor Capital Advisors, Inc.	Monitoring investor exposure and investment strategy	Monthly
Hewitt EnnisKnupp	Monitoring investor exposure and investment strategy	Quarterly
Integrys Energy Group Inc.	Monitoring investor exposure and investment strategy	Upon Request
InterMountain Healthcare	Monitoring investor exposure and investment strategy	Upon Request
Jackson National Asset Management, LLC/Curian	Monitoring investor exposure and investment strategy	Upon Request
Jeffrey Slocum & Associates	Monitoring investor exposure and investment strategy	Quarterly
Kaiser Permanente	Monitoring investor exposure and investment strategy	Upon Request
Lipper Advisory Services, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Lynx Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Marco Consulting Group	Monitoring investor exposure and investment strategy	Monthly
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Merck & Co., Inc.	Monitoring investor exposure and investment strategy	Monthly
Minnesota Life Insurance	Monitoring investor exposure and investment strategy	Upon Request
NEPC	Monitoring investor exposure and investment strategy	Quarterly
Ohio Public Employees Retirement System	Monitoring investor exposure and investment strategy	Upon Request
Omaha Fire & Police	Monitoring investor exposure and investment strategy	Monthly
Pavilion Advisory Group	Monitoring investor exposure and investment strategy	Quarterly
Pennsylvania State University	Monitoring investor exposure and investment strategy	Upon Request

Recipient	Business Purpose	Frequency
Pension Boards United Church of Christ, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Pension Fund of the Christian Church (Disciples of Christ)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon request
Pricing Service Vendor	Fair value information services	Daily
R.V. Kuhns	Monitoring investor exposure and investment strategy	Monthly
Rachor Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Regence Group (Cambria)	Monitoring investor exposure and investment strategy	Monthly
Rocaton Investment Advisors	Monitoring investor exposure and investment strategy	Monthly
San Diego County Employees' Retirement Association	Monitoring investor exposure and investment strategy	Upon Request
Seattle City Employees' Retirement System	Monitoring investor exposure and investment strategy	Upon Request
Siemens Corporation	Monitoring investor exposure and investment strategy	Monthly
South Carolina Retirement Systems	Monitoring investor exposure and investment strategy	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Steward Capital Management	Monitoring investor exposure and investment strategy	Monthly
Strategic Investment Solutions	Monitoring investor exposure and investment strategy	Quarterly
Summit Strategies, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Tamarac (Savant)	Monitoring investor exposure and investment strategy	Monthly
Texas Mutual Insurance Company	Monitoring investor exposure and investment strategy	Monthly
Towers Watson	Monitoring investor exposure and investment strategy	Monthly
Tyco International	Monitoring investor exposure and investment strategy	Upon Request
University of Pittsburgh Medical Center	Monitoring investor exposure and investment strategy	Quarterly
U.S. Institutional Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly
Verizon Investment Management Corp.	Monitoring investor exposure and investment strategy	Upon Request
Watershed Investment Consultants	Monitoring investor exposure and investment strategy	Monthly
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly

Recipient	Business Purpose	Frequency
Wilshire Associates	Monitoring investor exposure and investment strategy	Quarterly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Master Funds, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolios, Master Funds and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio, Master Fund or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, a Master Fund, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio, Master Fund or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios, Master Funds and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings

Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Funds’ independent registered public accounting firm.  PwC audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Portfolios for their fiscal period ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.  Because the World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the World ex U.S. Targeted Value Portfolio and World ex U.S. Core Equity Portfolio.

The audited financial statements of the Master Funds (which are series of the Trust) and the audited financial statements of Dimensional Emerging Markets Value Fund for the fiscal period ended October 31, 2012, as set forth in the Trust’s and Dimensional Emerging Markets Value Fund’s annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-17

·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-18

·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-19

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

A-23

INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  DFAIDG is referred to as the “Fund” in this Statement of Additional Information (“SAI”).  This SAI relates to fifteen series of DFAIDG (individually, a “Portfolio” and collectively, the “Portfolios”):

DFA One-Year Fixed Income Portfolio
Ticker:  DFIHX

DFA Two-Year Global Fixed Income Portfolio
Ticker:  DFGFX

DFA Selectively Hedged Global Fixed Income Portfolio
Ticker:  DFSHX

DFA Five-Year Global Fixed Income Portfolio
Ticker:  DFGBX

DFA World ex U.S. Government Fixed Income Portfolio
Ticker:  DWFIX

DFA Short-Term Government Portfolio
Ticker:  DFFGX

DFA Intermediate Government Fixed Income Portfolio
Ticker:  DFIGX

DFA Short-Term Extended Quality Portfolio
Ticker:  DFEQX

DFA Intermediate-Term Extended Quality Portfolio
Ticker:  DFTEX

DFA Investment Grade Portfolio
Ticker:  DFAPX

DFA Inflation-Protected Securities Portfolio
Ticker:  DIPSX

DFA Short-Term Municipal Bond Portfolio
Ticker:  DFSMX

DFA Intermediate-Term Municipal Bond Portfolio
Ticker:  DFTIX

DFA California Short-Term Municipal Bond Portfolio
Ticker:  DFCMX

DFA California Intermediate-Term Municipal Bond Portfolio
Ticker:  DCIBX

This SAI is not a prospectus but should be read in conjunction with the Portfolios’ prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s annual report to shareholders.  The prospectus and annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	4
FUTURES CONTRACTS	6
CREDIT DEFAULT SWAPS	6
FOREIGN CURRENCY TRANSACTIONS	7
CASH MANAGEMENT PRACTICES	8
EXCHANGE TRADED FUNDS	9
PORTFOLIO TURNOVER RATES	9
INVESTMENT STRATEGIES FOR THE DFA MUNICIPAL BOND PORTFOLIO, DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO, DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO AND DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO	10
DIRECTORS AND OFFICERS	15
SERVICES TO THE PORTFOLIOS	26
ADVISORY FEES	28
PORTFOLIO MANAGERS	30
GENERAL INFORMATION	33
CODE OF ETHICS	33
SHAREHOLDER RIGHTS	33
PRINCIPAL HOLDERS OF SECURITIES	34
PURCHASE OF SHARES	37
REDEMPTION AND TRANSFER OF SHARES	38
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	38
PROXY VOTING POLICIES	51
DISCLOSURE OF PORTFOLIO HOLDINGS	53
FINANCIAL STATEMENTS	55
PERFORMANCE DATA	55

PORTFOLIO CHARACTERISTICS AND POLICIES

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each of the Portfolios.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the prospectus.  Unless otherwise indicated, the following information applies to all of the Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Each of the Portfolios except the DFA World ex U.S. Government Fixed Income Portfolio is diversified under the federal securities laws and regulations.  The DFA World ex U.S. Government Fixed Income Portfolio is non-diversified under the federal securities laws and regulations.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

The DFA Investment Grade Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by the Advisor.  As of the date of this SAI, the DFA Investment Grade Portfolio invests in the DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio  (collectively, the “Underlying Funds”), each a series of DFAIDG.

BROKERAGE TRANSACTIONS

The Portfolios acquire and sell securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolios effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the DFA Selectively Hedged Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, and DFA Investment Grade Portfolio.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios did not pay commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services.

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio as of October 31, 2012.

Portfolio	Broker or Dealer	Value of Securities
DFA One-Year Fixed Income Portfolio	Royal Bank of Canada	$212,184,811
DFA One-Year Fixed Income Portfolio	Bank of Nova Scotia	$208,211,697
DFA One-Year Fixed Income Portfolio	JPMorgan Chase & Co	$200,320,266
DFA One-Year Fixed Income Portfolio	National Australia Bank Ltd	$156,414,080
DFA One-Year Fixed Income Portfolio	BNP Paribas SA	$151,698,672
DFA One-Year Fixed Income Portfolio	Wells Fargo & Co	$124,856,948
DFA One-Year Fixed Income Portfolio	Westpac Banking Corp	$119,376,739
DFA One-Year Fixed Income Portfolio	Commonwealth Bank of Australia	$113,945,765
DFA One-Year Fixed Income Portfolio	Toronto-Dominion Bank/The	$92,158,600
DFA One-Year Fixed Income Portfolio	Bank of New York Mellon Corp/The	$32,944,320
DFA One-Year Fixed Income Portfolio	Australia & New Zealand Banking Group Ltd	$755,023
DFA Two-Year Global Fixed Income Portfolio	Royal Bank of Canada	$137,810,339
DFA Two-Year Global Fixed Income Portfolio	Bank of Nova Scotia	$137,453,151
DFA Two-Year Global Fixed Income Portfolio	Toronto-Dominion Bank/The	$109,499,656
DFA Two-Year Global Fixed Income Portfolio	JPMorgan Chase & Co	$45,009,213
DFA Two-Year Global Fixed Income Portfolio	BNP Paribas SA	$19,877,095
DFA Two-Year Global Fixed Income Portfolio	National Australia Bank Ltd	$11,319,095
DFA Two-Year Global Fixed Income Portfolio	Westpac Banking Corp	$10,107,995
DFA Two-Year Global Fixed Income Portfolio	Australia & New Zealand Banking Group Ltd	$7,519,075
DFA Five-Year Global Fixed Income Portfolio	Bank of Nova Scotia	$181,435,590
DFA Five-Year Global Fixed Income Portfolio	Toronto-Dominion Bank/The	$176,322,199
DFA Five-Year Global Fixed Income Portfolio	Royal Bank of Canada	$172,968,364
DFA Five-Year Global Fixed Income Portfolio	National Australia Bank Ltd	$116,829,609
DFA Five-Year Global Fixed Income Portfolio	Westpac Banking Corp	$98,430,767
DFA Five-Year Global Fixed Income Portfolio	LLOYDS BANKING GROUP PLC	$67,382,859
DFA Five-Year Global Fixed Income Portfolio	Commonwealth Bank of Australia	$65,121,557
DFA Five-Year Global Fixed Income Portfolio	Barclays Bank PLC	$46,628,835
DFA Five-Year Global Fixed Income Portfolio	Bank of New York Mellon Corp/The	$41,513,192
DFA Selectively Hedged Global Fixed Income Portfolio	Westpac Banking Corp	$23,950,830
DFA Selectively Hedged Global Fixed Income Portfolio	Bank of Nova Scotia	$22,427,626
DFA Selectively Hedged Global Fixed Income Portfolio	Royal Bank of Canada	$21,425,156
DFA Selectively Hedged Global Fixed Income Portfolio	Toronto-Dominion Bank/The	$19,392,412
DFA Selectively Hedged Global Fixed Income Portfolio	National Australia Bank Ltd	$10,597,643
DFA Selectively Hedged Global Fixed Income Portfolio	Commonwealth Bank of Australia	$10,181,167
DFA Selectively Hedged Global Fixed Income Portfolio	Citigroup Inc	$4,758,480
DFA Selectively Hedged Global Fixed Income Portfolio	Goldman Sachs Group Inc/The	$4,741,112
DFA Selectively Hedged Global Fixed Income Portfolio	Bank of America Corp	$4,710,069
DFA Selectively Hedged Global Fixed Income Portfolio	LLOYDS BANKING GROUP PLC	$4,439,493
DFA Selectively Hedged Global Fixed Income Portfolio	JPMorgan Chase & Co	$4,275,542

2

Portfolio	Broker or Dealer	Value of Securities
DFA Short-Term Extended Quality Portfolio	Bank of Nova Scotia	$20,026,866
DFA Short-Term Extended Quality Portfolio	Goldman Sachs Group Inc/The	$16,177,952
DFA Short-Term Extended Quality Portfolio	Westpac Banking Corp	$15,249,049
DFA Short-Term Extended Quality Portfolio	JPMorgan Chase & Co	$14,495,310
DFA Short-Term Extended Quality Portfolio	UBS AG	$14,201,035
DFA Short-Term Extended Quality Portfolio	US Bancorp	$13,808,720
DFA Short-Term Extended Quality Portfolio	Credit Suisse	$13,707,784
DFA Short-Term Extended Quality Portfolio	Mitsubishi UFJ Financial Group Inc	$12,862,944
DFA Short-Term Extended Quality Portfolio	BB&T Corp	$12,350,737
DFA Short-Term Extended Quality Portfolio	State Street Corp	$12,346,423
DFA Short-Term Extended Quality Portfolio	Citigroup Inc	$11,643,890
DFA Short-Term Extended Quality Portfolio	Wells Fargo & Co	$11,639,163
DFA Short-Term Extended Quality Portfolio	Bank of New York Mellon Corp/The	$11,471,134
DFA Short-Term Extended Quality Portfolio	Royal Bank of Canada	$10,373,545
DFA Short-Term Extended Quality Portfolio	KeyCorp	$10,077,178
DFA Short-Term Extended Quality Portfolio	Barclays Bank PLC	$7,968,446
DFA Short-Term Extended Quality Portfolio	HSBC Holdings PLC	$5,372,974
DFA Short-Term Extended Quality Portfolio	National Australia Bank Ltd	$5,271,359
DFA Short-Term Extended Quality Portfolio	Deutsche Bank AG	$4,552,448
DFA Short-Term Extended Quality Portfolio	BNP Paribas SA	$4,185,294
DFA Short-Term Extended Quality Portfolio	Commonwealth Bank of Australia	$3,528,901
DFA Short-Term Extended Quality Portfolio	Nomura Holdings Inc	$3,196,202
DFA Short-Term Extended Quality Portfolio	Toronto-Dominion Bank/The	$3,156,383
DFA Intermediate-Term Extended Quality Portfolio	Goldman Sachs Group Inc/The	$6,465,111
DFA Intermediate-Term Extended Quality Portfolio	Wells Fargo & Co	$6,394,559
DFA Intermediate-Term Extended Quality Portfolio	JPMorgan Chase & Co	$6,076,316
DFA Intermediate-Term Extended Quality Portfolio	UBS AG	$6,030,592
DFA Intermediate-Term Extended Quality Portfolio	Citigroup Inc	$5,843,845
DFA Intermediate-Term Extended Quality Portfolio	Bank of Nova Scotia	$5,840,847
DFA Intermediate-Term Extended Quality Portfolio	Deutsche Bank AG	$5,045,566
DFA Intermediate-Term Extended Quality Portfolio	State Street Corp	$4,959,288
DFA Intermediate-Term Extended Quality Portfolio	BB&T Corp	$4,311,380
DFA Intermediate-Term Extended Quality Portfolio	Mitsubishi UFJ Financial Group Inc	$3,647,171
DFA Intermediate-Term Extended Quality Portfolio	KeyCorp	$3,565,653
DFA Intermediate-Term Extended Quality Portfolio	Bank of New York Mellon Corp/The	$2,811,822
DFA Intermediate-Term Extended Quality Portfolio	Westpac Banking Corp	$2,649,605
DFA Intermediate-Term Extended Quality Portfolio	Australia & New Zealand Banking Group Ltd	$1,752,086
DFA Intermediate-Term Extended Quality Portfolio	Royal Bank of Canada	$1,705,796
DFA Intermediate-Term Extended Quality Portfolio	Commonwealth Bank of Australia	$1,419,903
DFA Investment Grade Portfolio	Bank of Nova Scotia	$4,366,865
DFA Investment Grade Portfolio	Westpac Banking Corp	$2,416,381
DFA Investment Grade Portfolio	Wells Fargo & Co	$1,719,809
DFA Investment Grade Portfolio	JPMorgan Chase & Co	$1,659,365
DFA Investment Grade Portfolio	Mitsubishi UFJ Financial Group Inc	$1,341,019
DFA Investment Grade Portfolio	Credit Suisse	$1,256,510
DFA Investment Grade Portfolio	State Street Corp	$1,236,094
DFA Investment Grade Portfolio	Citigroup Inc	$663,413
DFA Investment Grade Portfolio	Nomura Holdings Inc	$639,590
DFA Investment Grade Portfolio	Deutsche Bank AG	$638,178
DFA Investment Grade Portfolio	UBS AG	$536,266
DFA Investment Grade Portfolio	HSBC Holdings PLC	$520,355
DFA Investment Grade Portfolio	Goldman Sachs Group Inc/The	$437,653

3

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)	engage in the business of underwriting securities issued by others; or

(6)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The Portfolios, except the DFA World ex U.S. Government Fixed Income Portfolio, will not:

(7)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time.

The DFA One-Year Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Government Portfolio, and DFA Five-Year Global Fixed Income Portfolio will not:

(8)	sell securities short.

The Portfolios, except the DFA Selectively Hedged Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, and DFA California Short-Term Municipal Bond Portfolio, will not:

(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except that each of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

The DFA Selectively Hedged Global Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Inflation-Protected Securities Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Intermediate-Term Municipal Bond Portfolio and DFA California Intermediate-Term Municipal Bond Portfolio will not:

(10)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the DFA Selectively Hedged Global Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

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With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  For these purposes, each of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Investment Grade Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the prospectus under “Description of Investments of the Portfolios Other than the Short-Term Municipal Bond Portfolio, Intermediate-Term Municipal Bond Portfolio, California Short-Term Municipal Bond Portfolio and California Intermediate-Term Municipal Bond Portfolio.” Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors of DFAIDG, and the Advisor will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described in (5) and (8) above do not prohibit the DFA Investment Grade Portfolio from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations described in (5) and (8) above, the Portfolio will look through to the security holdings of the Underlying Funds in which it invests.

The investment limitation described in (8) above does not prohibit the DFA Short-Term Municipal Bond Portfolio from maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.

For purposes of the investment limitations described in (9) and (10) above, each of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio ,  DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio, as disclosed in the prospectus under ”Investments in the Banking Industry,” will invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading.

For purposes of the investment limitations described in (9) and (10) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

For purposes of the investment limitations described in (10) above, in regards to the DFA Short-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio and the DFA California Intermediate-Term Municipal Bond Portfolio, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if only the assets and revenues of a nongovernmental user back the bond, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate entity that would be treated as an issue of the guaranteeing entity.

Additionally, for the DFA Short-Term Municipal Bond Portfolio, the DFA California Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio and the DFA California Intermediate-Term Municipal Bond

5

Portfolio, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

For the purposes of the investment limitation described in (10) above, the World ex U.S. Government Fixed Income Portfolio will consider each foreign government to be conducting its business activities in a separate industry, and will consider a security to have been issued by a foreign government if (i) the security is issued directly by such government or (ii) the security is issued by an agency, instrumentality or authority that is backed by the full faith and credit of such foreign government.  Currency positions are not considered investments in a foreign government for purposes of this investment limitation.

Unless otherwise indicated, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

All Portfolios, except the DFA One-Year Fixed Income Portfolio, DFA Short-Term Government Portfolio and DFA Inflation-Protected Securities Portfolio, may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.  Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into futures transactions.

CREDIT DEFAULT SWAPS

The DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio (the “Extended Quality Portfolios”) and DFA Investment Grade Portfolio also may enter into credit default swap agreements.

6

The Portfolios may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction).  The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred.  If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  The Portfolios may be either the buyer or the seller in the transaction.  If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.  As a seller, a Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur.  If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Portfolios had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.  A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Portfolio.  When a Portfolio acts as a seller of a credit default swap, the Portfolio is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Fund do not believe that a Portfolio’s obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions.  However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions.  With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Portfolio is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions.  To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

FOREIGN CURRENCY TRANSACTIONS

The DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, DFA Investment Grade Portfolio and DFA World ex U.S. Government Fixed Income Portfolio may acquire and sell forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Investment Grade Portfolio and DFA World ex U.S. Government Fixed Income Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. A Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of

7

those securities between the date the forward contract is entered into and the date it expires.  The DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Investment Grade Portfolio, and DFA World ex U.S. Government Fixed Income Portfolio typically hedge their foreign currency exposure.  DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

CASH MANAGEMENT PRACTICES

The Portfolios engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of the Portfolios, except the DFA Investment Grade Portfolio, and each of the Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios	Permissible Cash Investments*	Percentage Guidelines**

DFA One-Year Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds.***	N.A.

DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds.***	N.A.

DFA Short-Term Government Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds***	N.A.

DFA Five-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds.***	N.A.

DFA World ex U.S. Government Fixed Income Portfolio	Money market instruments, U.S. government obligations, U.S. government agency obligations debt, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds, index futures contracts, and options thereon.***	20%

DFA Intermediate Government Fixed Income Portfolio	Futures contracts on U.S. Treasury securities or options on such contracts; affiliated and unaffiliated registered or unregistered money market funds.***	N.A.

DFA Inflation-Protected Securities Portfolio
Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds.***
N.A.

DFA Short-Term Extended Quality Portfolio	Money market instruments; debt; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.	20%

DFA Intermediate-Term Extended Quality Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.	20%

8

Portfolios	Permissible Cash Investments*	Percentage Guidelines**
DFA Investment Grade Portfolio	Money market instruments; debt; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	N.A.

DFA Short-Term Municipal Bond Portfolio	Short-term fixed income obligations; highly liquid debt securities; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.***	20%

DFA California Short-Term Municipal Bond Portfolio	Short-term fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds.***	20%

DFA Intermediate-Term Municipal Bond Portfolio	Short-term fixed income obligations; highly liquid debt securities; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.***	20%

DFA California Intermediate-Term Municipal Bond Portfolio	Short-term repurchase agreements; short-term fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds.***	N.A.

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Portfolios do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

EXCHANGE TRADED FUNDS

The DFA Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio may invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the municipal bond market pending investment in municipal bonds.

 An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

The One-Year Fixed Income Portfolio, Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Short-Term Extended Quality Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.  The portfolio turnover rate for the DFA Short-Term Government Portfolio has varied from year to year due to market and other conditions.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

9

INVESTMENT STRATEGIES FOR THE DFA MUNICIPAL BOND PORTFOLIO, DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO, DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO AND DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

The DFA Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio and DFA California Intermediate-Term Municipal Bond Portfolio (the “Municipal Bond Portfolios”) each may invest in certain types of securities and engage in certain investment practices that the other Portfolios do not.  In addition to the securities and investment practices described in the prospectus, set forth below is a description of certain types of securities that the Municipal Bond Portfolios may purchase and certain investment techniques that each Portfolio may use to attempt to achieve its investment objective.

Variable Rate Obligations and Demand Notes

The Municipal Bond Portfolios may invest in variable rate obligations.  Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates.  Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes.  Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments.  This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares.  However, if interest rates decline, the yield of the Portfolio will decline, causing a Portfolio and its shareholders to forego the opportunity for capital appreciation of that Portfolio’s investments and of their shares.

The Municipal Bond Portfolios may invest in floating rate and variable rate demand notes.  Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer.  To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.

Pre-refunded Municipal Securities

The Municipal Bond Portfolios may invest in pre-refunded municipal securities.  Pre-refunded municipal securities are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or “escrowed-to-maturity bonds,” that have been refunded prior to the final maturity of principal and remain outstanding in the municipal market.  The payment of principal and interest of the pre-refunded municipal securities held by a Municipal Bond Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”).  While still tax-exempt, pre-refunded municipal securities usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities held in an escrow account established by the municipality and an independent escrow agent.  While a secondary market exists for pre-refunded municipal securities, if a Municipal Bond Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.  Investment in pre-refunded municipal securities held by a Municipal Bond Portfolio may subject the Portfolio to interest rate risk and market risk. To the extent permitted by the SEC and the Internal Revenue Service, a Municipal Bond Portfolio’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency Securities in the manner described above, will, for purposes of diversification tests applicable to the Portfolio, be considered an investment in the respective U.S. Treasury and Agency Securities.

Standby Commitments

These instruments, which are similar to a put, give each Municipal Bond Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond.  This investment structure is commonly used as a means of enhancing a security’s liquidity.

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Structured or Indexed Securities

The Municipal Bond Portfolios may invest in structured or indexed securities.  The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in the two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured or indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of a Portfolio’s investment.  Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity.  In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference.  Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because the Portfolio bears the risk of the Reference.  Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Zero Coupon Bonds

The Municipal Bond Portfolios may invest in zero coupon bonds.  Zero coupon bonds generally pay no cash interest (or dividends, in the case of preferred stock) to their holders prior to maturity.  Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends, in the case of preferred stock) on a current basis.  Although a Portfolio will receive no payments on its zero coupon bonds prior to their maturity or disposition, a Portfolio would be required, for federal income tax purposes, generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities.  Such dividends will be paid from the cash assets of a Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that a Portfolio otherwise would not have done so.  To the extent a Portfolio is required to liquidate thinly traded securities, it may be able to sell such securities only at prices lower than if such securities were more widely traded.  The risks associated with holding securities that are not readily marketable may be accentuated at such time.  To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result, its current income ultimately may be reduced.

Municipal Lease Obligations

The Municipal Bond Portfolios may invest in municipal lease obligations.  These securities are sometimes considered illiquid because of the thinness of the market in which they are traded.  Under the supervision of the Board of Directors, the Advisor may determine to treat certain municipal lease obligations as liquid, and therefore not subject to a Portfolio’s 15% limit on illiquid assets.  The factors that the Advisor may consider in making these liquidity determinations include:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by a Portfolio.

When-Issued Securities

The Municipal Bond Portfolios may purchase tax-exempt securities on a “when-issued” basis.  In buying “when-issued” securities, a Portfolio commits to buy securities at a certain price even though the securities may not normally be delivered for up to 45 days.  A Portfolio pays for the securities and begins earning interest when the securities are actually delivered.  As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.  It is also possible that the securities will never be issued and the commitment cancelled.  When such when-issued purchases are outstanding, the Portfolio will segregate cash or cash equivalent securities until the settlement date of the when-issued transaction.

Municipal Bond Insurance

The Advisor anticipates that a portion of each Municipal Bond Portfolio’s investment portfolio will be invested in municipal securities whose principal and interest payments are guaranteed by a private insurance company at the time of purchase.  Each Portfolio’s insurance coverage may take one of several forms.  A primary insurance policy is purchased by a

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municipal securities issuer at the time the securities are issued.  This insurance is likely to increase the credit rating of the securities, as well as their purchase price and resale value.  A mutual fund insurance policy is purchased by a Portfolio and used to guarantee specific securities only while the securities are held by the Portfolio.  Finally, a secondary market insurance policy is purchased by a bond investor (such as a Portfolio) or a broker after the bond has been issued and insures the bond until its maturity date.  Both primary insurance and secondary market insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business.  Premiums for portfolio insurance, if any, would be paid from a Portfolio’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Portfolio insurance coverage that terminates upon the sale of an insured security by a Municipal Bond Portfolio, may not improve the resale value of the security.  Therefore, unless a Portfolio elects to purchase secondary market insurance with respect to such securities or such securities are already covered by primary insurance, the Portfolio generally will retain any such securities insured by portfolio insurance that are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities that are not in default.

Each Municipal Bond Portfolio is authorized to obtain portfolio insurance from insurers that have obtained a claims-paying ability rating of AAA from S&P or Aaa (or a short-term rating of MIG-1) from Moody’s.

A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims.  An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality.  In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms.  An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P.  The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

An insurance claims-paying ability rating by Moody’s or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract.  Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody’s or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings.  The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Participation Interests

A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that a Municipal Bond Portfolio’s participation interest bears to the total principal amount of the municipal obligation.  These instruments may have fixed, floating or variable rates of interest.  If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Directors has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by government securities.  Each Portfolio will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Portfolio’s participation interest in the municipal obligation, plus accrued interest.  Each Portfolio intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio.

Municipal Custody Receipts

The Municipal Bond Portfolios also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities.  The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an

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irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities.  Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above.  Although under the terms of a custody receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CALIFORNIA MUNICIPAL SECURITIES RISKS

The DFA California Short-Term Municipal Bond Portfolio invests primarily in California municipal securities and, therefore, its performance is closely tied to the ability of California municipal issuers to continue to make principal and interest payments. Below is a brief discussion of certain factors that may affect California municipal issuers and does not purport to be a complete description of such factors. These factors only apply to the DFA California Short-Term Municipal Bond Portfolio and the DFA California Intermediate-Term Municipal Bond Portfolio (together, the “California Municipal Portfolios”). The financial condition of California, its public authorities and local governments could affect the market values of, and therefore the net asset value per share and the interest income of the California Municipal Portfolios, or result in the default of existing obligations, including obligations that may be held by the California Municipal Portfolios.

The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of California municipal issuers, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in California. It has not been independently verified by the California Municipal Portfolios. The California Municipal Portfolios make no representation or warranty regarding the completeness or accuracy of such information.

Economic Outlook

The California economy is the largest among the states and one of the largest in the world. Major components of the State’s economy are high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, and services. In 2009, California, along with the rest of the United States, confronted the worst recession in recent history. The recession resulted in a sharp increase in California’s unemployment and a drop in baseline revenues of more than 20 percent from their peak. The key factors involved in the California economic downturn are the same as that for the nation; that is, declining real estate markets, decreasing availability of credit, shrinking equity values and growing unemployment.

California personal income rose by an estimated 4.1% in 2012, and is projected to rise by 4.7% in 2013.  In addition, consumer and business spending on taxable items, which declined 14% in 2009, has increased somewhat faster than personal income—as measured by taxable sales as a share of personal income.  This upward trend is expected through 2016.  California’s unemployment rate was 11.8% in 2011, decreased to an estimated 10.6% in 2012 and is projected to decrease to 9.6% in 2013.  The consensus is that the state’s economy will continue to recover slowly and sluggishly in the coming years.

Revenues and Expenditures

The California Legislative Analyst’s Office, in its November 2012 California’s Fiscal Outlook, estimated that the state will end the 2012-13 budget year with a deficit of $943 million.  In 2013-14, expenditures would exceed revenues by $936 million and leave the state with a year-end deficit of about $1.9 billion.  Contributing to the $943 million year-end deficit projected for 2012-13 is an estimated $625 million drop in combined revenues for the 2011-12 and 2012-13 fiscal years compared with the level assumed in the budget package.

Limitation on Taxes

Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose special taxes devoted to a specific purpose without two-thirds voter approval. Proposition 218,

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another constitutional amendment initiative enacted in 1996 further limited the ability of local governments to raise taxes and fees. Counties, in particular have had fewer revenue raising options than many other local government entities, while having to maintain many services.  However, constitutional amendments have been proposed which would reduce the percentage of votes required to allow local governments to impose certain taxes.

Appropriations Limits

California and its local governments are subject to an annual “appropriations limit” imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Proposition 98, as modified by Proposition 111, changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K–14 schools a minimum amount of funding. The Proposition 98 guarantee is funded by local property taxes and the General Fund. Article XIII B prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations required to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations for tax refunds, (4) appropriations of revenues derived from any increase in gasoline taxes and vehicle weight fees above January 1, 1990 levels, (5) appropriations of certain taxes imposed by initiative, and 6) appropriations made in certain cases of emergency. The appropriations limit for each year is based on the appropriations limit for the prior year, adjusted annually to reflect changes in per capita income and population, and any transfers of service responsibilities between government units.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $73 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $7.5 billion of self liquidating general obligation bonds outstanding as of June 30, 2012.

On March 2, 2004, California voters approved two measures designed to address the cumulative budget deficit and to implement structural reform. Under the California Economic Recovery Bond Act (Proposition 57), the State is authorized to issue up to $15 billion of economic recovery bonds (“ERBs”), of which approximately $6.4 billion remain outstanding as of June 30, 2012 after California issued $10.9 billion in ERBs in fiscal year 2004 and $3.2 billion in fiscal year 2008 to finance the negative General Fund reserve as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. The Balanced Budget Amendment (Proposition 58) restricts future long-term deficit financing and requires the State to adopt and maintain a balanced budget and to establish a reserve fund.

Other Issuers of California Municipal Obligations

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of a county or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

Bond Ratings

California’s current general obligation bond ratings are A- from Fitch and S&P and A1 from Moody’s.  These bond ratings reflect the lowest state rating from Fitch and S&P, and the second-lowest state rating from Moody’s.  In 2012, both Fitch and Moody’s affirmed their respective ratings and maintained a stable outlook on California’s credit rating.  On February 14, 2012, S&P affirmed their rating as well and in addition, upgraded the State’s outlook to positive from stable.  On August 5, 2011, S&P took an unprecedented action by lowering the long-term sovereign credit rating of the United States

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to AA+ from AAA.  The full impact this downgrade will have on the state of California remains to be seen.  Long-term, however, the federal downgrade could present challenges to California’s credit rating as there could be a reduction in federal funding which would put pressure on California’s economy and General Fund.

Legal Proceedings

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the DFA California Short-Term Municipal Bond Portfolio.

Other Considerations

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California municipal obligation in the DFA California Short-Term Municipal Bond Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations. The California Municipal Portfolios are susceptible to political, economic, or regulatory factors affecting issuers of California municipal obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee, and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers. The Investment

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Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould, Edward P. Lazear and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues,

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including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).  Formerly, Director, Chicago Mercantile Exchange (2001-2008).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

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Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC. and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC,  Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  DFAIDG; DIG; DFAITC; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**

19

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	DFA One-Year Fixed Income Portfolio – Over $100,000 DFA Two-Year Global Fixed Income Portfolio – Over $100,000 DFA Short-Term Municipal Bond Portfolio – Over $100,000	Over $100,000
Eduardo A. Repetto
DFA Two-Year Global Fixed Income Portfolio – Over $100,000
DFA World ex U.S. Government Fixed Income Portfolio – Over $100,000
DFA Short-Term Municipal Bond Portfolio – Over $100,000
DFA Intermediate-Term Municipal Bond Portfolio – Over $100,000
DFA Short-Term Extended Quality Portfolio – Over $100,000
DFA Intermediate-Term Extended Quality Portfolio – Over $100,000
DFA Inflation-Protected Securities Portfolio - $50,001-$100,000
DFA Investment Grade Portfolio – Over $100,000
Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

20

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, and information regarding positions with the Fund, and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFAIDG, DIG, DFAITC, and DEM (collectively, the “DFA Entities”).

21

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).

22

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.

23

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).

24

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.

25

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, Directors and officers as a group own less than 1% of the outstanding stock of each Portfolio described in this SAI, except that Directors and officers, as a group, owned approximately 4.08% of the DFA Short-Term Municipal Bond Portfolio, and approximately 2.11% of the DFA Intermediate-Term Municipal Bond Portfolio.

SERVICES TO THE PORTFOLIOS

Administrative Services—The DFA One-Year Fixed Income and DFA Two-Year Global Fixed Income Portfolios

The Fund has entered into an administration agreement with the Advisor, on behalf of the DFA One-Year Fixed Income and DFA Two-Year Global Fixed Income Portfolios.  Pursuant to the administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Portfolios are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Portfolio	Administration Fee
DFA One-Year Fixed Income Portfolio	0.10%
DFA Two-Year Global Fixed Income Portfolio	0.10%

Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid administrative fees to the Advisor as set forth in the following table:

Portfolio	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
DFA One-Year Fixed Income Portfolio	$7,210	$6,473	$ 5,071
DFA Two-Year Global Fixed Income Portfolio	$4,731	$4,642	$ 4,149

Administrative Services—All Portfolios

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios (except the DFA Investment Grade Portfolio) pay State Street annual fees that are

26

calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The DFA Investment Grade Portfolio is also subject to an annual fee of $36,000.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, and DFA California Intermediate-Term Municipal Bond Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Fund’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to each of the Portfolios. Pursuant to an Investment Advisory Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each Portfolio’s assets.

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Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Selectively Hedged Global Portfolio, World ex U.S. Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio and Investment Grade Portfolio. (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Selectively Hedged Global Portfolio, World ex U.S. Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio and Investment Grade Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL.  DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

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For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid management fees (to the Advisor and any sub-advisor) as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
DFA One-Year Fixed Income Portfolio	$3,605	$3,237	$2,536
DFA Two-Year Global Fixed Income Portfolio	$2,366	$2,321	$2,075
DFA Selectively Hedged Global Fixed Income Portfolio(a)	$1,202	$1,024	$617
DFA Short-Term Government Portfolio(b)	$2,458	$2,124	$2,103
DFA Five-Year Global Fixed Income Portfolio	$14,237	$11,857	$9,385
DFA World ex U.S. Government Fixed Income Portfolio(a)(c)	$128 1	NA	NA
DFA Intermediate Government Fixed Income Portfolio	$2,720	$2,112	$1,690
DFA Short-Term Extended Quality Portfolio(a)	$3,260 2	$2,196 7	$1,114 10
DFA Intermediate-Term Extended Quality Portfolio(a)(d)	$1,133 3	$422 8	$46 11
DFA Investment Grade Portfolio(e)	$1,098 4	$178 9	NA
DFA Inflation-Protected Securities Portfolio(a)	$2,164	$1,630	$1,069
DFA Short-Term Municipal Bond Portfolio(b)	$3,086	$3,014	$2,630
DFA Intermediate-Term Municipal Bond Portfolio(a)	$83 5	NA	NA
DFA California Short-Term Municipal Bond Portfolio(a)	$719	$609	$532
DFA California Intermediate-Term Municipal Bond Portfolio(a)(f)	$72 6	NA	NA

1    $6 after waiver
2    $3,111 after waiver
3    $1,037 after waiver
4    $31 after waiver
5    $39 after waiver
6    $6 after waiver
7    $2,064 after waiver
8    $324 after waiver
9    $40 after waiver
10   $1,021 after waiver
11   $15 after waiver

(a)
Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of these Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio’s average net assets (“Expense Limitation Amount”).

Portfolio	Expense Limitation Amount
DFA Selectively Hedged Global Fixed Income Portfolio	0.25%
DFA World ex U.S. Government Fixed Income Portfolio	0.20%
DFA Short-Term Extended Quality Portfolio	0.22%
DFA Intermediate-Term Extended Quality Portfolio	0.22%
DFA Inflation-Protected Securities Portfolio	0.20%
DFA California Short-Term Municipal Bond Portfolio	0.30%
DFA Intermediate-Term Municipal Bond Portfolio	0.23%
DFA California Intermediate-Term Municipal Bond Portfolio	0.23%

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At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement described above will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(b)
Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of these Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of each Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected below for a class of each such Portfolio (the “Expense Limitation Amount”).

Portfolio	Expense Limitation Amount
DFA Short-Term Government Portfolio	0.20%
DFA Short-Term Municipal Bond Portfolio	0.30%

At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for a class of a Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. A Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement described below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(c)	The DFA World ex U.S. Government Fixed Income Portfolio commenced operations on December 6, 2011.

(d)	The DFA Intermediate-Term Extended Quality Portfolio commenced operations on July 20, 2010.

(e)
The DFA Investment Grade Portfolio commenced operations on March 7, 2011.  Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the DFA Investment Grade Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but  excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to no more than 0.22% of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the  Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(f)	The DFA California Intermediate-Term Municipal Bond Portfolio commenced operations on November 29, 2011.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment

30

Committee.  David A. Plecha and Joseph F. Kolerich coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his immediate family) in the Portfolios contained in this SAI that he manages as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA One-Year Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Two-Year Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA Selectively Hedged Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Five-Year Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA World ex U.S. Government Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA Short-Term Government Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA Intermediate Government Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA Short-Term Extended Quality Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Intermediate-Term Extended Quality Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Investment Grade Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Inflation-Protected Securities Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 $10,001 - $50,000
DFA Short-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA Intermediate-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA California Short-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None
DFA California Intermediate-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich	$10,001 - $50,000 None

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

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Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolios, the portfolio managers manage (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these

32

                            cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.  Until September 1995, DFA Intermediate Government Fixed Income Portfolio was named DFA Intermediate Government Bond Portfolio; DFA Five-Year Global Fixed Income Portfolio was named DFA Global Bond Portfolio; and DFA One-Year Fixed Income Portfolio was named DFA Fixed Income Shares.  Effective as of October 23, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio were no longer feeder portfolios and now hold the portfolio securities previously held by The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively, the Master Funds in which the Portfolios invested.  The Fund generally offers shares of the Portfolios only to institutional investors and clients of registered investment advisers.  Until February 28, 2011, DFA Short-Term Government Portfolio was named DFA Five-Year Government Portfolio.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

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Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:

DFA ONE-YEAR FIXED INCOME PORTFOLIO
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	34.38%
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	15.37%
Qualcomm Incorporated 5775 Morehouse Drive San Diego, CA 92121	9.69%
Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.27%
GAVI Alliance Lombard Odier Darier Hentsch & Cie 11 Rue de la Corraterie Geneva A204 Switzerland	5.18%
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
Charles Schwab & Company, Inc.* 1	35.19%

DFA Global 60/40 Portfolio 6300 Bee Cave Road, Building 1 Austin, TX 78746	25.32%

Ameritrade, Inc.*1	14.81%

National Financial Services LLC*1	10.28%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charles Schwab & Company, Inc.*1	47.57%

National Financial Services LLC*1	18.32%

Ameritrade, Inc.*1	15.62%

The RBB Fund Inc Free Market Fixed Income Fund 5955 Deerfield Blvd Mason, OH 45040	5.67%

34

DFA SHORT-TERM GOVERNMENT PORTFOLIO
Charles Schwab & Company, Inc.*1	42.69%

National Financial Services LLC*1	16.58%

Ameritrade, Inc.*1	11.45%

DFA Investment Grade Portfolio 6300 Bee Cave Road, Building 1 Austin, TX 78746	5.29%

The RBB Fund Inc Free Market Fixed Income Fund1	5.21%

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charles Schwab & Company, Inc.*1	37.07%

Ameritrade, Inc.*1	19.96%

National Financial Services LLC*1	19.94%

Trust Company of America* P.O. Box 6503 Englewood, CO 80155	5.15%

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

Charles Schwab & Company, Inc.*1	45.14%

DFA Global 60/40 Portfolio1	22.36%

DFA Global 25/75 Portfolio 6300 Bee Cave Road, Building 1 Austin, TX 78746	10.23%

Raymond James & Associates Inc.* 880 Carillon Parkway St. Petersburg, FL 33716	6.88%

Ameritrade, Inc.*1	6.80%

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Ameritrade, Inc.*1	42.05%

Charles Schwab & Company, Inc.*1	27.67%

DFA Investment Grade Portfolio1	10.12%

National Financial Services LLC*1	6.83%

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
Charles Schwab & Company, Inc.* 1	41.63%

National Financial Services LLC*1	14.36%

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Ameritrade, Inc.* 1	13.55%

DFA Investment Grade Portfolio1	9.20%

DFA Global 60/40 Portfolio1	7.10%

DFA Global 25/75 Portfolio1	6.26%

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
DFA Investment Grade Portfolio 1	42.71%

Charles Schwab & Company, Inc.* 1	19.72%

National Financial Services LLC*1	12.57%

DFA Global 60/40 Portfolio1	7.60%

Ameritrade, Inc.*1	7.16%

DFA INVESTMENT GRADE PORTFOLIO
Charles Schwab & Company, Inc.* 1	34.66%

Ameritrade, Inc.*1	28.49%

National Financial Services LLC*1	15.39%

LPL*	14.49%
P.O. Box 509046
San Diego, CA 92150

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
Charles Schwab & Company, Inc.* 1	49.99%

National Financial Services LLC*1	14.50%

Ameritrade, Inc.*1	12.37%

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company, Inc.* 1	34.64%

National Financial Services LLC*1	30.91%

Ameritrade, Inc.*1	14.37%

Trust Company of America*1	10.20%

36

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company, Inc.* 1	41.87%

National Financial Services LLC*1	41.17%

Ameritrade, Inc.*1	8.61%

Pershing LLC* One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303	6.28%

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company, Inc.* 1	62.55%

National Financial Services LLC*1	17.92%

Ameritrade, Inc.* 1	13.06%

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company, Inc.* 1	52.08%

National Financial Services LLC*1	38.89%

____________________________________

*	Owner of record only (omnibus).

1	See address for shareholder previously noted above in list.

PURCHASE OF SHARES

The following information supplements the information set forth in the prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, a Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the prospectus.

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REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  The Investment Grade Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Portfolio invested in an Underlying Fund, its pro rata share of the dividends and distributions paid by such Underlying Fund.

For investors in the Municipal Bond Portfolios, the following discussion should be read in conjunction with the discussion below under the subheading, “Additional Tax Information With Respect To Municipal Bond Portfolios.”

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance.   Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

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Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will

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not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities  ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio.  See “Investment in Foreign Securities – Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  A Portfolio investing in an Underlying Fund receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss)

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that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund) is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio(or Underlying Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund)reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions — Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross  income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the

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Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund)  may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio(or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends.

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share

43

prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

•	FIFO (First In, First Out) - Shares acquired first are sold first.
•	LIFO (Last In, First Out) - Shares acquired last are sold first.
•	HIFO (Highest Cost, First Out) - Shares with the highest cost basis are sold first.
•	LOFO (Lowest Cost, First Out) - Shares with the lowest cost basis are sold first.
•	HILT (Highest Cost Long Term, First Out) - Shares with the long-term highest cost are sold first.
•	HIST (Highest Cost Short Term, First Out) - Shares with the short-term highest cost are sold first.
•	LILT (Lowest Cost Long Term, First Out) - Shares with the long-term lowest cost are sold first.
•	LIST (Lowest Cost Short Term, First Out) - Shares with the short-term lowest cost are sold first.
•
Specific Lot Identification - Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.   The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

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Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio.  To the extent an Underlying Fund invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.  Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income.  Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.   Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

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Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256

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contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

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Pre-refunded municipal securities.  A portfolio may invest in pre-refunded municipal securities.  For purposes of the Asset Diversification Test, a portfolio’s investment in pre-refunded municipal securities backed by U.S. Treasury and Agency Securities will be considered an investment in the respective U.S. Treasury and Agency Securities that were deposited in the escrow account for the securities.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for exempt interest dividends, capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

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Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Exempt-interest dividends.  Exempt-interest dividends reported by the Portfolio to shareholders as paid from interest earned on municipal securities are not subject to U.S. withholding tax.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28%  and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

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Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

Additional Tax Information With Respect To Municipal Bond Portfolios

Exempt-interest dividends.  By meeting certain requirements of the Code, each of the Municipal Bond Portfolios qualifies to pay exempt-interest dividends to its shareholders.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to shareholders.  However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative minimum tax.”

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  Shareholders in a qualified fund of funds that receive exempt-interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Taxable income dividends. The Municipal Bond Portfolios may earn taxable income from many sources, including temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Portfolio from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of capital gains and gain or loss on sale or exchange of your portfolio shares; redemption at a loss within six months of purchase.  The Municipal Bond Portfolios may realize capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Portfolio.  If you are a taxable investor, when you sell your shares in a Portfolio, you may realize a capital gain or loss, which is subject to federal income tax.  Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Portfolio shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.  However, under the RIC Mod Act, this rule will not apply to any loss incurred on a redemption or exchange of shares of a portfolio that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Information On The Amount and Tax Character of Distributions.  The Municipal Bond Portfolios will inform you of the amount of your exempt-interest dividends, taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including

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the portion, if any, of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax.  If you have not held Portfolio shares for a full year, a Portfolio may report and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by a Portfolio in December to shareholders of record in such month, but paid in January, are taxed to you as if made in December.

Alternative minimum tax.  Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position.  However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.  If you are a person defined in the Code as a “substantial user” (or persons related to such users) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of either Municipal Bond Portfolio.  The Municipal Bond Portfolios do not currently intend to invest their assets in securities whose interest is subject to the federal alternative minimum tax.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.”  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.   Interest on debt you incur to buy or hold shares of the Municipal Bond Portfolios may not be deductible for federal income tax purposes.  Indebtedness may be allocated to shares of a Portfolio even though not directly traceable to the purchase of such shares.  Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio that are derived from interest on such bonds.  Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Loss of status of securities as tax-exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Portfolio distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Portfolio may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income.  This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines proxies voted should not result from conflicts of interest.  However, the Voting Policies do

51

address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio and which seeks to maximize the value of that Portfolio’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its services provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolios; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

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Information regarding how each of the Portfolios voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of DFAIDG have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
AFP Planvital S.A.	Monitoring investor exposure and investment strategy	Upon Request
American Medical Association	Monitoring investor exposure and investment strategy	Monthly
Bank of New York	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Buckingham Family of Financial Services	Monitoring investor exposure and investment strategy	Monthly
Callan Associates	Monitoring investor exposure and investment strategy	Monthly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon request

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Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Demvest Equities LP	Monitoring investor exposure and investment strategy	Upon Request
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Lipper Advisory Services, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Lynx Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Minnesota Life Insurance Company	Monitoring investor exposure and investment strategy	Upon Request
Pennsylvania State University	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Rachor Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
TFC Financial Management	Monitoring investor exposure and investment strategy	Monthly
Wescott Financial Advisory Group LLC	Monitoring investor exposure and investment strategy	Monthly
Wilshire Associates	Monitoring investor exposure and investment strategy	Quarterly
Wurts & Associates	Monitoring investor exposure and investment strategy	Quarterly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolios, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief

54

Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  PwC audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2012, as set forth in the Fund’s annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

A-4

·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to seven series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

DOMESTIC EQUITY PORTFOLIOS

Tax-Managed U.S. Marketwide Value Portfolio (Feeder)	Tax-Managed U.S. Equity Portfolio
Ticker: DTMMX	Ticker: DTMEX
Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
Ticker: DTMVX	Ticker: DFTSX
T.A. U.S. Core Equity 2 Portfolio Ticker: DFTCX

INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed DFA International Value Portfolio
Ticker: DTMIX

T.A. World ex U.S. Core Equity Portfolio
Ticker: DFTWX

This SAI is not a prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios (as applicable) are incorporated by reference from the Fund’s annual report to shareholders and the audited financial statements and financial highlights for the Master Fund are incorporated by reference from The DFA Investment Trust Company’s (the “Trust”) annual report to shareholders.  The Prospectus and the annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	3
FUTURES CONTRACTS	5
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
CONVERTIBLE DEBENTURES	7
EXCHANGE TRADED FUNDS	7
DIRECTORS AND OFFICERS	8
SERVICES TO THE FUND	18
ADVISORY FEES	21
PORTFOLIO MANAGERS	23
GENERAL INFORMATION	26
CODE OF ETHICS	26
SHAREHOLDER RIGHTS	26
PRINCIPAL HOLDERS OF SECURITIES	27
PURCHASE OF SHARES	28
REDEMPTION AND TRANSFER OF SHARES	29
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	29
PROXY VOTING POLICIES	43
DISCLOSURE OF PORTFOLIO HOLDINGS	45
FINANCIAL STATEMENTS	47
PERFORMANCE DATA	47

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The Tax-Managed U.S. Marketwide Value Portfolio, as identified on the cover page of this SAI, is a Feeder Portfolio (the “Feeder Portfolio”) that seeks to achieve its investment objective by investing substantially all of its investable assets in The Tax-Managed U.S. Marketwide Value Series (the “Master Fund”), a series of The DFA Investment Trust Company (the “Trust”).  Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each of the Portfolios and the Master Fund, and provides administrative services to the Feeder Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to all of the Portfolios and the Master Fund, including the Feeder Portfolio, through its investment in the Master Fund.

Each of the Portfolios and the Master Fund is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios and Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that a Portfolio might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except the Tax-Managed DFA International Value Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Portfolios for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.  For the Tax-Managed U.S. Marketwide Value Portfolio, the amounts are commissions paid by its corresponding Master Fund.

	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2010
Tax-Managed U.S. Marketwide Value Portfolio	$362,739	$848,210	$817,476
Tax-Managed U.S. Equity Portfolio 1	$86,316	$142,314	$119,979
Tax-Managed U.S. Targeted Value Portfolio	469,313	$1,011,471	$1,329,960
Tax-Managed U.S. Small Cap Portfolio	366,449	$599,366	$787,549
T.A. U.S. Core Equity 2 Portfolio	$215,114	$338,692	$315,077
Tax-Managed DFA International Value Portfolio	$450,356	$444,382	$539,979
T.A. World ex U.S. Core Equity Portfolio	$125,421	$175,071	$136,392

1	Represents the brokerage commissions for the master fund into which the Tax-Managed U.S. Equity Portfolio invested prior to February 28, 2011.

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolio.

1

Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to the Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests substantially all of its assets.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited also perform these services for the T.A. World ex U.S. Core Equity Portfolio and the Tax-Managed DFA International Value Portfolio.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund and the Board of Trustees of the Trust, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio or a Master Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by each Portfolio or Master Fund may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Fund with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

For the fiscal year ended October 31, 2012, the Portfolios or, in the case of the Tax-Managed U.S. Marketwide Value Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios or Master Fund as follows:

	Value of Securities Transactions	Brokerage Commissions

Tax-Managed U.S. Marketwide Value Series	$499,533,750	$281,470
Tax-Managed U.S. Equity Portfolio	$172,928,868	$71,336
Tax-Managed U.S. Targeted Value Portfolio	$405,719,340	$341,988
Tax-Managed U.S. Small Cap Portfolio	$367,747,739	$322,203
T.A. U.S. Core Equity 2 Portfolio	$277,375,674	$193,413
Tax-Managed DFA International Value Portfolio	$758,361,577	$447,350
T.A. World ex U.S. Core Equity Portfolio	$200,454,680	$122,360

The Tax-Managed U.S. Marketwide Value Portfolio does not incur any brokerage costs in connection with its purchases or redemptions of shares of its Master Fund.

2

The Portfolios or Master Fund may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio, or in the case of the Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2012.

Master Fund/Portfolio	Broker or Dealer	Value of Securities
Tax-Managed U.S. Marketwide Value Series	Investment Technology Group	$292,860
Tax-Managed U.S. Equity Portfolio	Investment Technology Group	$34,416
Tax-Managed U.S. Equity Portfolio	Jefferies	$237,269
Tax-Managed U.S. Targeted Value Portfolio	Investment Technology Group	$1,238,085
Tax-Managed U.S. Targeted Value Portfolio	Jefferies	$1,701,346
T.A. U.S. Core Equity 2 Portfolio	Investment Technology Group	$185,778
T.A. U.S. Core Equity 2 Portfolio	Jefferies	$2,382,828
Tax-Managed DFA International Value Portfolio	CA Cheuvreux	$5,724,829
Tax-Managed DFA International Value Portfolio	Credit Suisse	$15,795,583
Tax-Managed DFA International Value Portfolio	Instinet	$14,153,688
Tax-Managed DFA International Value Portfolio	Societe Generale	$17,828,355
T.A. World ex U.S. Core Equity Portfolio	Credit Suisse	$2,675,353
T.A. World ex U.S. Core Equity Portfolio	DAIWA Securities	$1,261,431
T.A. World ex U.S. Core Equity Portfolio	HSBC Securities	$13,499,191
T.A. World ex U.S. Core Equity Portfolio	ING Group	$2,497,857
T.A. World ex U.S. Core Equity Portfolio	Instinet	$1,450,842
T.A. World ex U.S. Core Equity Portfolio	Societe Generale	$2,949,488

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

3

(6)	engage in the business of underwriting securities issued by others; or

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The Portfolios, except the T.A. U.S. Core Equity 2 Portfolio and T.A. World ex U.S. Core Equity Portfolio, will not:

(8)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The T.A. U.S. Core Equity 2 Portfolio and T.A. World ex U.S. Core Equity Portfolio will not:

(9)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations described in (5) and (8) above do not prohibit the Feeder Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as its corresponding Master Fund.  The investment limitations of the Master Fund are the same as those of the Feeder Portfolio.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.

Although the investment limitation described in (2) above  prohibits loans, the Portfolios are authorized to lend portfolio securities.  Inasmuch as the Feeder Portfolio will only hold shares of its Master Fund, the Feeder Portfolio does not intend to lend those shares.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities.  If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets.  While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor.  For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities.  After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (9) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation.  Thus, not more than 25% of the total assets of the T.A. U.S. Core Equity 2 Portfolio or T.A. World ex U.S. Core Equity Portfolio will be invested in securities issued by any one foreign government or supranational organization. A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Notwithstanding any of the above investment limitations, the T.A. World ex U.S. Core Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors, or whose use is otherwise considered by the Portfolio to be advisable. The T.A. World ex U.S. Core Equity Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

4

Unless otherwise indicated, all limitations applicable to the Portfolios’ and Master Fund’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio and Master Fund may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s or Master Fund’s uninvested cash pending investment in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges, and FCMs may establish margin requirements, which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Master Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio and Master Fund expects to earn income on its margin deposits.  Each Master Fund and Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3 (z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Master Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Master Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Master Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Master Fund or Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Master Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio or Master Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodians, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage the Portfolios or Master Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio may each acquire and sell forward foreign currency exchange contracts in order to protect against uncertainty in the level

5

of future foreign currency exchange rates.  A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio may each enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, a Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

CASH MANAGEMENT PRACTICES

The non-Feeder Portfolios and the Master Fund engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of the Master Fund, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of non-Feeder Portfolios and the Master Fund may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The non-Feeder Portfolios and the Master Fund may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios and Master Fund	Permissible Cash Investment *	Percentage Guidelines**

Tax Managed U.S. Small Cap Portfolio and Tax-Managed U.S. Equity Portfolio	Short-term fixed income obligations; high quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

Tax-Managed U.S. Marketwide Value Series and Tax-Managed U.S. Targeted Value Portfolio	High quality, highly liquid fixed income securities such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

Tax-Managed DFA International Value Portfolio	Fixed income obligations such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

T.A. U.S. Core Equity 2 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

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Portfolios and Master Fund	Permissible Cash Investment *	Percentage Guidelines**

T.A. World ex U.S. Core Equity Portfolio	Short-term repurchase agreements; money market instruments; debt securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market mutual funds***; index futures contracts and options thereon	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Master Fund will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

CONVERTIBLE DEBENTURES

The Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries where such Portfolio is permitted to invest.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by a Portfolio upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities, which are consistent with the Portfolio’s investment objective and policies.

EXCHANGE TRADED FUNDS

The non-Feeder Funds and Master Fund may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a non-Feeder Fund or Master Fund invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF's fees and expenses.

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DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

8

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund

9

Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).

10

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

11

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), and the Trust.  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, the Trust, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC , Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; Dimensional Investment Group Inc.; the Trust; and Dimensional Emerging Markets Value Fund.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

12

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	T.A. World ex U.S. Core Equity Portfolio – Over $100,000	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

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†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, and information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFAIDG, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.

17

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

SERVICES TO THE FUND

Administrative Services— Tax-Managed U.S. Marketwide Value and Tax-Managed U.S. Equity Portfolios

The Fund has entered into administration agreements with the Advisor, on behalf of the Tax-Managed U.S. Marketwide Value and Tax-Managed U.S. Equity Portfolios.  Pursuant to the administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and

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dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Portfolios are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Tax-Managed U.S. Marketwide Value	0.15%
Tax-Managed U.S. Equity	0.15%

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid administrative fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2010
Tax-Managed U.S. Marketwide Value	$3,313,000	$3,173,000	$2,683,000
Tax-Managed U.S. Equity	$2,202,000 1	$2,112,000 2	$1,835,000 3

1	$2,143,000 after waiver
2	$2,012,000 after waiver
3	$1,689,000 after waiver

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Tax-Managed U.S. Equity Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed 0.22% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Tax-Managed U.S. Equity Portfolio are less than the Expense Limitation Amount for a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Tax-Managed U.S. Equity Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Administrative Services—All Portfolios

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Portfolios and the Master Fund.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the non-Feeder Portfolios and the Master Fund pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

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The fees charged to a non-Feeder Portfolio or Master Fund under the fee schedule are allocated to each such non-Feeder Portfolio of Master Fund based on the non-Feeder Portfolio’s or Master Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The Feeder Portfolio is also subject to an annual fee of $20,000.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for all of the other Portfolios and the Master Fund.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Fund. Pursuant to an Investment Advisory Agreement with the Fund and the Trust on behalf of each Non-Feeder Portfolio and the Master Fund, respectively, the Advisor is responsible for the management of each Portfolio’s and the Master Fund’s assets. Additionally, pursuant to an Investment Advisory Agreement with the Feeder Portfolio, the Advisor, for no additional compensation, manages the portion of the Feeder Portfolio’s assets that are retained by the Feeder Portfolio for cash management purposes and, at its discretion, may make a determination to withdraw the Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Tax-Managed DFA International Value Portfolio and T.A.

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World ex U.S. Core Equity Portfolio (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each non-Feeder Portfolio (or, with respect to the Feeder Portfolio, its corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to the Feeder Portfolio, corresponding Master Fund).  The Advisor is paid no fee for the services it provides as investment advisor to the Feeder Portfolios.  For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios (or the Master Fund) paid management fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

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	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2010
	(000)	(000)	(000)
The Tax-Managed U.S. Marketwide Value Series(a)	$6,199	$5,944	$5,042
Tax-Managed U.S. Equity Portfolio (b)	$734	$704	$612
Tax-Managed U.S. Targeted Value Portfolio	$9,606	$9,876	$8,301
Tax-Managed U.S. Small Cap Portfolio	$6,401	$6,299	$5,332
T.A. U.S. Core Equity 2 Portfolio(c)	$5,894	$5,231	$3,883
Tax-Managed DFA International Value Portfolio	$9,248	$9,737	$8,402
T.A. World ex U.S. Core Equity Portfolio(d)	$4,528	$4,366	$3,188

(a)
The Master Fund has more than one Feeder Portfolio; the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor.  The Feeder Portfolio has entered into an Investment Advisory Agreement with the Advisor, under which the Advisor, for no additional compensation, manages the portion of the feeder’s assets that are retained by the feeder for cash management purposes and, at its discretion, may make a determination to withdraw the Feeder's investment from the Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the feeder and its shareholders to do so.

(b)
Prior to February 28, 2011, the Portfolio was a Feeder Portfolio and the dollar amount prior to February 28, 2011 represents the amount paid by the Master Fund in which the Portfolio invested its assets.  Prior to February 28, 2011, the Master Fund had more than one feeder portfolio and/or direct investor and, therefore, the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor for the fiscal year ended October 31, 2011.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Tax-Managed U.S. Equity Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed 0.22% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Tax-Managed U.S. Equity Portfolio are less than the Expense Limitation Amount for a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Tax-Managed U.S. Equity Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(c)
Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the T.A. U.S. Core Equity 2 Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.30% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(d)
Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the T.A. World ex U.S. Core Equity Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a

22

shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.60% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios and Master Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios (or for the Feeder Portfolio, its Master Fund) based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the category of portfolios indicated.

Domestic Equity Portfolios                                                      Stephen A. Clark, Joseph H. Chi,
                      Jed S. Fogdall and Henry F. Gray

International Equity Portfolios                                                 Karen E. Umland, Joseph H. Chi,
                       Jed S. Fogdall and Henry F. Gray

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolio(s) contained in this SAI that he or she manages as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
Tax-Managed U.S. Marketwide Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Tax-Managed U.S. Targeted Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Tax-Managed U.S. Equity Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Tax-Managed U.S. Small Cap Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
T.A. U.S. Core Equity 2 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Tax-Managed DFA International	Karen Umland	None

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Value Portfolio	Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None
T.A. World ex U.S. Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as deemed necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegees.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolios (or with respect to the Feeder Portfolio, the Master Fund in which the Feeder Portfolio invests substantially all of its assets), each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

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Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio/Master Fund and other accounts.  Other accounts include registered mutual funds (other than the Portfolios (or Master Fund in which the Feeder Portfolio invests) in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Master Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Master Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios/Master Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio/Master Fund and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios/Master Fund.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio/Master Fund and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio/Master Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio/Master Fund or Account, a Portfolio/Master Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios/Master Funds and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios/Master Funds and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios/Master Funds, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio/Master Fund and another

25

Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio/Master Fund or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has  portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, the Fund was named DFA Small Company Fund Inc.  The Fund commenced offering shares of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Targeted Value Portfolio and Tax-Managed U.S. Small Cap Portfolio in December 1998; and Tax-Managed DFA International Value Portfolio on April 16, 1999.  The Fund commenced offering shares of the Tax-Managed U.S. Equity Portfolio on September 25, 2001.  Effective February 28, 2011, the Tax-Managed U.S. Equity Portfolio is no longer a feeder portfolio and now holds the portfolio securities previously held by The Tax-Managed U.S. Equity Series, the Master Fund in which the Portfolio invested.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of the Master Fund only to institutional investors in private offerings.

Until April 1, 2001, the Tax-Managed U.S. Small Cap Portfolio was known as the Tax-Managed U.S. 6-10 Small Company Portfolio.  Until September 24, 2001, the Tax-Managed U.S. Equity Portfolio was known as the Tax-Managed U.S. Marketwide Portfolio.  From December 1998 to April 1, 2001, the Tax-Managed U.S. Targeted Value Portfolio was known as the Tax-Managed U.S. 5-10 Value Portfolio.  From April 1, 2001 to March 29, 2007, the Tax- Managed U.S. Targeted Value Portfolio was known as the Tax-Managed U.S. Small Cap Value Portfolio.

CODE OF ETHICS

The Fund, the Trust, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and the Master Fund.  The Code is designed to ensure that access persons act in the interest of the Portfolios and Master Fund, and their shareholders, with respect to any personal trading of securities.  Under the Code, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance.  The Code also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

26

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more Directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Whenever the Feeder Portfolio, as an investor in its Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Feeder Portfolio’s shareholders with respect to the proposal.  The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders.  The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.  If a majority shareholder of the Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	59.75%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	16.57%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	14.60%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

Charles Schwab & Company, Inc.*1	69.58%

Ameritrade, Inc.*1	13.46%

National Financial Services LLC*1	13.12%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

Charles Schwab & Company, Inc.*1	65.44%

Ameritrade, Inc.*1	14.74%

National Financial Services LLC*1	14.40%

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TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

Charles Schwab & Company, Inc.*1	65.53%

National Financial Services LLC*1	14.53%

Ameritrade, Inc.*1	14.18%

TAX-MANAGED U.S. EQUITY PORTFOLIO

Charles Schwab & Company, Inc.*1	61.77%

National Financial Services LLC*1	13.57%

Ameritrade, Inc.*1	12.44%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company, Inc.*1	54.03%

National Financial Services LLC*1	22.84%

Ameritrade, Inc.*1	15.20%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
Charles Schwab & Company, Inc.*1	45.41%

National Financial Services LLC*1	27.63%

Ameritrade, Inc.*1	15.41%

____________________________________

*	Owner of record only (omnibus).

1	See address for shareholder previously noted above in list.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a

28

Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund in which a Feeder Portfolio invests is organized for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.  The Tax-Managed U.S. Marketwide Value Portfolio invests in a Master Fund which is organized as a partnership for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio, its pro rata share of its corresponding Master Fund’s income and assets.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

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Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated

30

investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See “Non-U.S. Investors –– Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The  Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-

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to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio.  See “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Feeder Portfolio that invests in a Master Fund, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his

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Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio is invested in securities of foreign corporations or if the Portfolio is a qualified fund of funds (i.e. a portfolio at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Master Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Master Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See “Tax Treatment of Portfolio Transactions¾Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of

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qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the

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account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) – Shares acquired first are sold first.
·	LIFO (Last In, First Out) – Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) – Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) – Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long-Term, First Out) – Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short-Term, First Out) – Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long-Term, First Out) – Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short-Term, First Out) – Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification – Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

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If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Feeder Portfolio’s corresponding Master Fund.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

           Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio (or corresponding Master Fund) to another Portfolio or Master Fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  If the selling and purchasing portfolios are both Master Funds (i.e., both partnerships) or a Master Fund and a Portfolio (i.e., a partnership and a corporation), they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Under attribution rules, the shareholders of a Feeder Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by

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the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT

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to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.

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Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·           provide your correct social security or taxpayer identification number,

·           certify that this number is correct,

·           certify that you are not subject to backup withholding, and

·           certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax

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unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

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·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a

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foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund and the Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios and Master Fund to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios and Master Fund, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios and Master Fund and which seeks to maximize the value of the non-Feeder Portfolios and Master Fund’s investments.  Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios and Master Fund and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the non-Feeder Portfolios or Master Fund, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios and Master Fund.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio or Master Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund or Board of Trustees of the Trust, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all

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potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Master Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Master Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio or Master Fund and which seeks to maximize the value of that Portfolio’s or Master Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Master Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio or Master Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Master Fund’s investment and that it is in the Portfolio’s or Master Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio or Master Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Master Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will seek to make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of the Portfolios and Master Fund; and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide research, among other things, on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Master Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund and the Board of Trustees of the Trust (together, the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios and Master Fund (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio and Master Fund generally disclose up to twenty-five of its largest portfolio holdings (or with respect to the Feeder Portfolio, up to the twenty-five largest portfolio holdings of its Master Fund) and the percentages that each of the largest portfolio holdings represent of the Portfolio’s or Master Fund’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the Portfolio’s or Master Fund’s industry allocations.  Each Portfolio and Master Fund generally disclose its complete Holdings Information (or with respect to the Feeder Portfolio, the Holdings Information of its Master Fund) (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s or Master Fund’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios and Master Fund for the Feeder Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
AFP Planvital S.A.	Monitoring investor exposure and investment strategy	Upon Request
Bank of New York	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon Request

45

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Cuprum AFP	Monitoring investor exposure and investment strategy	Quarterly
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
LVA Indices	Monitoring investor exposure and investment strategy	Monthly
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
Savant	Monitoring investor exposure and investment strategy	Monthly
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group LLC	Monitoring investor exposure and investment strategy	Monthly
Wurts & Associates	Monitoring investor exposure and investment strategy	Quarterly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Master Fund, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolios, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that: (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2)

46

considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  PwC audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolios for the fiscal year ended October 31, 2012, as set forth in the Fund’s annual reports to shareholders, including the report of PwC, are incorporated by reference into this SAI.

The audited financial statements of The Tax-Managed U.S. Marketwide Value Series (which is a series of the Trust) for the fiscal year ended October 31, 2012, as set forth in the Trust’s annual report to shareholders, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios and the Master Fund may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations, which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios and Master Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or Master Fund or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers fifteen series of shares.  DFAIDG and DIG are collectively referred to as the “Funds” in this Statement of Additional Information (“SAI”).  This SAI relates to one series of DFAIDG and three series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

LWAS/DFA U.S. High Book to Market Portfolio Ticker: DFBMX	LWAS/DFA Two-Year Fixed Income Portfolio Ticker: DFCFX
LWAS/DFA International High Book to Market Portfolio Ticker: DFHBX	LWAS/DFA Two-Year Government Portfolio Ticker: DFYGX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Funds’ annual report to shareholders and the audited financial statements and financial highlights of each Portfolio’s Master Fund are incorporated by reference from The DFA Investment Trust Company’s (the “Trust”) annual report to shareholders.  The prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	3
FUTURES CONTRACTS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	5
CONVERTIBLE DEBENTURES	6
EXCHANGE TRADED FUNDS	6
DIRECTORS AND OFFICERS	7
SERVICES TO THE FUNDS	18
ADVISORY FEES	21
PORTFOLIO MANAGERS	21
GENERAL INFORMATION	25
CODE OF ETHICS	25
SHAREHOLDER RIGHTS	25
PRINCIPAL HOLDERS OF SECURITIES	26
PURCHASE OF SHARES	27
REDEMPTION OF SHARES	28
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	28
PROXY VOTING POLICIES	43
DISCLOSURE OF PORTFOLIO HOLDINGS	44
FINANCIAL STATEMENTS	47
PERFORMANCE DATA	47

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PORTFOLIO CHARACTERISTICS AND POLICIES

The LWAS/DFA U.S. High Book to Market Portfolio invests substantially all of its assets in The U.S. Large Cap Value Series (the “U.S. Large Cap Value Series”) of The DFA Investment Trust Company (the “Trust”).  The LWAS/DFA International High Book to Market Portfolio invests substantially all of its assets in The DFA International Value Series (the “International Value Series”) of the Trust.  The LWAS/DFA U.S. High Book to Market and the LWAS/DFA International High Book to Market Portfolios are identified as a “Feeder” or “Feeder Portfolios” in this SAI.  The U.S. Large Cap Value Series and the International Value Series of the Trust are called “Master Funds” in this SAI.

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each of the Portfolios and each Master Fund, and provides administrative services to the Feeder Portfolios.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the prospectus.  Unless otherwise indicated, it applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

The LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio have adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Portfolios during the fiscal years ended October 31, 2012, October 31, 2011, and October 31, 2010.

Master Fund/Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
U.S. Large Cap Value Series……………………………	$972,056	$1,579,711	$2,779,149
DFA International Value Series………………………...	$1,244,974	$1,173,738	$1,550,273

The LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio (collectively, the “Fixed Income Portfolios”) acquire and sell securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size and market making ability.  When executing portfolio transactions for the Fixed Income Portfolios, the Advisor

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seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected.  Brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Fixed Income Portfolios and the Master Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios and Master Funds invest.  The Advisor also checks the rate of commission being paid by the Fixed Income Portfolios, if any, and the Master Funds to brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Master Funds.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios’ shares.  The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG and the Board of Trustees of the Trust, is prohibited from selecting brokers and dealers to effect a Portfolio’s or Master Fund’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the LWAS/DFA U.S. High Book to Market Portfolio and its Master Fund) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to assets under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the applicable Portfolio or Master Fund.

During the fiscal year ended October 31, 2012, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Master Funds as follows:

Master Fund/Portfolio	Value of Securities Transactions	Brokerage Commissions
U.S. Large Cap Value Series	$1,792,520,253	$805,427
DFA International Value Series	$2,061,117,332	$1,224,075

The Feeder Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of the Master Funds.

Certain Portfolios or Master Funds may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio, or in the case of

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a Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended  October 31, 2012, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2012.

Master Fund/Portfolio	Broker or Dealer	Value of Securities
DFA International Value Series	CA Cheuvreux	$22,383,611
DFA International Value Series	Credit Suisse	$52,002,904
DFA International Value Series	Instinet	$45,651,204
DFA International Value Series	Societe Generale	$57,248,328
LWAS/DFA Two-Year Fixed Income Portfolio	BNP Paribas SA	$2,118,878
LWAS/DFA Two-Year Fixed Income Portfolio	JPMorgan Chase & Co.	$1,728,041
LWAS/DFA Two-Year Fixed Income Portfolio	Royal Bank of Canada	$2,026,514
LWAS/DFA Two-Year Fixed Income Portfolio	National Australia Bank Ltd	$2,027,177
LWAS/DFA Two-Year Fixed Income Portfolio	Wells Fargo & Co.	$918,561
LWAS/DFA Two-Year Fixed Income Portfolio	US Bancorp	$814,354
LWAS/DFA Two-Year Fixed Income Portfolio	Bank of Nova Scotia	$2,002,883

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction;

(6)	engage in the business of underwriting securities issued by others;

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act;

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(8)	sell securities short; or

(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry, except the LWAS/DFA Two-Year Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

The investment limitations described in (5) and (9) above do not prohibit each Feeder Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.  Inasmuch as the Feeder Portfolios will only hold shares of the Master Funds, these Portfolios do not intend to lend those shares.

For purposes of the investment limitation described in (9) above, the LWAS/DFA Two-Year Fixed Income Portfolio, as disclosed in the prospectus under "Investments in the Banking Industry," will invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  For these purposes, the LWAS/DFA Two-Year Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the prospectus under “Description of Investments.” Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Boards of Directors have delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors of DFAIDG or DIG, as applicable, and the Advisor will continue to monitor the liquidity of Rule 144A securities.

Unless otherwise indicated, all limitations applicable to the Portfolios’ and Master Funds’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

The Portfolios and the Master Funds may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s or Master Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges, and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to

4

the custodial accounts of a Portfolio or Master Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio and Master Fund expects to earn income on its margin deposits.  Each Portfolio or Master Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3 (z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Portfolio or Master Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio or Master Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Portfolio or Master Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio or Master Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio or Master Fund would continue to be required to make variation margin deposits.  In such circumstances, if a Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio or Master Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio or Master Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Value Series may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The International Value Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The International Value Series may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, the International Value Series may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

CASH MANAGEMENT PRACTICES

The non-Feeder Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of

5

redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of the non-Feeder Portfolios and Master Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The non-Feeder Portfolios and Master Funds may invest cash in short-term repurchase agreements.  In addition, the U.S. Large Cap Value Series may invest a portion of its assets, normally not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments; index futures contracts and options thereon; and affiliated and unaffiliated registered and unregistered money market funds.  The International Value Series may invest a portion of its assets, normally not more than 20%, in fixed income obligations, such as money market instruments; index futures contracts and options thereon; and affiliated and unaffiliated, registered and unregistered money market funds.  The Fixed Income Portfolios may each invest up to 20% in affiliated and unaffiliated registered and unregistered money market funds.  The 20% guidelines set forth above are not absolute limitations, but the Master Funds and the LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio do not expect to exceed these guidelines under normal circumstances.  With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Master Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.  Investments in money market mutual funds may involve duplication of certain fees and expenses.

To the extent that the Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, they will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Funds or Portfolios net assets, after taking into account unrealized profits and unrealized losses on such contracts they have entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

CONVERTIBLE DEBENTURES

Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the Series with opportunities which are consistent with the International Value Series’ investment objective and policies.

EXCHANGE TRADED FUNDS

Each Master Fund may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price

6

and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Master Fund invests in an ETF, shareholders of the Master Fund bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of each Fund (the “Board”) is responsible for establishing the Funds’ policies and for overseeing the management of the Fund.  Each Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Funds.  Each Board of Directors of the Funds is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  Each Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of each Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Funds also provides the disinterested Directors with adequate influence over the governance of the Board and the Funds, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of each Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  Each Board of the Funds meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

Each Board has four standing committees.  The Audit Committee, Nominating Committee, Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of each Fund’s accounting and financial reporting policies, the selection and nomination of candidates to each Fund’s Board and the review of the investment performance of the series of each Fund and the performance of each Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

Each Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for each Board oversees the Fund’s accounting and financial reporting policies and practices, each Fund’s internal controls, each Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board.  The Audit Committee for each Board recommends the appointment of each Fund’s independent registered public accounting firm and also acts as a liaison between each Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of each Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of each Fund’s series, including the Portfolios, and reviews the performance of each Fund’s service providers.  There were seven Performance Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

7

Each Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of each Fund’s series, including the Portfolios, and reviews the performance of each Fund’s service providers.  There were seven Performance Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of a Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Board of each Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Funds.

Board Oversight of Risk Management

The Board of each Fund, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  Each Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund.

With respect to investment risk, each Board receives regular written reports describing and analyzing the investment performance of the Funds’ portfolios.  Each Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at each Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to each Board for their approval.

With respect to valuation, the Advisor and the Funds’ Administrative and Accounting Agent provide regular written reports to each Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Funds’ Audit Committee reviews valuation procedures and pricing results with the Funds’ independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, each Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Funds’ Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Funds’ CCO prepares and presents an annual written compliance report to each Board.  Each Funds’ Board adopts compliance policies and procedures for the Funds and receives information about the compliance procedures in place for the Funds’ service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to each Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

8

Director Qualifications

When a vacancy occurs on each Board, the Nominating Committee of each Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  Each Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of a Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of a Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board of each Fund, believes that it is in the best interests of each Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  Each Funds’ Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  Each Board noted that each Director had professional experience in areas of importance for investment companies.  Each Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  Each Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, each Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of a Fund is set forth in the tables below, including a description of each Director’s experience as a Director of a Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG–since 1983 DIG–since 1993	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

9

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	DFAIDG–since 1986 DIG–since 1993
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	DFAIDG–since 1981 DIG–since 1993
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010	Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).	104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG–since 1981 DIG–since 1993
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

10

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG–since 2000 DIG–since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	DFAIDG–since 1981 DIG–since 1992
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, DIG and The DFA Investment Trust Company (the “Trust”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Formerly, Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Chairman and President of Dimensional SmartNest (US) LLC.  Limited Partner, Oak Hill Partners and VSC Investors, LLC. Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association.  Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

11

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	DFAIDG- since 2009 DIG- since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, The DFA Investment Trust Company and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Funds; The Trust; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal year.  The table also provides the compensation paid by the Funds to the Funds’ Chief Compliance Officer for the fiscal year ended October 31, 2012.

12

Director	Aggregate Compensation from DFAIDG*	Aggregate Compensation from DIG*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	$18,443	N/A	N/A	$220,000
John P. Gould Director	$137,827	$18,443	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	$19,284	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	$18,443	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	$18,443	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	$18,443	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	$31,053	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Funds, the Trust, and DEM (collectively, the “DFA Entities”).

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

 As of January 31, 2013, Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

SERVICES TO THE FUNDS

Administrative Services – The Feeder Portfolios

The Funds have entered into administration agreements with the Advisor, on behalf of each Feeder Portfolio.  Pursuant to each administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to a Fund for the benefit of a Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, each Feeder Portfolio pays the Advisor a monthly fee, which, on an annual basis, equals 0.01% of the average daily net assets of each Portfolio.  For the fiscal years ended October 31, 2012, October 31, 2011, and October 31, 2010 the Advisor was paid administrative fees of $6,000, $7,000, and $7,000, respectively, by LWAS/DFA U.S. High Book to Market Portfolio, and $7,000, $8,000, and $8,000, respectively, by LWAS/DFA International High Book to Market Portfolio.

Administrative Services – All Portfolios

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Portfolios and the Master Funds.  The services provided by State Street are subject to supervision by the executive officers and the

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Boards of Directors of the Funds, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Master Funds and the Fixed Income Portfolios pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Master Fund or a Fixed Income Portfolio under the fee schedule are allocated to each such Master Fund or Fixed Income Portfolio based on the Master Fund’s or Fixed Income Portfolio’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The Feeder Portfolios are each also subject to an annual fee of $20,000.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the International Value Series.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolios and U.S. Large Cap Value Series.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

Each Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Funds by serving as the principal underwriter of the Funds’ shares.  Pursuant to each Fund’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Funds.  No compensation is paid by the Funds to DFAS under the Distribution Agreements.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Funds.  Their address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Funds and audits the annual financial statements of the Funds.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

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Client Services

For its services as Client Services Agent, each Portfolio pays LWI Financial Inc. a monthly fee which, on an annual basis, equals 0.15% of the average daily net assets of the LWAS/DFA U.S. High Book to Market Portfolio, 0.19% of the LWAS/DFA International High Book to Market Portfolio and 0.08% of the Fixed Income Portfolios.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Funds. Pursuant to an Investment Advisory Agreement with each Non-Feeder Portfolio and Master Fund, the Advisor is responsible for the management of the assets for each Non-Feeder Portfolio and Master Fund. Additionally, pursuant to an Investment Advisory Agreement with each Feeder Portfolio, the Advisor, for no additional compensation, manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for cash management purposes and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the DFA International Value Series (a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for the DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the DFA International Value Series (a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for the DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual

20

registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Funds.  For the services it provides as investment advisor to the Fixed Income Portfolios and the Master Funds, the Advisor is paid a monthly fee calculated as a percentage of average net assets of each Fixed Income Portfolio and Master Fund.  The Advisor is paid no fee for the services it provides as investment adviser to each Feeder Portfolio.

For the fiscal years ended October 31, 2012, October 31, 2011, and October 31, 2010, the Fixed Income Portfolios and the Master Funds paid management fees to the Advisor (and any sub-advisor) as set forth in the following table:

Master Fund/Portfolio	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Large Cap Value Series (1)	$9,897	$9,440	$8,301
International Value Series (1)	$13,887	$14,647	$12,890
LWAS/DFA Two-Year Fixed Income Portfolio	$135	$138	$124
LWAS/DFA Two-Year Government Portfolio	$238	$277	$230

(1)	The Master Fund has more than one feeder portfolio; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios and Master Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios and Master Funds based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the category of portfolios indicated.

U.S. Large Cap Value Series and LWAS/DFA U.S. High Book to Market Portfolio	Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

International Value Series and LWAS/DFA International High Book to Market Portfolio	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Fixed Income Portfolios	David A. Plecha and Joseph F. Kolerich

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Other Managed Accounts

In addition to the Portfolios (and with respect to the Feeder Portfolios, the Master Fund in which a Feeder Portfolio invests substantially all of its assets), each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500  million in total assets under management.

Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

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Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolios managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio/Master Fund and other accounts.  Other accounts include registered mutual funds (other than the Portfolios and Master Funds) other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Master Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Master Fund. Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios/Master Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio/Master Fund and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios/Master Funds.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio/Master Fund and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio/Master Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio/Master Fund or Account, a Portfolio/Master Fund may not be able to take full

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advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios/Master Funds and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios/Master Funds and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios/Master Funds, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio/Master Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio/Master Fund or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Funds have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of their immediate families) in the Portfolios contained in this SAI that they manage as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
LWAS/DFA U.S. High Book to Market Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray1	None None None None
LWAS/DFA International High Book to Market Portfolio	Karen Umland2 Joseph H. Chi Jed S. Fogdall Henry F. Gray3	None None None None
LWAS/DFA Two-Year Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich	None None
LWAS/DFA Two-Year Government Portfolio	David A. Plecha Joseph F. Kolerich	None None

1
Henry F. Gray does not invest in this Portfolio, but invests in another feeder portfolio (ownership range of $100,001 - $500,000) that invests substantially all of its assets in the same Master Fund as the Portfolio.

2
Karen E. Umland does not invest in this Portfolio, but invests in another feeder portfolio (ownership range of  $100,001 - $500,000) that invests substantially all of its assets in the same Master Fund as the Portfolio.

3
Henry F. Gray does not invest in this Portfolio, but invests in another feeder portfolio (ownership range of $10,001 - $50,000) that invests substantially all of its assets in the same Master Fund as the Portfolio.

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GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

DIG was incorporated under Maryland law on March 19, 1990.  DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name.  Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.  DIG began offering shares of the Fixed Income Portfolios and the LWAS/DFA U.S. High Book to Market Portfolio in May 1996.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its series, including The U.S. Large Cap Value Series and the International Value Series, only to institutional investors in private offerings.

Until February 1996, the LWAS/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio.  From February 1996 until July 2000, the LWAS/DFA International High Book to Market Portfolio was known as the RWB/DFA International High Book to Market Portfolio.  From July 2000 to October 28, 2004, the LWAS/DFA International High Book to Market Portfolio was known as the AAM/DFA International High Book to Market Portfolio.  Until July 2000, the LWAS/DFA U.S. High Book to Market Portfolio was known as the RWB/DFA U.S. High Book to Market Portfolio; the LWAS/DFA Two-Year Fixed Income Portfolio was known as the RWB/DFA Two-Year Corporate Fixed Income Portfolio; and the LWAS/DFA Two-Year Government Portfolio was known as the RWB/DFA Two-Year Government Portfolio.  From July 2000 until April 2002, the LWAS/DFA Two-Year Fixed Income Portfolio was known as the AAM/DFA Two-Year Corporate Fixed Income Portfolio.  From April 2002 to October 28, 2004, the LWAS/DFA Two-Year Fixed Income Portfolio was known as the AAM/DFA Two-Year Fixed Income Portfolio.  From July 2000 to October 28, 2004, the LWAS/DFA U.S. High Book to Market Portfolio was known as the AAM/DFA U.S. High Book to Market Portfolio; and the LWAS/DFA Two-Year Government Portfolio was known as the AAM/DFA Two-Year Government Portfolio.

CODE OF ETHICS

The Funds, the Trust, the Advisor and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolios’ prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law.  If liquidation of a Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio.  Ordinarily, the Funds do not intend to hold annual meetings of

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shareholders, except as required by the 1940 Act or other applicable law.  Each Fund’s by-laws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more Directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.

A Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so.  Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio’s assets in accordance with the investment policies described above.

Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the respective Fund will solicit voting instructions from the Portfolio’s shareholders with respect to the proposal.  The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders.  The Directors of each Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

Shareholder inquiries may be made by writing or calling the Client Service Agent at the address or telephone number appearing on the back cover of the prospectus.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:

LWAS/DFA U.S. High Book to Market Portfolio

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	82.46%

Pershing LLC* One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303	13.54%

LWAS/DFA International High Book to Market Portfolio

Charles Schwab & Company, Inc.*1	81.29%

Pershing LLC*1	15.10%

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LWAS/DFA Two-Year Fixed Income Portfolio

Charles Schwab & Company, Inc.*1	60.28%

Pershing LLC*1	19.00%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	18.09%

LWAS/DFA Two-Year Government Portfolio

Charles Schwab & Company, Inc.*1	64.94%

Pershing LLC*1	26.08%

National Financial Services LLC*1	5.19%
____________________________________

*	Owners of record only (omnibus).

1	See address for shareholder previously noted above in list.

PURCHASE OF SHARES

The following information supplements the information set forth in the prospectus under the caption “PURCHASE OF SHARES.”

The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Funds generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Funds are closed.

The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Funds or their transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Funds will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the prospectus.

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REDEMPTION OF SHARES

The following information supplements the information set forth in the prospectus under the caption “REDEMPTION OF SHARES.”

Each Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of a Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to BNY Mellon.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund in which a Feeder Portfolio invests is organized for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.  The LWAS/DFA U.S. High Book to Market Portfolio and the LWAS/DFA International High Book to Market Portfolio invest in Master Funds organized as partnerships for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio, its pro rata share of its corresponding Master Fund’s income and assets.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the

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Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The  Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean

30

other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a portfolio. See “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Feeder Portfolio that invests in a Master Fund, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in securities of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio is invested in securities of foreign corporations or if the Portfolio is a qualified fund of funds (i.e. a portfolio at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Master Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Master Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See “Tax Treatment of Portfolio Transactions¾Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income

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distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

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Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) – Shares acquired first are sold first.
·	LIFO (Last In, First Out) – Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) – Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) – Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long-Term, First Out) – Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short-Term, First Out) – Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long-Term, First Out) – Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short-Term, First Out) – Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification – Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income

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tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Feeder Portfolio’s corresponding Master Fund.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

           Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

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Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio (or corresponding Master Fund) to another Portfolio or Master Fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  If the selling and purchasing portfolios are both Master Funds (i.e., both partnerships) or a Master Fund and a Portfolio (i.e., a partnership and a corporation), they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Under attribution rules, the shareholders of a Feeder Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

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Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income,

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reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain

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reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·           provide your correct social security or taxpayer identification number,

·           certify that this number is correct,

·           certify that you are not subject to backup withholding, and

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·           certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

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Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a

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U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

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PROXY VOTING POLICIES

The Boards of Directors of the Funds have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios and Master Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios and Master Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios and Master Funds, and which seeks to maximize the value of the non-Feeder Portfolios’ and Master Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios and Master Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the non-Feeder Portfolios or Master Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios or Master Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio or Master Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund or the Board of Trustees of the Trust, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Master Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Master Fund.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio or Master Fund and which seeks to maximize the value of that Portfolio’s or Master Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Master Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio or Master Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the

43

Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if, based upon information the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Master Fund’s investment and that it is in the Portfolio’s or Master Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio or Master Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Master Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Funds have retained ISS to provide certain services with respect to proxy voting.  ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of the Portfolios and Master Funds; and provide reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Master Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of Directors of the Funds and Board of Directors of the Trust (collectively, the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios and Master Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios and Master Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

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Online Disclosure of Portfolio Holdings Information.  Each Portfolio and Master Fund generally discloses up to its twenty-five largest portfolio holdings (or with respect to a Feeder Portfolio, up to the twenty-five largest portfolio holdings of its Master Fund) (“largest holdings”) and the percentages that each of these largest portfolio holdings represent of the Portfolio’s or Master Fund’s total assets, as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month. This online disclosure may also include information regarding the Portfolio’s or Master Fund’s industry allocations.  Each Portfolio and Master Fund generally discloses its complete Holdings Information (or with respect to a Feeder Portfolio, the Holdings Information of its Master Fund) (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairmen, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s or Master Fund’s trading strategies or pending portfolio transactions.   The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios and Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Callan Associates	Monitoring investor exposure and investment strategy	Monthly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Cuprum AFP	Monitoring investor exposure and investment strategy	Quarterly
Fund Evaluation Group, LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Integrys Energy Group Inc.	Monitoring investor exposure and investment strategy	Upon Request
Lipper Advisory Services, Inc.	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
Lynx Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Pavilion Advisory Group	Monitoring investor exposure and investment strategy	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
Seattle City Employees' Retirement System	Monitoring investor exposure and investment strategy	Upon Request
Steward Capital Management	Monitoring investor exposure and investment strategy	Monthly
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Strategic Investment Solutions	Monitoring investor exposure and investment strategy	Quarterly
Tamarac (Savant)	Monitoring investor exposure and investment strategy	Monthly
University of Pittsburgh Medical Center	Monitoring investor exposure and investment strategy	Quarterly
U.S. Institutional Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly
Watershed Investment Consultants	Monitoring investor exposure and investment strategy	Monthly
Westcott Financial Advisory Group LLC	Monitoring investor exposure and investment strategy	Monthly
Wilshire Associates	Monitoring investor exposure and investment strategy	Quarterly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  The Portfolios, the Master Funds, the Advisor or other parties do not receive any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolios and the Master Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that (1) the Portfolio or Master Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

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The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, a Master Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or Master Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios and Master Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Funds’ independent registered public accounting firm.  PwC audit the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Feeder Portfolios for the fiscal year ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

The audited financial statements of the U.S. Large Cap Value Series and the International Value Series for the fiscal year ended October 31, 2012, as set forth in the Trust’s annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings or other

47

information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This statement of additional information (“SAI”) relates to six of those series:

Domestic Equity Portfolios
VA U.S. Large Value Portfolio	VA U.S. Targeted Value Portfolio
International Equity Portfolios
VA International Value Portfolio	VA International Small Portfolio
Fixed Income Portfolios
VA Short-Term Fixed Portfolio	VA Global Bond Portfolio

(individually, a “Portfolio” and collectively, the “Portfolios”).  The shares of the Portfolios are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts.  This SAI is not a prospectus but should be read in conjunction with the Portfolios’ prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s annual report to shareholders.  The prospectus and annual report can be obtained free of charge by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	3
FUTURES CONTRACTS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
CONVERTIBLE DEBENTURES	7
EXCHANGE TRADED FUNDS	7
DIRECTORS AND OFFICERS	7
SERVICES TO THE FUND	19
ADVISORY FEES	21
PORTFOLIO MANAGERS	21
GENERAL INFORMATION	24
CODE OF ETHICS	24
SHAREHOLDER RIGHTS	25
PRINCIPAL HOLDERS OF SECURITIES	25
PURCHASE AND REDEMPTION OF SHARES	27
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	27
PROXY VOTING POLICIES	33
DISCLOSURE OF PORTFOLIO HOLDINGS	35
FINANCIAL STATEMENTS	37
PERFORMANCE DATA	37

i

PORTFOLIO CHARACTERISTICS AND POLICIES

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each of the Portfolios.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the prospectus.  Unless otherwise indicated, it applies to all of the Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

Each of the Portfolios is diversified under the federal securities laws and regulations.

Because the structure of the Domestic Equity and International Equity Portfolios are based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed “affiliated persons” and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except the VA International Value Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2012, October 31, 2011, and October 31, 2010.

	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2010
VA U.S. Large Value Portfolio	$17,725	$21,313	$46,351
VA U.S. Targeted Value Portfolio	$30,939	$29,816	$61,789
VA International Value Portfolio	$19,592	$22,921	$29,988
VA International Small Portfolio	$14,929	$11,070	$10,840

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size and market making ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected.  Brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for

1

the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. also performs these services for the United Kingdom and Continental Small Company segments of VA International Small Portfolio and DFA Australia Limited also performs these services for the Japanese and Asia Pacific Small Company segments of VA International Small Portfolio.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios as set forth in the following table:

	Value of Securities Transactions	Brokerage Commissions
VA U.S. Large Value Portfolio	$32,906,631	$15,362
VA U.S. Targeted Value Portfolio	$34,558,128	$27,091
VA International Value Portfolio	$36,050,052	$19,520
VA International Small Portfolio	$24,738,169	$14,802

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio as of October 31, 2012.

Portfolio	Broker or Dealer	Value of Securities
VA Global Bond Portfolio	Westpac Banking Corp	$3,732,452
VA Global Bond Portfolio	The Toronto-Dominion Bank	$3,693,211
VA Global Bond Portfolio	Royal Bank of Canada	$3,624,968
VA Global Bond Portfolio	Bank of Nova Scotia	$2,665,876
VA Global Bond Portfolio	The Bank of New York Mellon Corp	$2,432,321

2

Portfolio	Broker or Dealer	Value of Securities
VA Global Bond Portfolio	Barclays Bank PLC	$1,665,315
VA Global Bond Portfolio	Lloyds Banking Group PLC	$831,887
VA Global Bond Portfolio	National Australia Bank Ltd	$1,275,532
VA International Value Portfolio	Credit Suisse Group	$519,535
VA International Value Portfolio	Societe Generale Group	$ 537,913
VA International Value Portfolio	CA Cheuvreux	$382,994
VA International Value Portfolio	Instinet	$696,248
VA Short-Term Fixed Portfolio	Bank of Nova Scotia	$3,081,314
VA Short-Term Fixed Portfolio	National Australia Bank Ltd	$3,038,251
VA Short-Term Fixed Portfolio	Westpac Banking Corp	$3,027,137
VA Short-Term Fixed Portfolio	JPMorgan Chase & Co	$2,931,887
VA Short-Term Fixed Portfolio	Commonwealth Bank of Australia	$2,863,254
VA Short-Term Fixed Portfolio	Wells Fargo & Co	$2,755,683
VA Short-Term Fixed Portfolio	Royal Bank of Canada	$2,742,719
VA Short-Term Fixed Portfolio	The Toronto-Dominion Bank	$2,322,857
VA Short-Term Fixed Portfolio	BNP Paribas SA	$2,004,289
VA Short-Term Fixed Portfolio	The Bank of New York Mellon Corp	$1,180,896
VA U.S. Targeted Value Portfolio	Jefferies	$281,781
VA U.S. Targeted Value Portfolio	Oppenheim & Co.	$27,546
VA U.S. Targeted Value Portfolio	Investment Technology Group, Inc.	$25,704

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

3

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

(7)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except VA Short-Term Fixed Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES”;

(8)	sell securities short; or

(9)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.

For purposes of the investment limitation described in (7) above, the VA Short-Term Fixed Portfolio, as disclosed in the prospectus under "Investments in the Banking Industry—VA Short-Term Fixed Portfolio," will invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  For these purposes, each of the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the prospectus under “Description of Investments—Fixed Income Portfolios.” Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

Unless otherwise indicated, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

All Portfolios, except the VA Short-Term Fixed Portfolio, may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges, and FCMs may establish margin requirements which are

4

higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.  Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") General Regulations Section 1.3 (z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of a Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that a Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of a Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that a Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodians, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Portfolios and VA Global Bond Portfolio may acquire and sell forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Portfolio, the Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, a Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The VA Global Bond Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The VA

5

Global Bond Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

CASH MANAGEMENT PRACTICES

All Portfolios engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of the Portfolios, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the Portfolios may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios	Permissible Cash Investment	Percentage Guidelines**
The Domestic Equity Portfolios	High quality, highly liquid fixed income securities,* such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA International Value Portfolio	Fixed income obligations* as may be acquired by the Fixed Income Portfolios; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA International Small Portfolio	Fixed income obligations,* such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

The Fixed Income Portfolios	Affiliated and unaffiliated registered and unregistered money market funds***	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Portfolios do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

6

CONVERTIBLE DEBENTURES

VA International Small Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by the Portfolio upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio’s investment objective and policies.

EXCHANGE TRADED FUNDS

The Portfolios, except the VA Short-Term Fixed and VA Global Bond Portfolios, may invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings

7

of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee,  Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould, Edward P. Lazear and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

8

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board

9

considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None

10

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).  Formerly, Director, Chicago Mercantile Exchange (2001-2008).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

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Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and The DFA Investment Trust Company,  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company , and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; Dimensional Investment Group Inc.; The DFA Investment Trust Company; and Dimensional Emerging Markets Value Fund.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

12

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**
As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000

13

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Fund”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

17

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.

18

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the International Equity Portfolios and VA Global Bond Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Domestic Equity Portfolios and VA Short-Term Fixed Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

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Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA  19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios Pursuant to an Investment Advisory Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the VA International Value Portfolio and VA International Small Portfolio (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the VA International Value Portfolio and VA International Small Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies,

20

including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  For the fiscal years ended October 31, 2012, October 31, 2011 and October 2010, the Portfolios paid advisory fees to the Advisor (and any sub-advisor) as set forth in the following table:

Portfolio	Fiscal Year Ended 2012 (000)	Fiscal Year Ended 2011 (000)	Fiscal Year Ended 2010 (000)
VA U.S. Targeted Value Portfolio	$342	$344	$285
VA U.S. Large Value Portfolio	$341	$325	$278
VA International Value Portfolio	$380	$421	$341
VA International Small Portfolio	$401	$411	$330
VA Short-Term Fixed Portfolio	$284	$254	$217
VA Global Bond Portfolio	$320	$290	$247

The Advisor pays DFAL a fee equal to 50,000 pounds sterling total per year, payable on a quarterly basis, for services to the VA International Small Portfolio.  The Advisor pays DFA Australia a fee equal to $13,000 per year, payable on a quarterly basis, for services to VA International Small Portfolio.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the category of portfolios indicated.

21

Domestic Equity Portfolios	Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

International Equity Portfolios	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Fixed Income Portfolios	David A. Plecha and Joseph F. Kolerich

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

*
Henry F. Gray and Joseph F. Kolerich did not share primary responsibility in the oversight of day-to-day management of responsibilities for accounts as of October 31, 2012; as such, information regarding such accounts is not presented.

22

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegees.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

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·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this SAI that they manage as of October 31, 2012.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, the Fund was named DFA Small Company Fund Inc.  From September 18, 1995 until May 1, 2008, VA U.S. Large Value Portfolio was named the VA Large Value Portfolio.  From inception until September 18, 1995, VA U.S. Large Value Portfolio was named DFA Global Value Portfolio and VA Global Bond Portfolio was named DFA Global Bond Portfolio.  Prior to May 1, 2008, the VA U.S. Targeted Value Portfolio was named the VA Small Value Portfolio.  The shares of each Portfolio, when issued and paid for in accordance with the Fund’s prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Pursuant to an exemptive order from the SEC, shares of the Portfolios may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products.  At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that each Portfolio may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts.  However, a material conflict could arise between the interest of the different participating separate accounts.  The Fund’s Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest.  If such conflicts were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in one or more Portfolios, or shares of another Portfolio may be substituted by the Fund.  As a result, a Portfolio might be forced to sell a portion of its securities at a disadvantageous price.  In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

CODE OF ETHICS

The Fund, the Advisor and DFAS have adopted a Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code is designed to ensure that access persons act in the interest of the Portfolios, and their shareholders, with respect to any personal trading of securities.  Under the Code, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance.  The Code also contains certain reporting requirements and securities trading clearance procedures.

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SHAREHOLDER RIGHTS

Because of current federal securities law requirements, the Fund expects that its life insurance company shareholders will offer their contract owners the opportunity to instruct them as to how Portfolio shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.  Generally, an insurance company will vote all Portfolio shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account.  Under certain circumstances described in the insurance company separate account prospectus, the insurance company may not vote in accordance with the contract owner’s instructions.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s by-laws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2012, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolios:

VA U.S. LARGE VALUE PORTFOLIO

Monumental Life Insurance Company Products Dimensional VA* 4333 Edgewood Road NE Cedar Rapids, IA 52499	58.29%

Sun Life Financial Insurance and Annuity Company (Bermuda) LTD Argyle House 41A Cedar Avenue Hamilton HM12, Bermuda	5.98%

ING DFA World Equity Portfolio 7337 E. Doubletree Ranch Road Scottsdale, AZ	5.19%

MAC & Co. (LVIP Dimensional U.S. Equity Fund) P.O. Box 3198 Pittsburgh, PA 15230	9.26%

Jefferson National Life Insurance Co. 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	7.93%

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VA U.S. TARGETED VALUE PORTFOLIO

Monumental Life Insurance Company Products Dimensional VA*1	57.94%

Jefferson National Life Insurance Co. 1	7.68%

ING DFA World Equity Portfolio1	7.56%

MAC & Co. (LVIP Dimensional U.S. Equity Fund) 1	9.03%

VA INTERNATIONAL VALUE PORTFOLIO

Monumental Life Insurance Company Products Dimensional VA*1	57.85%

ING DFA World Equity Portfolio1	10.87%

Jefferson National Life Insurance Co. 1	8.47%

VA INTERNATIONAL SMALL PORTFOLIO

Monumental Life Insurance Company Products Dimensional VA*1	54.81%

ING DFA World Equity Portfolio1	9.04%

Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd *1	7.78%

Jefferson National Life Insurance Co.1	6.85%

VA SHORT-TERM FIXED PORTFOLIO

Jefferson National Life Insurance Co.1	6.88%

Mac & Co (LVIP Total Bond Fund) PO Box 3198 Pittsburgh, PA 15230	14.49%

Monumental Life Insurance Company Products Dimensional VA*1	59.60%

VA GLOBAL BOND PORTFOLIO

Monumental Life Insurance Company Products Dimensional VA*1	59.08%

Jefferson National Life Insurance Co.1	13.30%

Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd *1	6.17%

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Mac & Co (LVIP Total Bond Fund) 1	8.21%

___________________________________

*	Owner of record only (omnibus).

1	See address for shareholder previously listed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements the information set forth in the prospectus under the caption “PURCHASE AND REDEMPTION OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund will generally be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios.  Any such charges will be described in the prospectus.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Because shares of the Portfolio are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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This discussion of “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” is not intended or written to be used as tax advice. The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity contract.  For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income

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and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions — Distributions of capital gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the

29

sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Portfolio in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.  For purposes of determining whether the Portfolio qualifies for this exemption, any shares attributable to an investment in the Portfolio made in connection with organization of the Portfolio is disregarded as long as the investment doesn't exceed $250,000.  Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds-of-funds).  If the Portfolio fails to qualify for the exemption, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio.

Special Rules Applicable to Variable Contracts

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the corresponding division of the insurance company separate accounts, the Portfolio intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no

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more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Asset Diversification is satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. The regulations also provide that the Portfolio's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of the Portfolio or the trustee of a qualified pension plan. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of and treatment of the contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company separate accounts.

Also, a contract holder should not be able to direct the Portfolio’s investment in any particular asset so as to avoid the prohibition on investor control.  The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.  If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.  It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued. If such pronouncements are issued, the Portfolio would seek to modify the structure of the Portfolio.

Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

Taxation of Portfolio Distributions

The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income.  The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to shareholders.

Distributions of capital gains.  The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held their shares in the Portfolio.

Returns of capital.  Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Dividends-received deduction for corporations.  Ordinary income dividends designated by the Portfolio as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income

31

derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Consent dividends.  The Portfolio may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to its shareholders.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to a shareholder than it actually distributes. The shareholder will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if it makes this election.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution.  This treatment could increase or decrease the Portfolio’s ordinary income distributions, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross  income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. Shareholders should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess

32

distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to shareholders.

Investment in Complex Securities

The Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules.  These rules could affect whether gains or losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio, defer the Portfolio’s ability to recognize losses, and subject the Portfolio to U.S. federal income tax on income from certain of the Portfolio’s foreign investments.  In turn, these rules may affect the amount, timing and/or tax character of the Portfolio’s income and, in turn, of the income distributed to its shareholders.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party service provider, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the

33

Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio and which seeks to maximize the value of that Portfolio’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of an believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor seeks to will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of the Portfolios; and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any

34

irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund (the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month. This online disclosure may also include information regarding the Portfolio’s industry allocations.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairmen, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily

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Recipient	Business Purpose	Frequency
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent, and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  The Portfolios, the Advisor, or other parties do not receive any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, The DFA Investment Trust Company, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolios, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other

36

investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm and audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolios for the fiscal period ended October 31, 2012, as set forth in the Fund’s annual report to shareholders relating to the Portfolios, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

An investor may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

A-4

·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-19

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to six series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

U.S. Social Core Equity 2 Portfolio Ticker: DFUEX	DFA International Value Ex Tobacco Portfolio Ticker: DFVLX
U.S. Sustainability Core 1 Portfolio Ticker: DFSIX	International Social Core Equity Portfolio Ticker: DSCLX
International Sustainability Core 1 Portfolio Ticker: DFSPX	Emerging Markets Social Core Equity Portfolio Ticker: DFESX
This SAI is not a Prospectus but should be read in conjunction with the Prospectus of the Portfolios, dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund’s annual report to shareholders.  The Prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	3
FUTURES CONTRACTS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
EXCHANGE TRADED FUNDS	6
CONVERTIBLE DEBENTURES	6
DIRECTORS AND OFFICERS	7
SERVICES TO THE PORTFOLIOS	19
ADVISORY FEES	21
PORTFOLIO MANAGERS	23
GENERAL INFORMATION	25
CODE OF ETHICS	25
SHAREHOLDER RIGHTS	26
PRINCIPAL HOLDERS OF SECURITIES	26
PURCHASE OF SHARES	28
REDEMPTION AND TRANSFER OF SHARES	28
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	29
PROXY VOTING POLICIES	44
DISCLOSURE OF PORTFOLIO HOLDINGS	45
FINANCIAL STATEMENTS	48
PERFORMANCE DATA	48

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolio might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
U.S. Social Core Equity 2 Portfolio	$55,817	$52,014	$31,135
U.S. Sustainability Core 1 Portfolio	$29,388	$25,023	$20,394
International Sustainability Core 1 Portfolio	$25,359	$26,683	$18,164
DFA International Value ex Tobacco Portfolio	$13,116	$15,678	$19,274
Emerging Markets Social Core Equity Portfolio	$196,162	$223,046	$137,675

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolios.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution.  In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests.  The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

1

Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of Fund shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by a Portfolio may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries, and general economic and financial trends, and other research services.  The Investment Advisory Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the following Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios as follows:

	Value of Securities Transactions	Brokerage Commissions
U.S. Social Core Equity 2 Portfolio	$95,378,465	$51,652
U.S. Sustainability Core 1 Portfolio	$50,667,115	$27,803
International Sustainability Core 1 Portfolio	$43,469,798	$25,237
DFA International Value ex Tobacco Portfolio	$21,962,820	$13,055
Emerging Markets Social Core Equity Portfolio	$255,783,329	$182,872

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio as of October 31, 2012.

Portfolio	Broker or Dealer	Value of Securities
U.S. Social Core Equity 2 Portfolio	Jefferies	$167,799
U.S. Social Core Equity 2 Portfolio	Investment Technology Group, Inc.	$21,600
U.S. Sustainability Core 1 Portfolio	Jefferies	$48,282

2

Portfolio	Broker or Dealer	Value of Securities
U.S. Sustainability Core 1 Portfolio	Investment Technology Group, Inc.	$9,000
International Sustainability Core 1 Portfolio	Instinet, LLC	$248,523
International Sustainability Core 1 Portfolio	Credit Suisse Group	$573,652
International Sustainability Core 1 Portfolio	Societe Generale	$578,172
International Sustainability Core 1 Portfolio	CA Cheuvreux	$168,613
International Sustainability Core 1 Portfolio	TD Securities	$756,370
DFA International Value ex Tobacco Portfolio	Instinet, LLC	$387,505
DFA International Value ex Tobacco Portfolio	Credit Suisse Group	$484,914
DFA International Value ex Tobacco Portfolio	Societe Generale	$482,557
DFA International Value ex Tobacco Portfolio	CA Cheuvreux	$232,101

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission  (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

3

(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

With respect to the investment limitation described in (1) above, a Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by a Portfolio.  Each Portfolio, except for the Emerging Markets Social Core Equity Portfolio, does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, the International Social Core Equity Portfolio is authorized to lend portfolio securities.

In applying the investment limitation described in (7) above, the DFA International Value ex Tobacco Portfolio will look through to the security holdings of any investment company in which it invests that concentrates its assets in a particular industry.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of each Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, the International Social Core Equity Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor.  For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

In applying the investment limitation described in (8) above, for the International Social Core Equity Portfolio, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation. Thus, not more than 25% of the International Social Core Equity Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. The International Social Core Equity Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the International Social Core Equity Portfolio will invest in the securities of such a company only if the International Social Core Equity Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Notwithstanding any of the above investment limitations, the Emerging Markets Social Core Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors or whose use is otherwise considered by the Portfolio to be advisable.  The Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio may use futures contracts and options on futures contracts for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

4

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements that are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial account of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.  Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts the Portfolio has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation), or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make variation margin deposits.  In such circumstances, if a Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, each Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable regulations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into future transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Each International Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do

5

realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant.  In addition, each of the Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

Each Portfolio may invest cash in short-term repurchase agreements.  In addition, each Portfolio may invest a portion of its assets, ordinarily not more than 20%, in money market instruments, debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds, index futures contracts, and options thereon.  Investments in money market mutual funds may involve a duplication of certain fees and expenses.  The 20% guideline is not an absolute limitation, but each Portfolio does not expect to exceed this guideline under normal circumstances.

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purposes of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to those of investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.  ETFs in which a Portfolio invests are not subject to, though they may incorporate, the Portfolio’s social criteria or environmental impact considerations.  (See the Portfolios’ Prospectus for information regarding the Portfolios’ environmental impact considerations.)

CONVERTIBLE DEBENTURES

Each International Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the Approved Markets.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture, to some extent, varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock, but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which the debenture is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible

6

debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by an International Portfolio upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the International Portfolio with opportunities that are consistent with the International Portfolio’s investment objective and policies.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.   The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould, Edward P. Lazear and Myron S. Scholes.  The Performance Committee regularly reviews

7

and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

8

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

9

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

10

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

11

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), the Fund, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (the “Trust”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.

				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, the Fund, DIG, the Trust and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; DIG; the Trust and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

12

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**
As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal year.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000

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Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, and information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).

17

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

SERVICES TO THE PORTFOLIOS

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for each International Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

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Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Advisory Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of

20

securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid management fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
	(000)	(000)	(000)
U.S. Social Core Equity 2 Portfolio (a)	$538	$410	$252
U.S. Sustainability Core 1 Portfolio (b)	$5041	$4144	$3087
International Sustainability Core 1 Portfolio (b)	$5352	$4905	$3548
DFA International Value ex Tobacco Portfolio (c)	$2503	$2696	$2349
International Social Core Equity Portfolio (b)	N/A	N/A	N/A
Emerging Markets Social Core Equity Portfolio (b)	$2,119	$3,558	$2,807

1 $545 after recoupment of fees previously waived
2 $546 after recoupment of fees previously waived

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3 $237 after waiver
4 $437 after recoupment of fees previously waived
5 $522 after recoupment of fees previously waived
6 $262 after waiver
7 $307 after waiver
8 $369 after recoupment of fees previously waived
9 $226 after waiver

(a)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the U.S. Social Core Equity 2 Portfolio’s ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of the U.S. Social Core Equity 2 Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed 0.60% for a class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The U.S. Social Core Equity 2 Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months prior to the date of such reimbursement.  The Fee Waiver Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.

(b)           The International Social Core Equity Portfolio commenced operations on November 1, 2012.  Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each of the Portfolios listed below (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months prior to the date of such reimbursement.  For the Emerging Markets Social Core Equity Portfolio, the Advisor has voluntarily agreed to assume the costs of the Portfolio’s engagement of its Social Screen Vendor but may terminate the assumption of this expense at any time.

Portfolio	Expense Limitation Amount
U.S. Sustainability Core 1 Portfolio	0.37%
International Sustainability Core 1 Portfolio	0.57%
International Social Core Equity Portfolio	0.60%
Emerging Markets Social Core Equity Portfolio	0.85%

The Fee Waiver Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.

(c)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the DFA International Value ex Tobacco Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio on an

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annualized basis, to 0.60% as a percentage of average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the DFA International Value ex Tobacco Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The DFA International Value ex Tobacco Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Fee Waiver Agreement will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

Stephen A. Clark, Joseph H. Chi Jed S. Fogdall and Henry F. Gray	U.S. Social Core Equity 2 Portfolio U.S. Sustainability Core 1 Portfolio
Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray	International Sustainability Core 1 Portfolio DFA International Value ex Tobacco Portfolio International Social Core Equity Portfolio Emerging Markets Social Core Equity Portfolio

Other Managed Accounts

In addition to the Portfolios, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

*
Henry F. Gray did not share primary responsibility in the oversight of day-to-day management of responsibilities for accounts as of October 31, 2012; as such, information regarding such accounts is not presented.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by a Portfolio.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers

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by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Portfolios

The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this SAI that they manage as of October 31, 2012.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, the Fund was named DFA Small Company Fund Inc.  Until May 29, 2007, the Emerging Markets Social Core Equity Portfolio was named Emerging Markets Social Core Portfolio. The Fund generally offers shares of the Portfolios only to institutional investors and clients of registered investment advisers.

CODE OF ETHICS

The Fund, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to any personal trading of securities.  Under the Code of

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Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless the access persons’ proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolios’ Prospectus, will be fully paid and non-assessable shares.  Each share of common stock represents an equal proportional interest in the assets and liabilities of a Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters that require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the Portfolio of shares that they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	38.45%

Ameritrade, Inc.* PO Box 2226 Omaha, NE 68103	8.73%

Pershing LLC* One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303	12.52%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	11.16%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Charles Schwab & Company, Inc.*1	41.17%

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Ameritrade, Inc.*1	32.10%

National Financial Services LLC*1	15.25%

Pershing LLC*1	6.75%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

Charles Schwab & Company, Inc.*1	46.92%

Ameritrade, Inc.*1	33.25%

National Financial Services LLC*1	15.86%

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
Regence BlueShield 1800 9th Avenue, Suite 1025 Seattle, WA 98101	56.24%

Regence BlueCross BlueShield of Oregon 1800 9th Avenue, Suite 1025 Seattle, WA 98101	29.07%

Regence BlueCross BlueShield of Utah 1800 9th Avenue, Suite 1025 Seattle, WA 98101	13.04%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

Charles Schwab & Company, Inc.*1	53.60%

Sisters of Charity 215 Seton Road Halifax, NS B3M DC9 Canada	14.93%

Key Bank NA Trustee FBO Catholic Foundation The Diocese of Toledo Balanced P.O. Box 94871 Cleveland, OH 44101	5.65%

Comerica Bank Custodian FBO Diocesan Insurance Program 411 W. Lafayette M M/C 3446 7th Floor Detroit, MI 48226	5.06%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

National Financial Services LLC*1	19.39%

Charles Schwab & Company, Inc.*1	12.45%

Mac & Co FBO Bon Secours Health System Inc.	7.16%

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PO Box 3198 Pittsburgh, PA 15230

JP Morgan Chase Bank NA Custodian for Resurrection Healthcare Corp 14201 N Dallas Parkway, Floor 13 Dallas, TX 75254	6.50%

Mac & Co (The Congregation of the Sisters of Charity of the Incarnate Word, Houston Texas) P.O. Box 3198 Pittsburgh, PA 15230	5.99%

Linercourse & Co FBO American Cancer Society Inc. 1200 Crown Colony Drive Quincy, MA 02169	5.05%

____________
*	Owner of record only (omnibus).
1       See address for shareholder previously noted above in list.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of a Portfolio, which is currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

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The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of a Portfolio to another person by making a written request to the Advisor, who will transmit the request to the transfer agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate, or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without

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being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio.  See “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

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Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions ¾ Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able

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to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the

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Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

•           FIFO (First In, First Out) ¾ Shares acquired first are sold first.

•           LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

•           HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

•           LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

•	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

•	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

•           LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

•           LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

•
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income

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tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

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Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount

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on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

·	certify that you are not subject to backup withholding, and

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·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28%  if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed

41

through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

42

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with

43

respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of a Portfolio.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio and which seeks to maximize the value of the Portfolio’s investments. In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs,

44

including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting. The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting. ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of a Portfolio; and provide reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i)  on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

45

Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding a Portfolio’s industry allocations.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about a Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Regence Group (Cambia)	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Citizens Bank	Monitoring investor exposure and investment strategy	Quarterly
Environmental Impact Vendor	Environmental Impact Analysis	Quarterly
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
MSCI ESG Research	Social Screen Provider	Quarterly
Pavilion Advisory Group (MAIN)	Monitoring investor exposure and investment strategy	Quarterly
Pricing Service Vendor	Fair Value Information Services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request

46

Recipient	Business Purpose	Frequency
RogersCasey (MAIN)	Monitoring investor exposure and investment strategy	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Summit Strategies Group	Monitoring investor exposure and investment strategy	Quarterly
Trustees of Donations to the Protestant Episcopal Church	Monitoring investor exposure and investment strategy	Upon Request
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that:  (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolios, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other

47

investment positions.  “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  It audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of each Portfolio for the fiscal year ended October 31, 2012, as set forth in the Fund’s annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

An investor may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

A-16

report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to two series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

CSTG&E U.S. Social Core Equity 2 Portfolio Ticker: DFCUX	CSTG&E International Social Core Equity Portfolio Ticker: DFCCX

This SAI is not a Prospectus but should be read in conjunction with the Prospectus of the Portfolios, dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s annual report to shareholders.  The Prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	3
FOREIGN CURRENCY TRANSACTIONS	4
CASH MANAGEMENT PRACTICES	4
EXCHANGE TRADED FUNDS	5
CONVERTIBLE DEBENTURES	5
DIRECTORS AND OFFICERS	5
SERVICES TO THE PORTFOLIOS	16
ADVISORY FEES	18
PORTFOLIO MANAGERS	19
GENERAL INFORMATION	21
CODE OF ETHICS	21
SHAREHOLDER RIGHTS	22
PRINCIPAL HOLDERS OF SECURITIES	22
PURCHASE OF SHARES	22
REDEMPTION AND TRANSFER OF SHARES	23
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	23
PROXY VOTING POLICIES	38
DISCLOSURE OF PORTFOLIO HOLDINGS	39
FINANCIAL STATEMENTS	41
PERFORMANCE DATA	41

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Each Portfolio is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Portfolios during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
CSTG&E U.S. Social Core Equity 2 Portfolio	$12,299	$12,232	$9,667
CSTG&E International Social Core Equity Portfolio	$5,904	$11,456	$4,309

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution.  In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of Fund shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

1

Companies eligible for purchase by a Portfolio may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries, and general economic and financial trends, and other research services.  The Investment Advisory Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios as follows:

	Value of Securities Transactions	Brokerage Commissions
CSTG&E U.S. Social Core Equity 2 Portfolio	$19,041,915	$11,777
CSTG&E International Social Core Equity Portfolio	$9,838,701	$5,825

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio as of October 31, 2012.

Portfolio	Broker or Dealer	Value of Securities
CSTG&E U.S. Social Core Equity 2 Portfolio	Jefferies	$41,708
CSTG&E U.S. Social Core Equity 2 Portfolio	Investment Technology Group	$11,700
CSTG&E U.S. Social Core Equity 2 Portfolio	Goldman Sachs	$438,806
CSTG&E International Social Core Equity Portfolio	Instinet, LLC	$138,415
CSTG&E International Social Core Equity Portfolio	Credit Suisse Group	$160,917
CSTG&E International Social Core Equity Portfolio	Societe Generale	$215,694
CSTG&E International Social Core Equity Portfolio	CA Cheuvreux	$57,692

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

2

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios currently do not intend to borrow money for investment purposes.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio may use futures contracts and options of futures contracts for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges, and FCMs may establish margin requirements that are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial account of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.  Each Portfolio intends to limit its

3

futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts the Portfolio has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation), or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make variation margin deposits.  In such circumstances, if a Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable regulations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into future transactions.

FOREIGN CURRENCY TRANSACTIONS

The CSTG&E International Social Core Equity Portfolio (the “International Social Core Portfolio”) may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, the Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each of the Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

4

Each Portfolio may invest cash in short-term repurchase agreements.  In addition, each Portfolio may invest a portion of its assets, ordinarily not more than 20%, in money market instruments, debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon.  Investments in money market mutual funds may involve a duplication of certain fees and expenses.  The 20% guideline is not an absolute limitation but each Portfolio does not expect to exceed this guideline under normal circumstances.

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to those of investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.  ETFs in which the Portfolios invest are not subject to, although they may incorporate, the Portfolios’ Social Criteria.  (See the Portfolios’ Prospectus for information regarding the Portfolios’ Social Criteria.)

CONVERTIBLE DEBENTURES

The International Social Core Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries in which it is permitted to invest.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture, to some extent, varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock, but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which the debenture is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the International Social Core Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by the International Social Core Portfolio upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities that are consistent with the Portfolio’s investment objective and policies.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board

5

with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.   The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould,  Edward P. Lazear and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The

6

Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes

7

that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010	Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).	104 portfolios in 4 investment companies	None

8

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

9

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), the Fund, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (the “Trust”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, the Fund, DIG, the Trust and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; DIG, the Trust and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**

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Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal year.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-

11

section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road. Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.

12

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

As of January 31, 2013,  Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

SERVICES TO THE PORTFOLIOS

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares,

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preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the CSTG&E International Social Core Equity Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the CSTG&E U.S. Social Core Equity 2 Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Advisory Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

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Pursuant to a Sub-Advisory Agreement with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Social Core Portfolio (the “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for the DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to a Sub-Advisory Agreement with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for International Social Core Portfolio (the “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for the DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Funds.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

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For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid management fees (to the Advisor and any sub-advisor) as set forth in the following table:

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
CSTG&E U.S. Social Core Equity 2 Portfolio	$208	$223	$210
CSTG&E International Social Core Equity Portfolio	$265	$339	$329

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee.  The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

U.S. Social Core Portfolio                                                      Stephen A. Clark, Joseph H. Chi,
                                                   Jed S. Fogdall and Henry F. Gray

International Social Core Portfolio                                       Karen E. Umland, Joseph H. Chi,
                                                   Jed S. Fogdall and Henry F. Gray

Other Managed Accounts

In addition to the Portfolios, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

*
Henry F. Gray did not share primary responsibility in the oversight of day-to-day management of responsibilities for accounts as of October 31, 2012; as such, information regarding such accounts is not presented.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

▪	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

▪	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by a Portfolio.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

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·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this SAI that they manage as of October 31, 2012.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, the Fund was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless the access persons’ proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

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SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters that require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the Portfolio of shares that they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be case at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolios as set forth below:

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	72.88%

The First Church of Christ, Scientist 210 Massachusetts Avenue P05-10 Boston, MA 02115	21.53%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

Charles Schwab & Company, Inc.* 1	62.89%

The First Church of Christ, Scientist1	35.07%

* Owner of record only (omnibus).
1 See address for shareholder previously noted above in list.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on

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days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of a Portfolio, which is currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of a Portfolio to another person by making a written request to the Advisor, who will transmit the request to the transfer agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate, or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

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Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

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·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims then the value of the benefits received by a Portfolio.  See “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be

26

taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions ¾ Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise

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available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

•           FIFO (First In, First Out) ¾ Shares acquired first are sold first.

•           LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

•           HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

•           LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

•	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

•	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

•           LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

•           LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

•
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may

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change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio

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dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may

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cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a

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regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject

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to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

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·	certify that you are not subject to backup withholding, and

·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28%  if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed

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through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described

37

above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs to vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of a Portfolio.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio and which seeks to maximize the value of that Portfolio’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or

38

because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Funds have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolios; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding a Portfolio’s industry allocations.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public

39

website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Cambridge Associates	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Kaspick & Co.	Monitoring investor exposure and investment strategy	Upon request
MSCI ESG Research	Social Screen Vendor	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In

40

order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines  in his or her reasonable judgment that:  (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolios, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  It audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.

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Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

A-4

·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

 February 28, 2013
(as supplemented on May 6, 2013)

DFA VA Global Moderate Allocation Portfolio

CLASS L10 SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Class L10 shares of the DFA VA Global Moderate Allocation Portfolio (the “Portfolio”).  The shares of the Portfolio are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts.

This SAI is not a prospectus but should be read in conjunction with the Prospectus for the Class L10 shares of the Portfolio, dated February 28, 2013, as amended from time to time.  As of the date of this SAI, the Portfolio had not yet commenced operations.  No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2012.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
INVESTMENT LIMITATIONS	1
ADDITIONAL POLICIES OF THE UNDERLYING FUNDS	2
BROKERAGE TRANSACTIONS	8
FUTURES CONTRACTS	9
FOREIGN CURRENCY TRANSACTIONS	10
CASH MANAGEMENT PRACTICES	11
EXCHANGE TRADED FUNDS	12
DIRECTORS AND OFFICERS	12
SERVICES TO THE FUND	23
ADVISORY FEES	25
PORTFOLIO MANAGERS	25
GENERAL INFORMATION	27
CODE OF ETHICS	28
SHAREHOLDER RIGHTS	28
PRINCIPAL HOLDERS OF SECURITIES	28
PURCHASE AND REDEMPTION OF SHARES	28
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	29
PROXY VOTING POLICIES	35
DISCLOSURE OF PORTFOLIO HOLDINGS	36
FINANCIAL STATEMENTS	38
PERFORMANCE DATA	38

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PORTFOLIO CHARACTERISTICS AND POLICIES

The Portfolio described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Portfolio may invest include: U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, VA U.S. Large Value Portfolio, DFA Real Estate Securities Portfolio, International Core Equity Portfolio, VA International Value Portfolio, Emerging Markets Core Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA Two-Year Global Fixed Income Portfolio, each a series of the Fund.  The Portfolio offers two classes of shares: Class L10 shares and Institutional Class shares.  The Institutional Class shares are offered to qualified investors in a separate prospectus.  This SAI describes the Class L10 shares of the Portfolio.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and the Underlying Funds.  Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to the Portfolio and all of the Underlying Funds.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

The Portfolio and each of the Underlying Funds is diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

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(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

The investment limitations set forth above only relate to the Portfolio. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.

The investment limitations described in (5) and (7) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations described in (5) and (7) above, the Portfolio will look through to the security holdings of the Underlying Funds in which it invests.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.

  Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

ADDITIONAL POLICIES OF THE UNDERLYING FUNDS

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio – The DFA Real Estate Securities Portfolio, using a free float adjusted market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.  The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property.  A company’s market capitalization is the number of its shares outstanding times its price per share.   In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”).

U.S. Core Equity 1 Portfolio – The U.S. Core Equity 1 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the U.S. Core Equity 1 Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management,

2

and expected profitability.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

U.S. Core Equity 2 Portfolio – The U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the U.S. Core Equity 2 Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability. In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

VA U.S. Large Value Portfolio –The VA U.S. Large Value Portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be value stocks.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of the U.S. large cap company, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”).  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, VA U.S. Large Value Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this SAI, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.   Under the Advisor’s market capitalization guidelines described above, as of December 31, 2012, the market capitalization of a large cap company was $2,810 million or above. This dollar amount will change due to market conditions.

International Equity Underlying Funds

International Core Equity Portfolio - The International Core Equity Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of this Portfolio, the Advisor defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the International Core Equity Portfolio’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the International Core Equity Portfolio’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability. In assessing expected profitability,

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the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

Emerging Markets Core Equity Portfolio - The Emerging Markets Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”), with an increased exposure to securities of small cap issuers and securities that it considers to be value securities.  In assessing value, the Advisor may consider factors such as the issuer’s securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing value are subject to change from time to time.  In addition, the Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies. In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

VA International Value Portfolio –The VA International Value Portfolio, using a market capitalization weighted approach, purchases securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be value stocks.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”).  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The VA International Value Portfolio intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets.  The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests.  As of December 31, 2012, for the Portfolio, the lowest minimum market capitalization of a large company in any country or region in which the Portfolio invests was $1,378 million.  This threshold will change due to market conditions.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio – The DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign debt securities maturing in two years or less. The Two-Year Global Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Two-Year Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average length of maturity of investments will not exceed two years. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to two years from the date of settlement). Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as

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futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Two-Year Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Selectively Hedged Global Fixed Income Portfolio – The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement.  The Portfolio may selectively hedge its currency exposures depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Selectively Hedged Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities.  The Selectively Hedged Global Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio maturity and an average portfolio duration of three years or less.  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may hedge the currency exposure of the foreign securities by entering into foreign forward currency contracts, or leave some or all of the currency exposure unhedged, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency.  The Portfolio may also enter into foreign forward currency contracts in order to gain exposure to foreign currencies in a more efficient manner.  In addition, the Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Selectively Hedged Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

VA Global Bond Portfolio – The VA Global Bond Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less.  The Portfolio primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the

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Advisor expects that most investments will be made in the obligations of issuers which are developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the VA Global Bond Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio will generally invest its assets in obligations which mature within five years from the date of settlement. Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another.

VA Short-Term Fixed Portfolio – The VA Short-Term Fixed Portfolio seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less.  The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available.  The Portfolio purchases U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, obligations of supranational organizations and affiliated and unaffiliated unregistered money market funds. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a dollar-weighted average portfolio maturity that will not exceed one year.  The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds.

The VA Short-Term Fixed Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies.  The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

Description of Investments of the Fixed Income Underlying Funds

The following is a description of the categories of investments, which may be acquired by the Fixed Income Underlying Funds.

Permissible Categories:
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1, 2, 4, 6-8, 10-14
VA Global Bond Portfolio	1-11
VA Short-Term Fixed Portfolio	1-8, 10-11

1.         U.S. Government Obligations—Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.

2.         U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from

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the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae.

3.         Corporate Debt Obligations—Non-convertible corporate debt securities (e.g., bonds and debentures), which are issued by companies whose commercial paper is rated Prime1 by Moody’s Investor’s Service, Inc. (“Moody’s”) or A1 or better by Standard & Poor’s Rating Group (“S&P”) or F1 or better by Fitch Ratings Ltd. (“Fitch”) and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

4.         Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

5.         Commercial Paper—Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody’s, or F1 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

6.         Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Fixed Income Underlying Funds will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fixed Income Underlying Fund’s total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s illiquid assets policy. The Fixed Income Underlying Funds also will only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.        Foreign Government and Agency Obligations—Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

8.    Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development.

9.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody’s or AA or better by Fitch.

10.   Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.   Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.

12.  Corporate Debt Obligations—Nonconvertible corporate debt securities (e.g., bonds and debentures), which have received an investment grade rating by Moody’s, Fitch or S&P or, if unrated, have been determined by the Advisor to be of comparable quality.

13.  Commercial Paper—Rated, at the time of purchase, A3 or better by S&P or Prime3 or better by Moody’s, or F3 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at

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least Baa3 by Moody’s or BBB- by S&P or Fitch.

14.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of BBB- or better by S&P or Fitch or Baa3 or better by Moody’s, or, if unrated, have been determined by the Advisor to be of comparable quality.

The categories of investments that may be acquired by each of the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

Investments in the Banking Industry by certain Fixed Income Underlying Funds

The Two-Year Global Portfolio, Selectively Hedged Global Portfolio and VA Short-Term Fixed Portfolio will invest more than 25% of their total respective assets in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading. For purposes of this policy, the Advisor considers eligible portfolio investments to be those securities that are on the Advisor’s then current buy list that are available for purchase.  This policy can only be changed by a vote of shareholders.  When investment in such obligations exceeds 25% of the total net assets of any of these Portfolios, such Portfolio will be considered to be concentrating its investments in the banking industry. Once a Portfolio concentrates its investments in the banking industry, the Portfolio may remain concentrated in the banking industry until the purchase of new investments in the normal course of executing the Portfolio’s investment strategy result in less than 25% of the Portfolio’s total assets consisting of banking industry securities. Similarly, in applying a Portfolio’s banking industry policy, the Advisor will track the yield to maturity on eligible portfolio investments in the banking industry when the purchase of new investments in the normal course of executing the Portfolio’s investment strategy could result in the Portfolio becoming concentrated and then will purchase such amount of eligible investments in the banking industry as would be consistent with the normal course of executing the Portfolio’s investment strategy.

As the date of this SAI, the VA Short-Term Fixed Portfolio is concentrating its investments in the banking industry.

The types of bank and bank holding company obligations in which the Two-Year Global Portfolio, Selectively Hedged Global Portfolio and VA Short-Term Fixed Portfolio may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper and other debt obligations issued in the United States provided such obligations meet the Portfolio’s established credit rating criteria as stated under “Description of Investments of the Fixed Income Underlying Funds.” In addition, the Two-Year Global Portfolio and Selectively Hedged Global Portfolio are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The Selectively Hedged Global Portfolio may also invest in non-dollar denominated certificates.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions.  The Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size and market making ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to seeking the best price and execution.  The Underlying Funds will seek to acquire and dispose of securities in a manner that would cause as little fluctuation in the market

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prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that their trading has on the market prices of the securities in which the Underlying Funds invest.  The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements of the Underlying Funds permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

Companies eligible for purchase by the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, VA U.S. Large Value Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, VA International Value Portfolio may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

FUTURES CONTRACTS

All Underlying Funds may enter into futures contracts and options on futures contracts.  Such Underlying Funds may enter into futures contracts and options on future contracts to gain market exposure on the Underlying Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Underlying Funds will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchange and FCMs may establish margin requirements that are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Underlying Fund.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Underlying Funds expect to earn income on their margin deposits.  Each Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3 (z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of an Underlying Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net “notional value” (i.e., the

9

size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that an Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of an Underlying Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that an Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Underlying Funds (or their custodians) are required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage the Underlying Funds may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds and each Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may acquire and sell forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Underlying Fund, the Underlying Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Fixed Income Underlying Funds (except the VA Short-Term Fixed Portfolio) may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  A Fixed Income Underlying Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The Two-Year Global Portfolio and VA Global Bond Portfolio typically hedge their foreign currency exposure.  The Selectively Hedged Global Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

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CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, the Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, the Portfolio and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible for the Portfolio and Underlying Funds:

Portfolio	Permissible Cash Investments*	Percentage Guidelines**
DFA VA Global Moderate Allocation Portfolio	U.S. government securities, repurchase agreements and short-term paper; affiliated and unaffiliated registered and unregistered money market funds***	20%

Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA U.S. Large Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Real Estate Securities Portfolio	Fixed income obligations such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA International Value Portfolio	Fixed income obligations as may be acquired by the Fixed Income Underlying Funds; affiliated and unaffiliated registered and unregistered money market funds***	20%
Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds***	N.A.

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Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
VA Short-Term Fixed Portfolio VA Global Bond Portfolio	Affiliated and unaffiliated registered and unregistered money market funds***	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations but the Portfolio and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

EXCHANGE TRADED FUNDS

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, International Core Equity Portfolio and Emerging Markets Core Equity Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund (including the Portfolio) bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

           The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

           The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

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The Board has four standing committees.  The Audit Committee,  Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

           The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, Edward P. Lazear, John P. Gould and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolio, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

           The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

           The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

           With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such

13

change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

           With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

           With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

           The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

           When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

14

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1993	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1993
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1993
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1993
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).  Formerly, Director, Chicago Mercantile Exchange (2001-2008).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980).

15

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1992
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”).  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

16

Name Address and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; DIG; DFAITC; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below.  Because the Portfolio has not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of

18

the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, DFAITC and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).

20

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.

21

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.The Portfolio is also subject to an annual fee of $36,000.

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The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Shareholder Services

On behalf of the Portfolio, the Fund will enter into agreements with third parties to provide administrative services, shareholder servicing, recordkeeping, account maintenance and other services to investors.  For shareholder servicing, the Fund will pay to such third parties an amount calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

Custodian

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolio.  The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP,  located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio and Underlying Funds. Pursuant to an Investment Advisory Agreement with the Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolio and Underlying Funds or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in

24

connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of October 31, 2012, the Portfolio has not commenced operations, so the Portfolio did not pay any management fees for the fiscal year ended October 31, 2012.

Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Class L10 shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class L10 shares of the Portfolio, on an annualized basis, to 0.45% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of the Class L10 shares of the Portfolio are less than the  Expense Limitation Amount for the Class L10 shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect for an initial period until February 28, 2014, and will remain in effect for an initial period until February 28, 2014 and may not be terminated by the Advisor prior to that date.

As a shareholder of the Underlying Funds, the Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee.  David A. Plecha, Joseph F. Kolerich, Joseph H. Chi and Jed S. Fogdall coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.  Because the Portfolio has not commenced operations prior to the date of the SAI, Mr. Plecha, Mr. Kolerich, Mr. Chi and Mr. Fogdall  did not own any shares of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711  million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500  million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

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Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio or an Underlying Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolio or an Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

Pursuant to an exemptive order from the SEC, the Class L10 shares of the Portfolio may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products.  At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that the Portfolio

27

may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts.  However, a material conflict could arise between the interest of the different participating separate accounts.  The Fund’s Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest.  If such conflicts were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in the Portfolio, or shares of another portfolio may be substituted by the Fund.  As a result, the Portfolio might be forced to sell a portion of its securities at a disadvantageous price.  In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

CODE OF ETHICS

The Fund, the Advisor and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The Class L10 shares of the Portfolio, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the portfolio or class of shares of the portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE AND REDEMPTION OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday,

28

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio.  Any such charges will be described in the Prospectus.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Because shares of the Portfolio are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which the Portfolio invests is organized for federal income tax purposes. The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of the Portfolio.  Unless otherwise indicated, the discussion below with respect to the Portfolio includes the Portfolio’s pro rata share of the dividends and distributions of the Underlying Funds.

This discussion of “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” is not intended or written to be used as tax advice. The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity contract.  For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions — Distributions of capital gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such

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gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Portfolio in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.  For purposes of determining whether the Portfolio qualifies for this exemption, any shares attributable to an investment in the Portfolio made in connection with organization of the Portfolio is disregarded as long as the investment doesn't exceed $250,000.  Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds-of-funds).  If the Portfolio fails to qualify for the exemption, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims then the value of the benefits received by a Portfolio.

Special Rules Applicable to Variable Contracts

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the corresponding division of the insurance company separate accounts, the Portfolio intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Asset Diversification is satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. The regulations also provide that the Portfolio's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of the Portfolio or the trustee of a qualified pension plan. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of and treatment of the contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company separate accounts.

Also, a contract holder should not be able to direct the Portfolio’s investment in any particular asset so as to avoid the prohibition on investor control.  In light of the unique structure of the Portfolio, the Portfolio sought and received a private letter ruling from the IRS holding that the owner of the variable life or variable annuity contract will not be treated as the owner of the Portfolio's shares based on the structure and intended operation of the Portfolio.  However, it is possible that the Treasury Department may issue future pronouncements addressing the

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circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.  If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.  It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.  If such pronouncements are issued, the Portfolio would seek to modify the structure of the Portfolio.

Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

Taxation of Portfolio Distributions

The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income.  The Portfolio receives ordinary  income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to shareholders.

Distributions of capital gains.  The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities, including its redemption of shares of an Underlying Fund.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held their shares in the Portfolio.

Returns of capital.  Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Dividends-received deduction for corporations.  Ordinary income dividends designated by the Portfolio as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Consent dividends.  The Portfolio may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

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Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to its shareholders.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio or an Underlying Fund are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio or Underlying Fund .  If this election is made, the Portfolio may report more taxable income to a shareholder than it actually distributes. The shareholder will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if it makes this election.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution.  This treatment could increase or decrease the Portfolio’s ordinary income distributions, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross  income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. Shareholders should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund)  may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio(or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to shareholders.

Investment in Complex Securities

The Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules.  These rules could affect whether gains or losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio, defer the Portfolio’s ability to recognize losses, and subject the Portfolio to U.S. federal income tax on income from certain of the Portfolio’s foreign investments.  In turn, these rules may affect the amount, timing and/or tax character of the Portfolio’s income and, in turn, of the income distributed to its shareholders.

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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio’s and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

               The Advisor will usually instruct the voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor

35

will instruct the vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio or Underlying Fund and which seeks to maximize the value of the Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession,  it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will seek to make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio and Underlying Funds; and provides reports concerning the proxies voted (“Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) upon request, by calling collect:  (512) 306-7400 or (ii) on the Advisor’s website at http://www.dimensional.com and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are

36

reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

 Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that:  (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient

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has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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CLASS R1 SHARES
CLASS R2 SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers fifteen series of shares.  DFAIDG and DIG are collectively referred to as the “Funds” in this Statement of Additional Information (“SAI”).  This SAI relates to the Class R1 shares of one series of DFAIDG, Class R2 shares of two series of DFAIDG and Class R2 shares of four series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

DOMESTIC EQUITY SECURITIES	INTERNATIONAL EQUITY SECURITIES
U.S. Targeted Value Portfolio	DFA International Value Portfolio
Class R1 Ticker: DFTVX	Class R2 Ticker: DFIPX
Class R2 Ticker: DFTPX	Emerging Markets Value Portfolio
Class R2 Ticker: DFEPX

ALLOCATION PORTFOLIOS
Global Equity Portfolio
Class R2 Ticker: DGERX
Global Allocation 60/40 Portfolio
Class R2 Ticker: DFPRX
Global Allocation 25/75 Portfolio
Class R2 Ticker: DFGPX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Class R1 and Class R2 Shares of the U.S. Targeted Value Portfolio and the Class R2 shares of the DFA International Value Portfolio, Emerging Markets Value Portfolio and Allocation Portfolios (formerly, Class R shares of the Allocation Portfolios) are incorporated by reference from the Funds’ annual reports to shareholders.  The Prospectus and annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	3
FUTURES CONTRACTS	5
FOREIGN CURRENCY TRANSACTIONS	6
CASH MANAGEMENT PRACTICES	6
EXCHANGE TRADED FUNDS	8
PORTFOLIO TURNOVER RATES	8
ADDITIONAL POLICIES OF THE UNDERLYING FUNDS OF THE ALLOCATION PORTFOLIOS	9
DIRECTORS AND OFFICERS	17
SERVICES TO THE FUNDS	27
ADVISORY FEES	32
PORTFOLIO MANAGERS	32
GENERAL INFORMATION	36
CODE OF ETHICS	36
SHAREHOLDER RIGHTS	37
PRINCIPAL HOLDERS OF SECURITIES	37
PURCHASE OF SHARES	39
REDEMPTION AND TRANSFER OF SHARES	40
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	40
PROXY VOTING POLICIES	55
DISCLOSURE OF PORTFOLIO HOLDINGS	57
FINANCIAL STATEMENTS	60
PERFORMANCE DATA	61

PORTFOLIO CHARACTERISTICS AND POLICIES

The DFA International Value Portfolio is a Feeder Portfolio that seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding series of The DFA Investment Trust Company (the “Trust”).  The Emerging Markets Value Portfolio is a Feeder Portfolio that seeks to achieve its investment objective by investing substantially all of its investable assets in the Dimensional Emerging Markets Value Fund (“DEM”).  The series of the Trust and DEM are referred to as the “Master Funds.”  Each of the Allocation Portfolios is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”).  DEM, the series of Trust and the portfolios of DFAIDG in which the Allocation Portfolios invest may be referred to as the “Underlying Funds.”  The Underlying Funds in which the Allocation Portfolios invest include, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio and DFA World ex U.S. Government Fixed Income Portfolio, each a series of DFAIDG.  The U.S. Targeted Value Portfolio offers five classes of shares: Institutional Class shares, Class R1 shares, Class R2 shares, Class R10 shares and Class R25 shares. The DFA International Value Portfolio, Emerging Markets Value Portfolio and the Allocation Portfolios each offer three classes of shares: Institutional Class shares, Class R2 shares and Class R25 shares.  The Institutional Class shares, Class R10 shares and Class R25 shares of the Portfolios, as applicable, are offered to qualified investors in a separate prospectus.  This SAI describes Class R1 shares and Class R2 shares.

Dimensional serves as investment advisor to each of the Portfolios and each Master Fund, and provides administrative services to the Feeder Portfolios, U.S. Targeted Value Portfolio and the Allocation Portfolios.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to all of the Portfolios, Master Funds and Underlying Funds, including the Feeder Portfolios, through their investment in the Master Funds, and the Allocation Portfolios through their investment in the Underlying Funds.

Each of the Portfolios, Master Funds and Underlying Funds is diversified under the federal securities laws and regulations.

Because the structure of the Domestic Equity and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except DFA International Value Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio), or in the case of a Feeder Portfolio, its Master Fund, has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Portfolios and Master Funds.  For each Feeder Portfolio, the amounts include commissions paid by the corresponding Master Fund.  The

Allocation Portfolios did not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds.

The following table reports brokerage commissions paid by the Portfolios and in the case of the Feeder Portfolios, their corresponding Master Funds during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

Master Fund/Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
The U.S. Targeted Value Portfolio	$923,071	$1,318,899	$1,433,780
DFA International Value Series	$1,244,974	$1,173,738	$1,550,273
Dimensional Emerging Markets Value Fund (Emerging Markets Value Portfolio)	$3,829,958	$3,833,884	$3,302,337

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio and an Allocation Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests substantially all of its assets and the Underlying Funds in which an Allocation Portfolio invests.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited also perform these services for The DFA International Value Series and DEM.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Boards of Trustees/Directors of DFAIDG, DIG, DEM and the Trust, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom

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securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios or Master Funds as follows:

	Value of Securities Transactions	Brokerage Commissions
U.S. Targeted Value Portfolio	$997,804,336	$778,184
DFA International Value Series	$2,061,117,332	$1,224,075
Dimensional Emerging Markets Value Fund (Emerging Markets Value Portfolio)	$5,065,189,268	$3,652,663

A Feeder Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of its corresponding Master Fund.

Certain Portfolios or Master Funds may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio, or in the case of a Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2012.

Master Fund/Portfolio	Broker or Dealer	Value of Securities
U.S. Targeted Value Portfolio	Jefferies	$1,256,576
U.S. Targeted Value Portfolio	Investment Technology Group	$1,386,531
DFA International Value Series	Instinet	$45,651,204
DFA International Value Series	Credit Suisse	$52,002,904
DFA International Value Series	Societe Generale	$57,248,328
DFA International Value Series	CA Cheuvreux	$22,383,611

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or

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otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others; or

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

(8)
sell securities short; provided that the U.S. Targeted Value Portfolio, Emerging Markets Value Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio, and Global Allocation 25/75 Portfolio are not subject to this limitation; or

(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The investment limitations described in (5) and (9) above do not prohibit each Feeder Portfolio and each Allocation Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds or Underlying Funds, respectively.  In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests. The investment limitations of each Master Fund are similar to those of the corresponding Feeder Portfolio.  The Underlying Funds may have investment limitations that are more or less restrictive than those of the Allocation Portfolios.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

For purposes of the investment limitation described in (1) above, the Emerging Markets Value Portfolio (indirectly through its investment in its corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade.  Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.  Inasmuch as the Feeder Portfolios will only hold shares of certain Master Funds, or any Portfolio structured as a fund of funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Boards of Directors have delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors of DFAIDG or DIG, as applicable, and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitations described in (9) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization.  A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are

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guaranteed by a foreign government.  Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Notwithstanding any of the above investment limitations, the Dimensional Emerging Markets Value Fund may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors or whose use is otherwise considered by the Fund to be advisable. The Fund would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

Unless otherwise indicated, all limitations applicable to the Portfolios’ and Master Funds’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Feeder Portfolio and to the Master Fund in which the Feeder Portfolio invests substantially all of its assets and, with respect to the Allocation Portfolios, the Underlying Funds.

All Portfolios, Master Funds and Underlying Funds, except the Global Equity Portfolio, Global Allocation 60/40 Portfolio, Global Allocation 25/75 Portfolio and DFA Inflation-Protected Securities Portfolio, may enter into futures contracts and options on futures contracts.  Such Portfolios may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio, Master Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio, Master Fund or Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio, Master Fund or Underlying Fund expects to earn income on its margin deposits.  Each Master Fund, Underlying Fund and Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Master Fund, Underlying Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Master Fund, Underlying Fund or Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price

5

movements, the Portfolio, Master Fund or Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio, Master Fund or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio, Master Fund or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio, Master Fund or Underlying Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Portfolios (or in the case of Feeder Portfolios, their Master Funds) may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios and Master Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Portfolio or Master Fund, the Portfolio or Master Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, a Portfolio or Master Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

Certain Underlying Funds may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  Such Underlying Funds may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

CASH MANAGEMENT PRACTICES

All non-Feeder Portfolios, Master Funds and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of the Dimensional Emerging Markets Value Fund, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the non-Feeder Portfolios, Master Funds and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the non-Feeder Portfolios, Master Funds and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

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Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**

U.S. Targeted Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Core Equity 1 Portfolio and U.S. Core Equity 2 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Real Estate Securities Portfolio	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA International Value Portfolio and Master Fund	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

Dimensional Emerging Markets Value Fund	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	10%

Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Five-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Short-Term Extended Quality Portfolio	Money market instruments; debt; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%

DFA Intermediate-Term Extended Quality Portfolio	Short-term repurchase agreements; money market instruments; investment-grade debt securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%

DFA Inflation-Protected Securities Portfolio	Short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds***	N.A.

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Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**

DFA World ex U.S. Government Fixed Income Portfolio	Money market instruments; U.S. government obligations; U.S. government agency obligations; debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon	20%

Global Equity Portfolio Global Allocation 60/40 Portfolio Global Allocation 25/75 Portfolio	U.S. government securities, repurchase agreements and short-term paper; affiliated and unaffiliated registered and unregistered money market funds***	5%

*
With respect to fixed income instruments, except in connection with corporate actions, the non-Feeder Portfolios, Master Funds and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**
The percentage guidelines set forth above are not absolute limitations, but the non-Feeder Portfolios, Master Funds and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

EXCHANGE TRADED FUNDS

The following non-Feeder Portfolios, Master Funds and Underlying Funds may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity:

U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
DFA Real Estate Securities Portfolio
DFA International Value Portfolio
International Core Equity Portfolio
Dimensional Emerging Markets Value Fund

An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios, Equity Master Funds and Equity Underlying Funds with the expectation that they will be held for longer than one year.   The Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, the DFA Five-Year Global Fixed Income Portfolio and the DFA Short-Term Extended Quality Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

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ADDITIONAL POLICIES OF THE UNDERLYING FUNDS OF THE ALLOCATION PORTFOLIOS

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio – The DFA Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.  The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Portfolio.  The Advisor may adjust market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”).

U.S. Core Equity 1 Portfolio – The U.S. Core Equity 1 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® and such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

U.S. Core Equity 2 Portfolio – The U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE Alternext US LLC or Nasdaq Global Market® and such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

9

International Equity Underlying Funds

International Core Equity Portfolio – The International Core Equity Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of this Portfolio, the Advisor defines the International Universe as a free float adjusted market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the International Core Equity Portfolio’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

Emerging Markets Core Equity Portfolio - The Emerging Markets Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee, with an increased exposure to securities of small cap issuers and securities that it considers to be value securities.  In assessing value, the Advisor may consider factors such as the issuer’s securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing value are subject to change from time to time.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio – The DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign debt securities maturing in two years or less. The Two-Year Global Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Two-Year Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average length of maturity of investments will not exceed two years. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to two years from the date of settlement). Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

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The Two-Year Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Five-Year Global Fixed Income Portfolio – The DFA Five-Year Global Fixed Income Portfolio (the “Five-Year Global Portfolio”) seeks to achieve its investment objectives by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less.  The Five-Year Global Portfolio primarily invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

It is the policy of the Five-Year Global Portfolio that the weighted average length of maturity of investments will not exceed five years. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to five years from the date of settlement).  The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.  Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

DFA Selectively Hedged Global Fixed Income Portfolio – The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement.  The Portfolio may selectively hedge its foreign currency risks depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Selectively Hedged Global Portfolio invests are considered investment grade at the time of purchase. Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Selectively Hedged Global Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio maturity and an average portfolio duration of three years or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

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Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may hedge the currency exposure of the foreign securities by entering into foreign forward currency contracts, or leave some or all of the currency exposure unhedged, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Selectively Hedged Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Inflation-Protected Securities Portfolio – The DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio”) seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns that at least keep up with the rate of inflation over the long-term. The Inflation-Protected Portfolio ordinarily invests in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities and the credit quality such inflation protected securities will be that of such applicable U.S. government agency or instrumentality issuer.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in inflation-protected securities.  Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during periods of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities of between five and twenty years from the date of settlement, although it is anticipated that, at times, the Portfolio will purchase securities outside of this range. The Portfolio ordinarily will have an average weighted maturity, based upon market values, of between three to twelve years.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

DFA Short-Term Extended Quality Portfolio – The DFA Short Term Extended Quality Portfolio (the “Short-Term Extended Quality Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating.  The Short-Term Extended Quality Portfolio invests with an emphasis on a universe of U.S. and foreign corporate debt securities the Advisor considers to be of extended quality as they are rated in the lower half of the investment grade spectrum (i.e., rated BBB- to A+ by Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa3 to A1 by Moody’s Investor’s Service, Inc. (“Moody’s”)).  The Portfolio will not emphasize investments in the lower half of the investment grade spectrum, however, when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio will also invest in higher-rated corporate debt securities, obligations issued or guaranteed by the U.S. and foreign

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governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well.

The Short-Term Extended Quality Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio duration of three years or less.  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality.

The Short-Term Extended Quality Portfolio’s investments may include foreign securities denominated in foreign currencies. The Portfolio intends to hedge any foreign currency exposure to protect against uncertainty in the level of future foreign currency rates.  The Portfolio may enter into foreign forward currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return.  The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

The Short-Term Extended Quality Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Intermediate-Term Extended Quality Portfolio – The DFA Intermediate-Term Extended Quality Portfolio (the “Intermediate-Term Extended Quality Portfolio) seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Intermediate-Term Extended Quality Portfolio invests with an emphasis on a universe of U.S. and foreign corporate debt securities the Advisor considers to be of extended quality as they are rated in the lower half of the investment grade spectrum (i.e., rated BBB- to A+ by S&P or Fitch or Baa3 to A1 by Moody’s. The Portfolio will not emphasize investments in the lower half of the investment grade spectrum, however, when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio will also invest in higher-rated corporate debt securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well.

The Intermediate-Term Extended Quality Portfolio primarily invests in securities that mature within three to fifteen years from the date of settlement and maintains an average dollar-weighted portfolio duration of between three and ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality.

The Intermediate-Term Extended Quality Portfolio’s investments may include foreign securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to protect against uncertainty in the

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level of future foreign currency rates. The Portfolio may enter into foreign forward currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

The Intermediate-Term Extended Quality Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. See the section entitled “Investments in the Banking Industry by Certain Fixed Income Underlying Funds” in the Portfolio’s prospectus for additional information.

DFA World ex U.S. Government Fixed Income Portfolio – The DFA World ex U.S. Government Fixed Income Portfolio (the “World ex U.S. Government Fixed Income Portfolio”) seeks its investment objective by investing in a universe of obligations issued primarily by non-U.S. government issuers and supranational organizations and their agencies having investment grade credit ratings at the time of purchase. At the present time, the Advisor expects that most investments will be made in the obligations of issuers determined by the Advisor to be associated with countries with developed markets. As a non-fundamental policy, under normal circumstances, the World ex U.S. Government Fixed Income Portfolio will invest at least 80% of its net assets in fixed income securities issued by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities.

            Generally, the World ex U.S. Government Fixed Income Portfolio will purchase fixed income securities that mature within five and fifteen years from the date of settlement. The World ex U.S. Government Fixed Income Portfolio ordinarily will have an average weighted maturity, based upon market values, of between three and ten years.

Because many of the World ex U.S. Government Fixed Income Portfolio’s investments will be denominated in foreign currencies, the World ex U.S. Government Fixed Income Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The World ex U.S. Government Fixed Income Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The World ex U.S. Government Portfolio also may invest in money market instruments, other short-term investments, U.S. government obligations, U.S. government agency obligations, and affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses. These short-term investments may include the securities of U.S. issuers.

Description of Investments of the Fixed Income Underlying Funds

The following is a description of the categories of investments, which may be acquired by the Fixed Income Underlying Funds.

Permissible Categories:
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1, 2, 4, 6-8, 10-14
Five-Year Global Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11

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Short-Term Extended Quality Portfolio	1,2,4,6-8,10-14
Intermediate-Term Extended Quality Portfolio	1,2,4,6-8,10-12,14
DFA World ex U.S. Government Fixed Income Portfolio	7-8, 11

1.    U.S. Government Obligations—Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae.

3.    Corporate Debt Obligations—Nonconvertible corporate debt securities (e.g., bonds and debentures), which are issued by companies whose commercial paper is rated Prime1 by Moody’s or A1 or better by S&P or F1 or better by Fitch and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

4.    Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

5.    Commercial Paper—Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody’s, or F1 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

6.    Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Fixed Income Underlying Funds will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fixed Income Underlying Fund’s total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s illiquid assets policy. The Fixed Income Underlying Funds also will only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.    Foreign Government and Agency Obligations—Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

8.    Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development.

9.    Foreign Issuer Obligations—Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody’s or AA or better by Fitch.

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10.    Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.    Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.

 12. Corporate Debt Obligations—Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio— Nonconvertible corporate debt securities (e.g., bonds and debentures), which have received an investment grade rating by Moody’s, Fitch, S&P or, if unrated, have been determined by the Advisor to be of comparable quality.

13.  Commercial Paper—Selectively Hedged Global Portfolio and Short-Term Extended Quality Portfolio—Rated, at the time of purchase, A3 or better by S&P or Prime3 or better by Moody’s, or F3 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

14.  Foreign Issuer Obligations—Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio—Debt securities of non-U.S. issuers that have received a rating of BBB- or better by S&P or Fitch or Baa3 or better by  Moody’s, or, if unrated, have been determined by the Advisor to be of comparable quality.

The categories of investments that may be acquired by each of the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

Investments in the Banking Industry by certain Fixed Income Underlying Funds

The Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio will invest more than 25% of their total respective assets in obligations of U.S. and foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading. For purposes of this policy, the Advisor considers eligible portfolio investments to be those securities that are on the Advisor’s then current buy list that are available for purchase.  This policy can only be changed by a vote of shareholders.  When investment in such obligations exceeds 25% of the total net assets of any of these Portfolios, such Portfolio will be considered to be concentrating its investments in the banking industry. Once the Two-Year Global Portfolio, Selectively Hedged Global Portfolio or Short-Term Extended Quality Portfolio or Intermediate-Term Extended Quality Portfolio concentrates its investments in the banking industry, the Portfolio may remain concentrated in the banking industry until the purchase of new investments in the normal course of executing the Portfolio’s investment strategy results in less than 25% of the Portfolio’s total assets consisting of banking industry securities. Similarly, in applying a Portfolio’s banking industry policy, the Advisor will track the yield to maturity on eligible portfolio investments in the banking industry when the purchase of new investments  in the normal course of executing the Portfolio’s investment strategy could result in the Portfolio becoming concentrated and then will purchase such amount of eligible investments in the banking industry as would be consistent with the normal course of executing the Portfolio’s investment strategy.

The types of bank and bank holding company obligations in which the Portfolios may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper and other debt obligations issued in the United States provided such obligations meet each Portfolio’s established credit rating criteria as stated under “Description of Investments of the Fixed Income Underlying Funds.” In addition, the Portfolios are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The Portfolios may also invest in non-dollar denominated certificates.

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DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of each Fund (each a “Board”) is responsible for establishing the Funds’ policies and for overseeing the management of each Fund.  The Board of Directors elects the officers of each Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of each Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of each Board.  Each Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of each Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for each Fund also provides the disinterested Directors with adequate influence over the governance of the Board and each Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of each Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of each Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

Each Board has four standing committees.  The Audit Committee, Nominating Committee, Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of each Fund’s accounting and financial reporting policies, the selection and nomination of candidates to each Fund’s Board and the review of the investment performance of the series of each Fund and the performance of each Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

Each Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for each Board oversees the Fund’s accounting and financial reporting policies and practices, each Fund’s internal controls, each Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board.  The Audit Committee for each Board recommends the appointment of each Fund’s independent registered public accounting firm and also acts as a liaison between each Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of each Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of each Fund’s series, including the Portfolios, and reviews the performance of each Fund’s service providers.  There were seven Performance Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

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The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of a Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Board of each Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board of each Fund, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and each Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, each Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board.  Each Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group

18

of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of a Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of a Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board of each Fund believes that it is in the best interests of each Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  Each Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  Each Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of a Fund is set forth in the tables below, including a description of each Director’s experience as a Director of a Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since Inception	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since Inception
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).

19

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since Inception
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since Inception
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

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Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since Inception
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, DEM, DFAIDG, DIG  and the Trust. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC. and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, the Trust and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Funds; the Trust; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds **
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**

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Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	Global Equity Portfolio—Over $100,000 Global Allocation 60/40 Portfolio—Over $100,000 Global Allocation 25/75 Portfolio—Over $100,000	Over $100,000
Eduardo A. Repetto	None	Over $100,000
**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by each Fund to the Funds’ Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from DFAIDG*	Aggregate Compensation from DIG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	$18,443	N/A	N/A	$220,000
John P. Gould Director	$137,827	$18,443	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	$19,284	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	$18,443	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	$18,443	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	$18,443	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	$31,053	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr.

22

Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Funds, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).

25

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI, except that Directors and officers, as a group, owned approximately 1.12% of the Global Equity Portfolio and approximately 24.93% of the Global Allocation 25/75 Portfolio.

SERVICES TO THE FUNDS

Administrative Services—The Feeder Portfolios, U.S. Targeted Value Portfolio and Allocation Portfolios

The Funds have entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios, U.S. Targeted Value Portfolio and each Allocation Portfolio.  Pursuant to each administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or

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the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund or Underlying Funds (as applicable), and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Feeder Portfolios, U.S. Targeted Value Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Portfolio	Administration Fee
U.S. Targeted Value Portfolio	0.25% (a)
DFA International Value Portfolio	0.20% (b)
Emerging Markets Value Portfolio	0.40% (b)
Global Equity Portfolio	0.30% (c)
Global Allocation 60/40 Portfolio	0.25% (c)
Global Allocation 25/75 Portfolio	0.20% (c)

(a)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Class R1 shares of the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to reduce all or a portion of its administration fee and investment advisory fee and to assume the direct and indirect expenses of Class R1 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 shares of the Portfolio to 0.62% of the Class R1 shares’ average net assets on an annualized basis (the “Expense Limitation Amount”).  Pursuant to an Amended and Restated Fee Waiver and /or Expense Assumption Agreement for the Class R2 shares of the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to reduce all or a portion of its administration fee and investment advisory fee and to assume the direct and indirect expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 shares of the Portfolio to 0.77% of the Class R2 shares’ average net assets on an annualized basis (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount for such class of the Portfolio.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of the Class R1 shares and Class R2 shares of the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(b)           Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Class R2 shares of the DFA International Value Portfolio and Emerging Markets Value Portfolio, the Advisor has contractually agreed to assume the direct expenses of Class R2 shares of each Portfolio (excluding management fees and custodian fees and excluding any applicable 12b-1 fee) to the extent necessary to limit the annualized expenses of the Class R2 shares of each Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the following rates as a percentage of average net assets on an annualized basis:  0.79% for the DFA International Value Portfolio and 0.96% for the Emerging Markets Value Portfolio (each, an “Annualized Expense Ratio”).   At any time that the annualized expenses of Class R2 shares of a Portfolio are less than the Portfolio’s Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the annualized expense ratio of Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio identified above. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of the Class R1 shares and Class R2 shares of the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor.

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(c)           Pursuant to an Amended and Restated Fee Waiver Agreement for the Global Equity Portfolio, 60/40 Portfolio and the 25/75 Portfolio, in order to limit the total administration and management fees received by the Advisor, the Advisor has agreed to waive the administration fee each Portfolio pays to the Advisor to the extent necessary to limit the proportionate share of the total combined administration fee paid by a class of each Portfolio and management fees paid by each Portfolio’s Underlying Funds to the Advisor to 0.27% of the average net assets of a class of the Global Equity Portfolio, to 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and to 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio. The maximum amount waived under this waiver is the full amount of a Portfolio’s administration fee to the Advisor.  At any time that the rate of the fees and annualized expenses of a class of a Portfolio are less than the rates listed above for such class of the Portfolio on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the fees or expenses of such class of shares of the Portfolio to exceed the fee or expense limitations listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid administrative fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

Portfolio	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Targeted Value Portfolio	$7,088	$6,649	$4,988
DFA International Value Portfolio	$10,513	$11,024	$9,323
Emerging Markets Value Portfolio	$60,899	$55,102	$35,877
Global Equity Portfolio	$5,9491	$5,477(4)	$4,382(7)
Global Allocation 60/40 Portfolio	$3,1932	$2,687(5)	$2,087(8)
Global Allocation 25/75 Portfolio	$7173	$536(6)	$393(9)

(1)	$40 after waiver
(2)	$232 after waiver
(3)	$112 after waiver
(4)	$0 after waiver
(5)	$173 after waiver
(6)	$85 after waiver
(7)	$16 after waiver
(8)	$128 after waiver
(9)	$64 after waiver

Administrative Services—All Portfolios

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Portfolios, Underlying Funds and Master Funds.  The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of the Funds, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and

29

dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the U.S. Targeted Value Portfolio, the Feeder Portfolios’ Master Funds and the Underlying Funds pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to the U.S. Targeted Value Portfolio, a Master Fund or an Underlying Fund under the fee schedule are allocated to each such Portfolio, Master Fund or Underlying Fund based on the Portfolio’s, Master Fund’s or Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.

Each Feeder Portfolio and Allocation Portfolio is also subject to an annual fee.  The DFA International Value Portfolio and Emerging Markets Value Portfolio are each subject to an annual fee of $20,000.  The Global Equity Portfolio, Global Allocation 60/40 Portfolio, and Global Allocation 25/75 Portfolio are each subject to an annual fee of $36,000.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Shareholder Services

On behalf of the Portfolios, the Funds enter into agreements with Shareholder Services Agents to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Class R1 shares and Class R2 shares.  For the array of services provided to Class R1 shareholders, the Funds pay such Shareholder Services Agents an amount up to 0.10% of the average net assets of the Class R1 shares for such services.  For the array of services provided to Class R2 shareholders, the Funds pay such Shareholder Services Agents an amount up to 0.25% of the average net assets of the Class R2 shares for such services.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for The DFA International Value Series and Dimensional Emerging Markets Value Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the U.S. Targeted Value Portfolio, the Feeder Portfolios and the Allocation Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

Each Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Funds by serving as the principal underwriter of the Funds’ shares.  Pursuant to each Fund’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Funds.  No compensation is paid by the Funds to DFAS under the Distribution Agreements.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Funds.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Funds and audits the annual financial statements of the Funds.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Funds. Pursuant to an Investment Advisory Agreement with each Non-Feeder Portfolio and Master Fund, the Advisor is responsible for the management of their respective assets. Additionally, pursuant to an Investment Advisory Agreement with each Feeder Portfolio, the Advisor, for no additional compensation, manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for cash management purposes and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Value Series and the Dimensional Emerging Markets Value Fund (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Value Series and the Dimensional Emerging Markets Value Fund (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

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The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Funds.  For the services it provides as investment advisor to each non-Feeder Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund).  The Advisor is paid no fee for the services it provides as investment advisor to each Allocation Portfolio and Feeder Portfolio. As shareholders of the Underlying Funds, the Allocation Portfolios pay their proportionate shares of the management fees paid to the Advisor by the Underlying Funds.  Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios (or their corresponding Master Funds) paid management fees (to the Advisor and any sub-advisor) as set forth in the following table:

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Targeted Value Portfolio	$2,835	$2,659	$1,995
DFA International Value Portfolio (a)	$13,887	$14,647	$12,890
Emerging Markets Value Portfolio (a)	$15,417	$14,009	$9,448

(a)	The Master Fund has more than one Feeder Portfolio and/or direct investor; the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, Master Funds and the Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, Master Funds and Underlying Funds based on the parameters established by the Investment Committee.  The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the category of portfolios indicated.

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Domestic equity portfolios	Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

International equity portfolios	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Allocation Portfolios	Stephen A. Clark, David A. Plecha, Joseph H. Chi, Jed S. Fogdall and Joseph F. Kolerich

Other Managed Accounts

In addition to the Portfolios (and with respect to the Feeder Portfolios, the Master Fund in which a Feeder Portfolio invests substantially all of its assets) and the Underlying Funds, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

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Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio/Master Fund/Underlying Fund and other accounts.  Other accounts include registered mutual funds (other than the Portfolios, Master Funds and Underlying Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Master Fund/Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Master Fund/Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios/Master Funds/Underlying Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio/Master Fund/Underlying Fund and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers

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focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios/Master Funds/Underlying Funds.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio/Master Fund/Underlying Fund and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio/Master Fund/Underlying Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio/Master Fund/Underlying Fund or Account, a Portfolio/Master Fund/Underlying Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios/Master Funds/Underlying Funds and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios/Master Funds/Underlying Funds and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios/Master Funds/Underlying Funds, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio/Master Fund/Underlying Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio/Master Fund/Underlying Fund or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Funds have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Targeted Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
DFA International Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$100,001 - $500,000 None None $10,001 - $50,000

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
Emerging Markets Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None $10,001 - $50,000
Global Equity Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	None None $100,001 - $500,000 None None
Global Allocation 60/40 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	$100,001 - $500,000 None None None None
Global Allocation 25/75 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	None None None None None

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.  From April 1, 2001 to December 12, 2006, the U.S. Targeted Value Portfolio was known as the U.S. Small XM Value Portfolio.  Prior to April 1, 2001, the U.S. Targeted Value Portfolio was known as the U.S. 4-10 Value Portfolio.  Similarly, the Master Fund in which the U.S. Targeted Value Portfolio invested– The U.S. Targeted Value Series– was, prior to April 1, 2001, known as The U.S. 4-10 Value Series.  Effective as of March 30, 2007, the U.S. Targeted Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Targeted Value Series, the Master Fund in which the U.S. Targeted Value Portfolio invested.

DIG was incorporated under Maryland law on March 19, 1990.  DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name.  Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its Master Funds only to institutional investors in private offerings.  Dimensional Emerging Markets Value Fund (“DEM”) was incorporated under Maryland law on January 9, 1991 and was reorganized as a Delaware statutory trust effective October 30, 2009.  DEM offers its shares only to institutional investors in private offerings.  On November 21, 1997, the shareholders of DEM approved its conversion from a closed-end management investment company to an open-end management investment company.

CODE OF ETHICS

The Funds, the Trust, DEM, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios, Master Funds and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, Master Funds and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly

36

buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio, Master Fund or Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of a Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  Each Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Funds, the latter being audited.

Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the relevant Fund will solicit voting instructions from the Feeder Portfolio’s shareholders with respect to the proposal.  The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders.  The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.  With regard to a Master Fund or Underlying Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund or Underlying Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund or Underlying Fund must vote to approve the continuing existence of the Master Fund or Underlying Fund or the Master Fund or Underlying Fund will be liquidated.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Class R1 and Class R2 shares of the Portfolios, as set forth below:

U.S. TARGETED VALUE PORTFOLIO – CLASS R1 SHARES
Vanguard Fiduciary Trust Company* P.O. Box 2600 L23 Valley Forge, PA 19482-2900	92.91%

State Street Bank & Trust Company FBO Various Retirement Plans* 200 Clarendon Street Boston, MA 02116	5.25%

U.S. TARGETED VALUE PORTFOLIO – CLASS R2 SHARES
Wilmington Trust Retirement and Institutional Services Corporation* P.O. Box 52129 Phoenix, AZ 85072	29.59%

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Vanguard Fiduciary Trust Company* 1	24.33%

Principal Financial Group* 711 High Street Des Moines, IA 50392	8.78%

Valic Retirement Services Co* 2929 Allen Parkway Suite A6-20 Houston, TX 77019	8.70%

JP Morgan Chase TIAA-Cref* Retirement Plan Program 3 Metrotech Center – 5th Floor Brooklyn, NY 11245	6.53%

Reliance Trust Company FBO Retirement Plan Services by MetLife* 1100 Abernathy Road 500 North Park, Suite 400 Atlanta, GA 30328	5.58%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	5.20%

DFA INTERNATIONAL VALUE PORTFOLIO – CLASS R2 SHARES
Principal Financial Group* 1	34.74%

Wells Fargo Bank NA Trustee FBO City of Wichita Employees Deferred Compensation Plan 1740 Broadway MC #C7300-105 Denver, CO 80274	26.67%

JP Morgan Chase Cust TIAA-Cref*1	9.75%

National Financial Services LLC*1	8.86%

American United Life Insurance Co Unit Investment Trust* PO Box 368 Indianapolis, IN 46206	7.64%

VantageTrust* c/o ICMA-RC Services LLC 777 North Capitol St, NE Washington, D.C. 20002	7.34%

EMERGING MARKETS VALUE PORTFOLIO – CLASS R2 SHARES
State Street Bank & Trust TTEE FBO Adventist Healthcare Ret Plan 105 Rosemont Ave Westwood, MA 02090	40.88%

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Vanguard Fiduciary Trust Company* 1	21.22%

Taynik & Co FBO Mass Mutual* 1200 Crown Colony Drive Quincy, MA 02169	13.19%

JP Morgan Chase Cust TIAA-Cref*1	7.56%

GLOBAL EQUITY PORTFOLIO – CLASS R2 SHARES
Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	51.01%

American United Life Insurance Co Unit Investment Trust*1	38.13%

National Financial Services LLC* 1	7.43%

GLOBAL ALLOCATION 60/40 PORTFOLIO – CLASS R2 SHARES
American United Life Insurance Co Unit Investment Trust* 1	82.25%

Charles Schwab & Company, Inc.* 1	14.80%

GLOBAL ALLOCATION 25/75 PORTFOLIO – CLASS R2 SHARES
American United Life Insurance Co Unit Investment Trust* 1	76.19%

Charles Schwab & Company, Inc.* 1	21.72%
____________

*	Owners of record only (omnibus).

1	See address for shareholder previously noted above in list.

Shareholder inquiries may be made by writing or calling the Funds at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Funds generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Funds are closed.

The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best

39

interest of that Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Funds or their transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, a Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

Each Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund or an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  The International Equity Portfolios are Feeder Portfolios that invest substantially all of their assets in Master Funds organized as partnerships for federal income tax purposes.  The Allocation Portfolios invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio invested in a Master Fund or a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its corresponding Master Fund’s or Underlying Fund’s income and assets and in the case of a Portfolio

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invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

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The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

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Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under

43

certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  See “Investment in Foreign Securities – Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Feeder Portfolio that invests in a Master Fund or a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund or Underlying Fund.  A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─Fund-of-funds corporate structures” above).   Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

 At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent

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distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year, (i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund), or (ii) in the case of a Feeder Portfolio (or a Portfolio that invests in Underlying Funds classified as partnerships), more than 50% in value of the total assets of the Feeder Portfolio attributable from the Master Fund (or of the Portfolio attributable from the Underlying Fund), are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-

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market election.  If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your

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shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.
·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when

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reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.   The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund or an Underlying Fund classified as a partnership) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio, the Feeder Portfolio’s corresponding Master Fund or the Underlying Fund.  To the extent an Underlying Fund organized as a corporation invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

           Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically,

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the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio (or corresponding Master Fund) to another Portfolio or Master Fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  If the selling and purchasing portfolios are both Master Funds (i.e., both partnerships) or a Master Fund and a Portfolio (i.e., a partnership and a corporation), they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Under attribution rules, the shareholders of a Feeder Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues

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will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from

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fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

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Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but

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may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

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U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of Directors of DIG, DFAIDG and DEM, and the Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios, Master Funds, and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting

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Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios, Master Funds, and Underlying Funds, and which seeks to maximize the value of the non-Feeder Portfolios’, Master Funds’ and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios, Master Funds, and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the non-Feeder Portfolios, Master Funds, or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios, Master Funds, or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio, Master Fund, or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the applicable Fund or the Board of Trustees of the Trust, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund and which seeks to maximize the value of that non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a non-Feeder Portfolio, Master Fund or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend

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to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investment and that it is in the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a non-Feeder Portfolio, Master Fund or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a non-Feeder Portfolio, Master Fund or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Funds have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds; and provides reports concerning the proxies voted (“Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the non-Feeder Portfolios, Master Funds and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of Directors of DFAIDG, DIG, DEM and Board of Trustees of the Trust (collectively, the “Boards”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios, Master Funds and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, Master Funds and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio, Master Fund and Underlying Fund generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest

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portfolio holdings represent of the total assets of the Portfolio, Master Fund or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio, Master Fund or Underlying Fund.  Each Portfolio, Master Fund and Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio, Master Fund or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios and Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Angeles Investment Advisors	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Colonial Consulting Co.	Monitoring investor exposure and investment strategy	Monthly
Cuprum AFP	Monitoring investor exposure and investment strategy	Quarterly
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Kaiser Permanente	Monitoring investor exposure and investment strategy	Upon Request
Lynx Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly

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Recipient	Business Purpose	Frequency
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Pavilion Advisory Group	Monitoring investor exposure and investment strategy	Quarterly
Pennsylvania State University	Monitoring investor exposure and investment strategy	Upon Request
Pension Fund of the Christian Church (Disciples of Christ)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon request
Pricing Service Vendor	Fair value information services	Daily
Rachor Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
San Diego County Employees' Retirement Association	Monitoring investor exposure and investment strategy	Upon Request
Seattle City Employees' Retirement System	Monitoring investor exposure and investment strategy	Upon Request
Siemens Corporation	Monitoring investor exposure and investment strategy	Monthly
South Carolina Retirement Systems	Monitoring investor exposure and investment strategy	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Steward Capital Management	Monitoring investor exposure and investment strategy	Monthly
Strategic Investment Solutions	Monitoring investor exposure and investment strategy	Quarterly
Summit Strategies, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Tyco International	Monitoring investor exposure and investment strategy	Upon Request
University of Pittsburgh Medical Center	Monitoring investor exposure and investment strategy	Quarterly
U.S. Institutional Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly
Watershed Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly
Wilshire Associates	Monitoring investor exposure and investment strategy	Quarterly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly
In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the

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Portfolios, the Master Funds, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolios, Master Funds and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that (1) the Portfolio, Master Fund or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, a Master Fund, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio, Master Fund or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios, Master Funds and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Funds’ independent registered public accounting firm.  PwC audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Class R1 and Class R2 Shares of the U.S. Targeted Value Portfolio and the Class R2 shares of the DFA International Value Portfolio, Emerging Markets Value Portfolio and Allocation Portfolios (formerly Class R shares of the Allocation Portfolios) for their fiscal year

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ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

The audited financial statements of the DFA International Value Series (which is a series of the Trust) and the audited financial statements of DEM for the fiscal period ended October 31, 2012, as set forth in the Trust’s and DEM’s annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports and semi-annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of three series of the Fund (each a “Retirement Portfolio” and collectively, the “Retirement Portfolios”):

Dimensional Retirement Equity Fund II
Ticker: DREIX

Dimensional Retirement Fixed Income Fund II
Ticker: DRFIX

Dimensional Retirement Fixed Income Fund III
Ticker: DRXIX

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Retirement Portfolios, dated February 28, 2013, as amended from time to time The audited financial statements and financial highlights of the Retirement Portfolios are incorporated by reference from the Fund’s annual report to shareholders.  The Prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	4
SWAPS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
CONVERTIBLE DEBENTURES	7
EXCHANGE TRADED FUNDS	7
PORTFOLIO TURNOVER RATES	7
STANDARD & POOR’S—INFORMATION AND DISCLAIMERS	7
DIRECTORS AND OFFICERS	8
SERVICES TO THE FUND	18
ADVISORY FEES	20
PORTFOLIO MANAGERS	21
GENERAL INFORMATION	23
CODE OF ETHICS	23
SHAREHOLDER RIGHTS	24
PRINCIPAL HOLDERS OF SECURITIES	24
PURCHASE OF SHARES	25
REDEMPTION AND TRANSFER OF SHARES	25
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	25
PROXY VOTING POLICIES	40
DISCLOSURE OF PORTFOLIO HOLDINGS	42
FINANCIAL STATEMENTS	44
PERFORMANCE DATA	44

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PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Retirement Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

This SAI relates to the Institutional Class shares of the Dimensional Retirement Equity Fund II (the “Retirement Equity Portfolio”), Dimensional Retirement Fixed Income Fund II (the “Retirement Fixed Income Portfolio II”) and Dimensional Retirement Fixed Income Fund III (the “Retirement Fixed Income Portfolio III”).  Each Retirement Portfolio also offers two additional classes of shares, Class R10 shares and Class R25 shares.

The Retirement Equity Portfolio and Retirement Fixed Income Portfolio II (each a “Fund of Funds” and together, the “Funds of Funds”) each generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Retirement Equity Portfolio may invest include:  U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series (the “Equity Underlying Funds”).  The Underlying Funds in which Retirement Fixed Income Portfolio II may invest include:  DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and Retirement Fixed Income Portfolio III.  Each Underlying Fund (except The Emerging Markets Series) is a series of the Fund.  The Emerging Markets Series is a series of The DFA Investment Trust Company (the “Trust” or “DFAITC”).  In addition to investments in the Underlying Funds, each Fund of Funds is permitted to invest directly in securities.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Retirement Portfolios and Underlying Funds.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Unless otherwise indicated, the following information applies to all of the Retirement Portfolios and Underlying Funds.

Each Retirement Portfolio and Underlying Fund is diversified under the federal securities laws and regulations.

Each Retirement Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Retirement Portfolio’s specific 80% policy, see the “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Retirement Portfolios and Underlying Funds with respect to brokerage commissions.  The Retirement Portfolios and Underlying Funds will incur brokerage costs when engaging in portfolio transactions for securities.  However, with respect to a Portfolio that operates as a Fund of Funds, the Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

With respect to investments in fixed income instruments, a Portfolio or Underlying Fund acquires and sells securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio or Underlying Fund effects transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  A Portfolio or Underlying Fund will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for a Portfolio or Underlying Fund to determine the effect that the brokers’ trading has on

1

the market prices of the securities in which the Portfolio or Underlying Fund invests.  The Advisor also checks the rate of commission, if any, being paid by a Portfolio or Underlying Fund to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited may also perform these services for the Retirement Portfolios and certain Underlying Funds.

Subject to the duty of a Portfolio or Underlying Fund to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors/Trustees of DFAIDG and DFAITC, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio or Underlying Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or Underlying Fund or any other registered investment companies.

Companies eligible for investment by the Equity Underlying Funds (except the U.S. Large Company Portfolio) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for a Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Retirement Portfolios and Underlying Funds.

INVESTMENT LIMITATIONS

Each Retirement Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

Each Retirement Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

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(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Retirement Portfolios.  The Underlying Funds in which the Funds of Funds invest may have investment limitations that are more or less restrictive than those of the Retirement Portfolios.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit each Fund of Funds from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds.  In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (1) above, each Retirement Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Retirement Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Retirement Portfolio is authorized to lend portfolio securities.  Inasmuch as a Portfolio structured as a Fund of Funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Each Retirement Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, a Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, a Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

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FUTURES CONTRACTS

The Retirement Fixed Income Portfolio III and the Equity Underlying Funds may enter into futures contracts and options on future contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Portfolio or Underlying Fund expects to earn income on its margin deposits.  Each Underlying Fund and the Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Underlying Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Underlying Fund or Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Portfolio or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that the Portfolio or Underlying Fund may use by entering into futures transactions.

SWAPS

The Retirement Fixed Income Portfolio III may enter into certain types of swap agreements, including inflation swap agreements, asset swap agreements and real return swap agreements.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Retirement Fixed Income Portfolio III to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. The values of inflation swap agreements are

4

expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Retirement Fixed Income Portfolio III from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

The Advisor and the Fund do not believe that the Retirement Fixed Income Portfolio III’s obligations under swap contracts are senior securities and, accordingly, the Retirement Fixed Income Portfolio III will not treat them as being subject to the Retirement Fixed Income Portfolio III’s borrowing or senior securities restrictions.  However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Retirement Fixed Income Portfolio III’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions.  With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Retirement Fixed Income Portfolio III is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions.  To the extent that the Retirement Fixed Income Portfolio III cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Retirement Fixed Income Portfolio III has valued the swap, the Retirement Fixed Income Portfolio III will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Retirement Fixed Income Portfolio III’s net assets.

FOREIGN CURRENCY TRANSACTIONS

The Retirement Fixed Income Portfolio III, International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio and Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to the International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series (each an “International Equity Underlying Fund” and together the “International Equity Underlying Funds”), each Underlying Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Retirement Fixed Income Portfolio III also may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  The Retirement Fixed Income Portfolio III may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

5

CASH MANAGEMENT PRACTICES

The Retirement Portfolios and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio or Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of the Retirement Portfolios and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the Retirement Portfolios and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios and Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
Retirement Equity Portfolio	Money market instruments; highly liquid fixed income securities; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds***	20%
Retirement Fixed Income Portfolio II	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	20%
Retirement Fixed Income Portfolio III	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%
U.S. Core Equity 1 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
U.S. Large Company Portfolio	Short-term fixed income securities; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	5%
International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
Large Cap International Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
The Emerging Markets Series	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	10%
DFA One-Year Fixed Income Portfolio	Affiliated and unaffiliated registered or unregistered money market funds***	N.A.
DFA Inflation-Protected Securities Portfolio	Short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds***	N.A.
*
With respect to fixed income instruments, except in connection with corporate actions, the Retirement Portfolios and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Retirement Portfolios and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

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CONVERTIBLE DEBENTURES

Each International Equity Underlying Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries where the Underlying Fund is permitted to invest.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, an Underlying Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by an Underlying Fund upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the Underlying Fund with opportunities which are consistent with the Underlying Fund’s investment objective and policies.

EXCHANGE TRADED FUNDS

The Retirement Equity Portfolio and Equity Underlying Funds may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio or Underlying Fund invests in an ETF, shareholders of the Portfolio or Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

The DFA One-Year Fixed Income Portfolio is expected to have a high portfolio turnover rate due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

STANDARD & POOR’S—INFORMATION AND DISCLAIMERS

The U.S. Large Company Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company Portfolio or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the U.S. Large Company Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio. S&P has no obligation to take the needs of the U.S. Large Company Portfolio or its owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio or the issuance or sale of the U.S. Large Company Portfolio or in the determination or calculation of the equation by which the U.S. Large Company Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR

7

IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service

8

providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Retirement Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

9

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).

10

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

11

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and DFAITC. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund  LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  DFAIDG; DIG; DFAITC and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Retirement Portfolios and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in

12

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors

13

from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, Directors and officers as a group owned less than 1% of the outstanding shares of each Retirement Portfolio described in this SAI.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Retirement Portfolios and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Retirement Fixed Income Portfolio III and the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to the Retirement Fixed Income Portfolio III or an Underlying Fund under the fee schedule are allocated to each such Portfolio or Underlying Fund based on the Portfolio’s or Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.The Retirement Equity Portfolio and Retirement Fixed Income Portfolio II are each also subject to an annual fee of $36,000.

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The Retirement Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY 10005, serves as the global custodian for the Retirement Fixed Income Portfolio III.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the other Retirement Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Retirement Portfolios.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Retirement Portfolios and the Underlying Funds. Pursuant to an Investment Advisory Agreement with each Retirement Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Retirement Equity Portfolio, Retirement Fixed Income Portfolio II and  Retirement Fixed Income Portfolio III (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations

19

and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Retirement Equity Portfolio, Retirement Fixed Income Portfolio II and  Retirement Fixed Income Portfolio III (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Retirement Portfolios paid management fees (to the Advisor and any sub-advisor) as set forth in the following table:

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
Retirement Equity Portfolio (a)	$01	N/A	N/A
Retirement Fixed Income Portfolio II (a)	$02	N/A	N/A
Retirement Fixed Income Portfolio III(b)	$13	N/A	N/A

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1 $0 after waiver
2 $0 after waiver
3 $0 after waiver

Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Retirement Portfolios, as described below. The Fee Waiver Agreement for the Retirement Portfolios will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

(a)           With respect to the Retirement Equity Portfolio and Retirement Fixed Income Portfolio II, the Advisor has contractually agreed to waive up to the full amount of a Portfolio’s management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of a Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of a Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of a Portfolio on an annualized basis.

(b)           With respect to the Retirement Fixed Income Portfolio III, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of each class of the Retirement Fixed Income Portfolio III to the extent necessary to limit the ordinary operating expenses (not including expenses incurred through an investment in other investment companies and any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of the Retirement Fixed Income Portfolio III so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of the Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Retirement Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Retirement Portfolios based on the parameters established by the Investment Committee. The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the Retirement Portfolios.

Retirement Equity Portfolio	Joseph H. Chi and Jed S. Fogdall
Retirement Fixed Income Portfolio II Retirement Fixed Income Portfolio III	David A. Plecha and Joseph F. Kolerich
Other Managed Accounts

In addition to the Retirement Portfolios, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under

21

management, of which one account with $352 million in assets may be subject to a performance fee.
Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·8 unregistered pooled investment vehicles with $1,500 million in total assets under management.
·4 other accounts with $4,209 million in total assets under management.

*
Joseph F. Kolerich did not share primary responsibility in the oversight of day-to-day management of responsibilities for accounts as of October 31, 2012; as such, information regarding such accounts is not presented.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Retirement Portfolios in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by

22

a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Retirement Portfolios

The portfolio managers and their immediate families did not own any shares of the Retirement Portfolios contained in this SAI that they manage as of October 31, 2012.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

DFAITC was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its Master Funds only to institutional investors in private offerings.

CODE OF ETHICS

The Fund, DFAITC, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Retirement Portfolios and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Retirement Portfolios/Underlying Funds and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being

23

purchased, sold or considered for purchase or sale by the a Portfolio/Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Retirement Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Retirement Portfolios as set forth below:

DIMENSIONAL RETIREMENT EQUITY FUND II

MG Trust Custodian FBO Plan Accounts 717 17th Street, Suite 1300 Denver, CO 80202	93.28%
6.58%
TD Ameritrade Trust Company P.O. Box 17749 Denver, CO 80217

DIMENSIONAL RETIREMENT FIXED INCOME FUND II

MG Trust Custodian FBO Plan Accounts 1	75.25%
TD Ameritrade Trust Company1	24.34%
DIMENSIONAL RETIREMENT FIXED INCOME FUND III

MG Trust Custodian FBO Plan Accounts1	88.39%
TD Ameritrade Trust Company1	10.59%

_______________________________________________________

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1 See address for shareholder previously noted above in list.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Retirement Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

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This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  For example, certain Portfolios invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

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Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the

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Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with

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another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

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the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).  A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to

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make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio. See “Investment in Foreign Securities—Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Underlying Fund.  A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent

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distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year (i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund), or (ii) in the case of a Portfolio that invests in Underlying Funds classified as partnerships, more than 50% in value of the total assets of the Portfolio attributable from the Underlying Funds) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election.  If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such

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shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different

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dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.

·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

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Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any

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additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.  The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or an Underlying Fund classified as a partnership) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund.  To the extent an Underlying Fund organized as a corporation invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio

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for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis

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in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally,

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foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any

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such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

·	certify that you are not subject to backup withholding, and

·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital

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gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

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The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

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Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund and the Board of Trustees of  DFAITC have delegated the authority to vote proxies for the portfolio securities held by the Portfolios and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and Underlying Funds and which seeks to maximize the value of the Portfolios’

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and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund or the Board of Trustees of DFAITC, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio or Underlying Fund and which seeks to maximize the value of that Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by- country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor, the Fund and DFAITC have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with

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the Voting Guidelines; effects votes on behalf of the Portfolios and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund and Board of Trustees of the Trust (collectively, the “Boards”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Retirement Portfolio and Underlying Fund generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio or Underlying Fund.  Each Retirement Portfolio and Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Retirement Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

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Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Retirement Portfolios, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Retirement Portfolios and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

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The Policy prohibits a Portfolio, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Retirement Portfolios and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  It audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Retirement Portfolios for their fiscal year ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Retirement Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Retirement Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Retirement Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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CLASS R10 SHARES

CLASS R25 SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Class R10 shares and Class R25 shares of three series of the Fund (each a “Retirement Portfolio” and collectively, the “Retirement Portfolios”):

Dimensional Retirement Equity Fund II

Dimensional Retirement Fixed Income Fund II

Dimensional Retirement Fixed Income Fund III

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Class R10 shares and Class R25 shares of the Retirement Portfolios, dated February 28, 2013, as amended from time to time.  As of February 28, 2013, the Retirement Portfolios have not yet commenced operations.  No financial information is shown for the Portfolios in the Fund’s annual report for the fiscal year ended October 31, 2012.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	4
SWAPS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
CONVERTIBLE DEBENTURES	7
EXCHANGE TRADED FUNDS	7
PORTFOLIO TURNOVER RATES	7
STANDARD & POOR’S—INFORMATION AND DISCLAIMERS	7
DIRECTORS AND OFFICERS	8
SERVICES TO THE FUND	19
ADVISORY FEES	22
PORTFOLIO MANAGERS	22
GENERAL INFORMATION	25
CODE OF ETHICS	25
SHAREHOLDER RIGHTS	25
PRINCIPAL HOLDERS OF SECURITIES	26
PURCHASE OF SHARES	26
REDEMPTION AND TRANSFER OF SHARES	26
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	27
PROXY VOTING POLICIES	42
DISCLOSURE OF PORTFOLIO HOLDINGS	43
FINANCIAL STATEMENTS	45
PERFORMANCE DATA	45

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Retirement Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

This SAI relates to the Class R10 shares and Class R25 shares of the Dimensional Retirement Equity Fund II (the “Retirement Equity Portfolio”), Dimensional Retirement Fixed Income Fund II (the “Retirement Fixed Income Portfolio II”) and Dimensional Retirement Fixed Income Fund III (the “Retirement Fixed Income Portfolio III”).  Each Retirement Portfolio also offers an additional class of shares, Institutional Class shares.

The Retirement Equity Portfolio and Retirement Fixed Income Portfolio II (each a “Fund of Funds” and together, the “Funds of Funds”) each generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Retirement Equity Portfolio may invest include:  U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series (the “Equity Underlying Funds”).  The Underlying Funds in which Retirement Fixed Income Portfolio II may invest include:  DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and Retirement Fixed Income Portfolio III.  Each Underlying Fund (except The Emerging Markets Series) is a series of the Fund.  The Emerging Markets Series is a series of The DFA Investment Trust Company (the “Trust” or “DFAITC”).  In addition to investments in the Underlying Funds, each Fund of Funds is permitted to invest directly in securities.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Retirement Portfolios and Underlying Funds.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Unless otherwise indicated, the following information applies to all of the Retirement Portfolios and Underlying Funds.

Each Retirement Portfolio and Underlying Fund is diversified under the federal securities laws and regulations.

Each Retirement Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Retirement Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Retirement Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Retirement Portfolio.  For more information on each Retirement Portfolio’s specific 80% policy, see the “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Retirement Portfolios and Underlying Funds with respect to brokerage commissions.  The Retirement Portfolios and Underlying Funds will incur brokerage costs when engaging in portfolio transactions for securities.  However, with respect to a Portfolio that operates as a Fund of Funds, the Retirement Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

With respect to investments in fixed income instruments, a Portfolio or Underlying Fund acquires and sells securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Retirement Portfolio or Underlying Fund effects transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  A Portfolio or Underlying Fund will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers

1

which effect transactions for a Portfolio or Underlying Fund to determine the effect that the brokers’ trading has on the market prices of the securities in which the Retirement Portfolio or Underlying Fund invests.  The Advisor also checks the rate of commission, if any, being paid by a Portfolio or Underlying Fund to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited may also perform these services for the Retirement Portfolios and certain Underlying Funds.

Subject to the duty of a Portfolio or Underlying Fund to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors/Trustees of DFAIDG and DFAITC, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio or Underlying Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Retirement Portfolio or Underlying Fund or any other registered investment companies.

Companies eligible for investment by the Equity Underlying Funds (except the U.S. Large Company Portfolio) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for a Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Retirement Portfolios and Underlying Funds.

INVESTMENT LIMITATIONS

Each Retirement Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Retirement Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Retirement Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Retirement Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Retirement Portfolio.

Each Retirement Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in

2

transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Retirement Portfolios.  The Underlying Funds in which the Funds of Funds invest may have investment limitations that are more or less restrictive than those of the Retirement Portfolios.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit each Fund of Funds from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds.  In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (1) above, each Retirement Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Retirement Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Retirement Portfolio is authorized to lend portfolio securities.  Inasmuch as a Portfolio structured as a Fund of Funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Each Retirement Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, a Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, a Portfolio will invest in the securities of such a company only if the Retirement Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

3

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

The Retirement Fixed Income Portfolio III and the Equity Underlying Funds may enter into futures contracts and options on future contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Portfolio or Underlying Fund expects to earn income on its margin deposits.  Each Underlying Fund and the Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Underlying Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Underlying Fund or Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Portfolio or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that the Portfolio or Underlying Fund may use by entering into futures transactions.

SWAPS

The Retirement Fixed Income Portfolio III may enter into certain types of swap agreements, including inflation swap agreements, asset swap agreements and real return swap agreements.

4

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Retirement Fixed Income Portfolio III to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Retirement Fixed Income Portfolio III from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

The Advisor and the Fund do not believe that the Retirement Fixed Income Portfolio III’s obligations under swap contracts are senior securities and, accordingly, the Retirement Fixed Income Portfolio III will not treat them as being subject to the Retirement Fixed Income Portfolio III’s borrowing or senior securities restrictions.  However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Retirement Fixed Income Portfolio III’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions.  With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Retirement Fixed Income Portfolio III is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions.  To the extent that the Retirement Fixed Income Portfolio III cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Retirement Fixed Income Portfolio III has valued the swap, the Retirement Fixed Income Portfolio III will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Retirement Fixed Income Portfolio III’s net assets.

FOREIGN CURRENCY TRANSACTIONS

The Retirement Fixed Income Portfolio III, International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio and Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to the International Core Equity Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity Portfolio and The Emerging Markets Series (each an “International Equity Underlying Fund” and together the “International Equity Underlying Funds”), each Underlying Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Retirement Fixed Income Portfolio III also may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  The Retirement Fixed Income Portfolio III may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of

5

market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

CASH MANAGEMENT PRACTICES

All Portfolios and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio or Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of Portfolios and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the Retirement Portfolios and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios and Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
Retirement Equity Portfolio	Money market instruments; highly liquid fixed income securities; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds***	20%
Retirement Fixed Income Portfolio II	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	20%
Retirement Fixed Income Portfolio III	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%
U.S. Core Equity 1 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
U.S. Large Company Portfolio	Short-term fixed income securities; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	5%
International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
Large Cap International Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
The Emerging Markets Series	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	10%
DFA One-Year Fixed Income Portfolio	Affiliated and unaffiliated registered or unregistered money market funds***	N.A.
DFA Inflation-Protected Securities Portfolio	Short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds***	N.A.
*
With respect to fixed income instruments, except in connection with corporate actions, the Retirement Portfolios and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

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**	The percentage guidelines set forth above are not absolute limitations, but the Retirement Portfolios and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

CONVERTIBLE DEBENTURES

Each International Equity Underlying Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries where the Underlying Fund is permitted to invest.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, an Underlying Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by an Underlying Fund upon conversion of a convertible debenture generally will be held for as long as the Advisor anticipates such stock will provide the Underlying Fund with opportunities which are consistent with the Underlying Fund’s investment objective and policies.

EXCHANGE TRADED FUNDS

The Retirement Equity Portfolio and Equity Underlying Funds may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio or Underlying Fund invests in an ETF, shareholders of the Portfolio or Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

The DFA One-Year Fixed Income Portfolio is expected to have a high portfolio turnover rate due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

STANDARD & POOR’S—INFORMATION AND DISCLAIMERS

The U.S. Large Company Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company Portfolio or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the U.S. Large Company Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio. S&P has no obligation to take the needs of the U.S. Large Company Portfolio or its owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio or the issuance or sale of the U.S. Large Company Portfolio or in the determination or calculation of the equation by which the U.S.

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Large Company Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

8

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Retirement Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Retirement Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information

9

about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

10

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

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Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and DFAITC. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC  and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  DFAIDG; DIG; DFAITC and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Retirement Portfolios and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below.  Because the Retirement Portfolios have not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Retirement Portfolios.

12

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

Because the Retirement Portfolios have not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of each Retirement Portfolio.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Retirement Portfolios and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Retirement Fixed Income Portfolio III and the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to the Retirement Fixed Income Portfolio III or an Underlying Fund under the fee schedule are allocated to each such Portfolio or Underlying Fund based on the Portfolio’s or Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.

The Retirement Equity Portfolio and Retirement Fixed Income Portfolio II are each also subject to an annual fee of $36,000.  The Class R10 shares and Class R25 shares of the Retirement Portfolios each pay a shareholder servicing administrative fee of $250 per month ($3,000 per year) to State Street for administrative and accounting services in connection with the assessment of shareholder services fees by the Class R10 shares and Class R25 shares.

The Retirement Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY 10005, serves as the global custodian for the Retirement Fixed Income Portfolio III.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the other Retirement Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

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Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has each adopted a Distribution Plan (the “Plan”) with respect to Class R10 and Class R25 shares. The Plan permits the Fund to compensate DFAS, or others, for expenses associated with the sale or servicing of such classes of shares.  Although actual distribution expenses may be more or less, under the Plan the Fund pays DFAS, on an annual basis, an amount that will not exceed the following:

0.10% of the average daily net assets of Class R10 shares of each Portfolio; and

0.25% of the average daily net assets of Class R25 shares of each Portfolio.

As required by Rule 12b-1, the Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Disinterested Directors”).  Under the Plan, payment may be made for, among other things, the printing of prospectuses and reports used for sales purposes; expenses of preparing and distributing sales literature (and any related expenses); advertisements; other distribution-related expenses; additional distribution fees paid to financial intermediaries or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Fund, DFAS, or their affiliates; certain promotional distribution charges paid to financial intermediary firms or others; participation in certain distribution channels (otherwise referred to as marketing support), including business planning assistance; advertising; educating financial intermediaries’ personnel about each Fund and shareholder financial planning needs; placement on financial intermediaries’ lists of offered funds; access to sales meetings; shareholder meetings for class-specific matters; sales representatives and management representatives of financial intermediaries; participation in and/or presentation at conferences or seminars; sales or training programs for invited financial intermediary representatives and other employees; client and investor events and other financial intermediary-sponsored events; and ticket charges.

The Plan may be amended from time to time upon approval by vote of a majority of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Portfolio by vote of a majority of the Disinterested Directors, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Directors will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved, at least annually, by the vote of the Board, including the Disinterested Directors, cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Directors in approving the Plan as to the Fund, on behalf of a Portfolio, must determine that there is a reasonable likelihood that the Plan will benefit such Portfolio and its shareholders.

The Board of Directors believes that the Plan is in the best interests of the Retirement Portfolios since it encourages Portfolio growth and maintenance of Portfolio assets. As the Retirement Portfolios grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

DFAS will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Retirement Portfolio’s shares including, but not limited to, those discussed above.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Retirement Portfolios.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Retirement Portfolios and each of the Underlying Funds. Pursuant to an Investment Advisory Agreement with each Retirement Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Retirement Equity Portfolio, Retirement Fixed Income Portfolio II and  Retirement Fixed Income Portfolio III (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Retirement Equity Portfolio, Retirement Fixed Income Portfolio II and  Retirement Fixed Income Portfolio III (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Retirement Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or

21

potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Retirement Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Retirement Portfolio.

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
Retirement Equity Portfolio (a)	$01	N/A	N/A
Retirement Fixed Income Portfolio II (a)	$02	N/A	N/A
Retirement Fixed Income Portfolio III(b)	$13	N/A	N/A

1 $0 after waiver
2 $0 after waiver
3 $0 after waiver

Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Retirement Portfolios, as described below. The Fee Waiver Agreement for the Retirement Portfolios will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

With respect to the Retirement Equity Portfolio and Retirement Fixed Income Portfolio II, the Advisor has contractually agreed to waive up to the full amount of a Portfolio’s management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of a Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of a Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of a Portfolio on an annualized basis.

With respect to the Retirement Fixed Income Portfolio III, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of each class of the Retirement Fixed Income Portfolio III to the extent necessary to limit the ordinary operating expenses (not including expenses incurred through an investment in other investment companies and any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of the Retirement Fixed Income Portfolio III so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of the Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Retirement Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the

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parameters established by the Investment Committee. The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the Retirement Portfolios.

Retirement Equity Portfolio	Joseph H. Chi and Jed S. Fogdall
Retirement Fixed Income Portfolio II Retirement Fixed Income Portfolio III	David A. Plecha and Joseph F. Kolerich
Other Managed Accounts

In addition to the Retirement Portfolios, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·8 unregistered pooled investment vehicles with $1,500 million in total assets under management.
·4 other accounts with $4,209 million in total assets under management.

*
Joseph F. Kolerich did not share primary responsibility in the oversight of day-to-day management of responsibilities for accounts as of October 31, 2012; as such, information regarding such accounts is not presented.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

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·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Retirement Portfolios in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

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·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Retirement Portfolios

Because the Retirement Portfolios have not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolios.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

DFAITC was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its Master Funds only to institutional investors in private offerings.

CODE OF ETHICS

The Fund, DFAITC, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Retirement Portfolios and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Retirement Portfolios/Underlying Funds and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the a Portfolio/Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Retirement Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Retirement Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Retirement Portfolio, except that on a matter affecting a single class only shares of that class of the Retirement Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Retirement Portfolio or class of shares of the Retirement Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

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Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

Because the Retirement Portfolios have not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of a Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Retirement Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Retirement Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

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TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  For example, certain Portfolios invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and

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securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the

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first day of the Portfolio’s next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government

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Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).  A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a Portfolio.  See “Investment in Foreign Securities—Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Underlying Fund.  A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease

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the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year (i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund), or (ii) in the case of a Portfolio that invests in Underlying Funds classified as partnerships, more than 50% in value of the total assets of the Portfolio attributable from the Underlying Funds) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its

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taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election.  If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise)

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within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.

·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

·
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot

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identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.  The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or an Underlying Fund classified as a partnership) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund.  To the extent an Underlying Fund organized as a corporation invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day

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period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments

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on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-

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exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified

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organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

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·	certify that you are not subject to backup withholding, and

·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed

39

through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described

41

above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund and the Board of Trustees of DFAITC have delegated the authority to vote proxies for the portfolio securities held by the Retirement Portfolios and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Retirement Portfolios and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Retirement Portfolios and Underlying Funds and which seeks to maximize the value of the Retirement Portfolios’ and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Retirement Portfolios and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Retirement Portfolios or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Retirement Portfolios or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund or the Board of Trustees of DFAITC, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Retirement Portfolio or Underlying Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio or Underlying Fund and which seeks to maximize the value of that Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting

42

is not in the best interest of a Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Retirement Portfolio’s or Underlying Fund’s investment and that it is in the Retirement Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by- country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor, the Fund and DFAITC have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Retirement Portfolios and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Retirement Portfolios and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund and Board of Trustees of the Trust (collectively, the “Boards”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Retirement Portfolios and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

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Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Retirement Portfolio and Underlying Fund generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Retirement Portfolio or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Retirement Portfolio or Underlying Fund.  Each Retirement Portfolio and Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Retirement Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Retirement Portfolios, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

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The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Retirement Portfolios and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Retirement Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in Retirement the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Retirement Portfolios and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Retirement Portfolios had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Retirement Portfolios.

PERFORMANCE DATA

The Retirement Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or

45

investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Retirement Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Retirement Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the Dimensional Retirement Fixed Income Fund I (the “Portfolio”).

Dimensional Retirement Fixed Income Fund I

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolio, dated February 28, 2013, as amended from time to time.  As of February 28, 2013, the Portfolio has not yet commenced operations.  No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2012.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	4
FOREIGN CURRENCY TRANSACTIONS	4
CASH MANAGEMENT PRACTICES	5
PORTFOLIO TURNOVER RATES	5
DIRECTORS AND OFFICERS	6
SERVICES TO THE FUND	17
ADVISORY FEES	19
PORTFOLIO MANAGERS	19
GENERAL INFORMATION	21
CODE OF ETHICS	21
SHAREHOLDER RIGHTS	21
PRINCIPAL HOLDERS OF SECURITIES	22
PURCHASE OF SHARES	22
REDEMPTION AND TRANSFER OF SHARES	22
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	23
PROXY VOTING POLICIES	36
DISCLOSURE OF PORTFOLIO HOLDINGS	38
FINANCIAL STATEMENTS	40
PERFORMANCE DATA	40

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolio.  The Portfolio also offers two additional classes of shares, Class R10 shares and Class R25 shares.

The Portfolio is a “fund of funds” and generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Portfolio may invest include: DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio.  Each Underlying Fund is a series of the Fund.  In addition to investments in the Underlying Funds, the Portfolio is permitted to invest directly in securities.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and Underlying Funds.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Unless otherwise indicated, the following information applies to the Portfolio and Underlying Funds.

The Portfolio and Underlying Funds are diversified under the federal securities laws and regulations.

The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if the Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on the Portfolio’s specific 80% policy, see the “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolio and Underlying Funds with respect to brokerage commissions.  The Portfolio and Underlying Funds will incur brokerage costs when engaging in portfolio transactions for securities.  However, as a fund of funds, the Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

With respect to investments in fixed income instruments, the Portfolio or Underlying Funds acquire and sell securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio or Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolio or Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolio or Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio or Underlying Funds invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolio or Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited may also perform these services for the Portfolio and certain Underlying Funds.

Subject to the duty of the Portfolio or Underlying Funds to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio or Underlying Fund based (in

1

whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or Underlying Funds or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio and Underlying Funds.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

2

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.

The investment limitations set forth above only relate to the Portfolio.  The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds.  In applying the investment limitations, the Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities.  Inasmuch as the Portfolio only holds shares of Underlying Funds, the Portfolio does not intend to lend those shares.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, the Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of the Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

3

FUTURES CONTRACTS

The DFA Two-Year Global Fixed Income Portfolio may enter into futures contracts and options on future contracts to gain market exposure on the Underlying Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Underlying Fund expects to earn income on its margin deposits.  The Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that the Underlying Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The DFA Two-Year Global Fixed Income Portfolio may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Underlying Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks)

4

and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The DFA Two-Year Global Fixed Income Portfolio also may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  The DFA Two-Year Global Fixed Income Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The DFA Two-Year Global Fixed Income Portfolio typically hedges its foreign currency exposure.

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, the Portfolio or Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, the Portfolio and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolio and Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
Retirement Fixed Income Portfolio I	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	20%
DFA One-Year Fixed Income Portfolio	Affiliated and unaffiliated registered or unregistered money market funds***	N.A.
DFA Two-Year Global Fixed Income Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	N.A.

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Portfolio and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

PORTFOLIO TURNOVER RATES

The DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.

5

In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

6

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolio, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

7

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

8

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin,TX78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

9

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  DFAIDG; DIG; DFAITC and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below.  Because the Portfolio has not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA

11

Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

12

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

16

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The Portfolio is also subject to an annual fee of $36,000.

The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodian

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolio.  The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

17

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Retirement Portfolio and each Underlying Fund. Pursuant to an Investment Advisory Agreement with the Retirement Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Retirement Portfolio. DFA Australia’s duties include the maintenance of a trading desk for the Retirement Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Retirement Portfolio, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Retirement Portfolio and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Retirement Portfolio as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the Retirement Portfolio, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Retirement Portfolio. DFAL’s duties include the maintenance of a trading desk for the Retirement Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Retirement Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Retirement Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Retirement Portfolio as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

18

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of the date of this SAI, the Portfolio has not commenced operations, so the Portfolio has not paid any management fees.

Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Portfolio, as described below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of the Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. David A. Plecha and Joseph F. Kolerich coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the Portfolio.  Because the Portfolio has not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8  other accounts with $1,500 million in total assets under management.

Joseph F. Kolerich	·32 U.S. registered mutual funds with $47,711 million in total assets under management. ·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.

19

·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.
·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio or an Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio or an Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate,

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non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.
·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Because the Portfolios have not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolios.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider

21

any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of the Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if

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any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which the Portfolio invests is organized for federal income tax purposes.  The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to the Portfolio includes its pro rata share of the dividends and distributions paid by its Underlying Funds.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without

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being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and

25

instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a portfolio.  See “Investment in Foreign Securities—Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  A Portfolio investing in an Underlying Fund receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income

27

distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election.  If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.
·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the

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calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.  The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund.  To the extent an Underlying Fund invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United

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States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.  Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income.  Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.  Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

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Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS

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with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Pre-refunded municipal securities.  A portfolio may invest in pre-refunded municipal securities.  For purposes of the Asset Diversification Test, a portfolio’s investment in pre-refunded municipal securities backed by U.S. Treasury and Agency Securities will be considered an investment in the respective U.S. Treasury and Agency Securities that were deposited in the escrow account for the securities.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

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·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

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Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different

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from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio’s and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is

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contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio or Underlying Fund and which seeks to maximize the value of the Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the

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Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  The Portfolio and each Underlying Fund generally disclose up to their twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio or Underlying Fund.  The Portfolio and each Underlying Fund generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Upon Request

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolio, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolio and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the

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Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-19

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

A-23

CLASS R10 SHARES
CLASS R25 SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX  78746
Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Class R10 shares and Class R25 shares of the Dimensional Retirement Fixed Income Fund I (the “Portfolio”).

Dimensional Retirement Fixed Income Fund I

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Class R10 shares and Class R25 shares of the Portfolio, dated February 28, 2013, as amended from time to time.  As of February 28, 2013, the Portfolio has not yet commenced operations.  No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2012.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	4
FOREIGN CURRENCY TRANSACTIONS	4
CASH MANAGEMENT PRACTICES	5
PORTFOLIO TURNOVER RATES	6
DIRECTORS AND OFFICERS	6
SERVICES TO THE FUND	17
ADVISORY FEES	20
PORTFOLIO MANAGERS	20
GENERAL INFORMATION	22
CODE OF ETHICS	22
SHAREHOLDER RIGHTS	22
PRINCIPAL HOLDERS OF SECURITIES	23
PURCHASE OF SHARES	23
REDEMPTION AND TRANSFER OF SHARES	23
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	24
PROXY VOTING POLICIES	37
DISCLOSURE OF PORTFOLIO HOLDINGS	39
FINANCIAL STATEMENTS	41
PERFORMANCE DATA	41

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Class R10 shares and Class R25 shares of the Portfolio.  The Portfolio also offers an additional Institutional Class of shares.

The Portfolio is a “fund of funds” and generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Portfolio may invest include: DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio.  Each Underlying Fund is a series of the Fund.  In addition to investments in the Underlying Funds, the Portfolio is permitted to invest directly in securities.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and Underlying Funds.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Unless otherwise indicated, the following information applies to the Portfolio and Underlying Funds.

The Portfolio and Underlying Funds are diversified under the federal securities laws and regulations.

The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if the Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on the Portfolio’s specific 80% policy, see the “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolio and Underlying Funds with respect to brokerage commissions.  The Portfolio and Underlying Funds will incur brokerage costs when engaging in portfolio transactions for securities.  However, as a fund of funds, the Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

With respect to investments in fixed income instruments, the Portfolio or Underlying Funds acquire and sell securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio or Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolio or Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolio or Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio or Underlying Funds invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolio or Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited may also perform these services for the Portfolio and certain Underlying Funds.

Subject to the duty of the Portfolio or Underlying Funds to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio or Underlying Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or Underlying Funds or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio and Underlying Funds.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

2

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.

The investment limitations set forth above only relate to the Portfolio.  The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds.  In applying the investment limitations, the Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities.  Inasmuch as the Portfolio only holds shares of Underlying Funds, the Portfolio does not intend to lend those shares.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, the Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of the Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

3

FUTURES CONTRACTS

The DFA Two-Year Global Fixed Income Portfolio may enter into futures contracts and options on future contracts to gain market exposure on the Underlying Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Underlying Fund expects to earn income on its margin deposits.  The Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that the Underlying Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The DFA Two-Year Global Fixed Income Portfolio may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Underlying Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks)

4

and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The DFA Two-Year Global Fixed Income Portfolio also may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  The DFA Two-Year Global Fixed Income Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The DFA Two-Year Global Fixed Income Portfolio typically hedges its foreign currency exposure.

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, the Portfolio or Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, the Portfolio and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolio and Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
Retirement Fixed Income Portfolio I	Money market instruments; highly liquid fixed income securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	20%
DFA One-Year Fixed Income Portfolio	Affiliated and unaffiliated registered or unregistered money market funds***	N.A.
DFA Two-Year Global Fixed Income Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Portfolio and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

5

PORTFOLIO TURNOVER RATES

The DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service

6

providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolio, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

7

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

8

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

9

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  DFAIDG; DIG; DFAITC and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is

10

set forth in the chart below.  Because the Portfolio has not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

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†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

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Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer agency and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The Portfolio is also subject to an annual fee of $36,000.  The Class R10 shares and Class R25 shares of the Portfolio each pay a shareholder servicing administrative fee of $250 per month ($3,000 per year) to State Street for administrative and accounting services in connection with the assessment of shareholder services fees by the Class R10 shares and Class R25 shares.

The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodian

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolio.  The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has each adopted a Distribution Plan (the “Plan”) with respect to Class R10 and Class R25 shares. The Plan permits the Fund to compensate DFAS, or others, for expenses

17

associated with the sale or servicing of such classes of shares.  Although actual distribution expenses may be more or less, under the Plan the Fund pays DFAS, on an annual basis, an amount that will not exceed the following:

0.10% of the average daily net assets of Class R10 shares of the Portfolio; and
0.25% of the average daily net assets of Class R25 shares of the Portfolio.

As required by Rule 12b-1, the Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Disinterested Directors”).  Under the Plan, payment may be made for, among other things, the printing of prospectuses and reports used for sales purposes; expenses of preparing and distributing sales literature (and any related expenses); advertisements; other distribution-related expenses; additional distribution fees paid to financial intermediaries or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Fund, DFAS, or their affiliates; certain promotional distribution charges paid to financial intermediary firms or others; participation in certain distribution channels (otherwise referred to as marketing support), including business planning assistance; advertising; educating financial intermediaries’ personnel about each Fund and shareholder financial planning needs; placement on financial intermediaries’ lists of offered funds; access to sales meetings; shareholder meetings for class-specific matters; sales representatives and management representatives of financial intermediaries; participation in and/or presentation at conferences or seminars; sales or training programs for invited financial intermediary representatives and other employees; client and investor events and other financial intermediary-sponsored events; and ticket charges.

The Plan may be amended from time to time upon approval by vote of a majority of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of the Portfolio by vote of a majority of the Disinterested Directors, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Directors will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved, at least annually, by the vote of the Board, including the Disinterested Directors, cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Directors in approving the Plan as to the Fund, on behalf of the Portfolio, must determine that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders.

The Board of Directors believes that the Plan is in the best interests of the Portfolio since it encourages Portfolio growth and maintenance of Portfolio assets. As the Portfolio grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

DFAS will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of the Portfolio’s shares including, but not limited to, those discussed above.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Retirement Portfolio and each Underlying Fund. Pursuant to an Investment Advisory Agreement with the Retirement Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Retirement Portfolio. DFA Australia’s duties include the maintenance of a trading desk for the Retirement Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Retirement Portfolio, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Retirement Portfolio and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Retirement Portfolio as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the Retirement Portfolio, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Retirement Portfolio. DFAL’s duties include the maintenance of a trading desk for the Retirement Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Retirement Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Retirement Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Retirement Portfolio as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or

19

arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of the date of this SAI, the Portfolio has not commenced operations, so the Portfolio has not paid any management fees.

Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Portfolio, as described below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of the Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. David A. Plecha and Joseph F. Kolerich coordinate the efforts of all other portfolio managers or trading personnel with respect to the day to day management of the Portfolio.  Because the Portfolio has not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012*
David A. Plecha
·33 U.S. registered mutual funds with $47,971 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

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Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio or an Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio or an Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

21

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Because the Portfolios have not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolios.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be

22

entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund

23

to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of the Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which the Portfolio invests is organized for federal income tax purposes.  The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to the Portfolio includes its pro rata share of the dividends and distributions paid by its Underlying Funds.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

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·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such

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acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).  A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a portfolio. See “Investment in Foreign Securities—Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  A Portfolio investing in an Underlying Fund receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above).  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss

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will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

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Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election.  If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long

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you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.

·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

·
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may

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change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.  The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund.  To the extent an Underlying Fund invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

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Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.  Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income.  Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.  Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of

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the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect

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whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Pre-refunded municipal securities.  A portfolio may invest in pre-refunded municipal securities.  For purposes of the Asset Diversification Test, a portfolio’s investment in pre-refunded municipal securities backed by U.S. Treasury and Agency Securities will be considered an investment in the respective U.S. Treasury and Agency Securities that were deposited in the escrow account for the securities.

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Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

·	certify that you are not subject to backup withholding, and

·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net

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interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax

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compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio’s and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the

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Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio or Underlying Fund and which seeks to maximize the value of the Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-

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party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  The Portfolio and each Underlying Fund generally disclose up to their twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio or Underlying Fund.  The Portfolio and each Underlying Fund generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

39

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Upon Request

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolio, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolio and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in

40

writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

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·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

A-23

CLASS R10 SHARES
CLASS R25 SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers seventy-seven series of shares.  Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers fifteen series of shares.  DFAIDG and DIG are collectively referred to as the “Funds” in this Statement of Additional Information (“SAI”).  This SAI relates to the Class R10 shares of one series of DFAIDG, Class R25 shares of ten series of DFAIDG and Class R25 shares of four series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

DOMESTIC EQUITY SECURITIES	INTERNATIONAL EQUITY SECURITIES
U.S. Large Cap Value Portfolio (feeder)	DFA International Value Portfolio (feeder)
Class R25 Ticker:	Class R25 Ticker:
U.S. Targeted Value Portfolio	International Core Equity Portfolio
Class R10 Ticker:	Class R25 Ticker:
Class R25 Ticker:	DFA International Small Cap Value Portfolio
U.S. Core Equity 1 Portfolio	Class R25 Ticker:
Class R25 Ticker:	International Sustainability Core 1 Portfolio
U.S. Sustainability Core 1 Portfolio	Class R25 Ticker:
Class R25 Ticker:	Emerging Markets Value Portfolio (feeder)
Class R25 Ticker:
Emerging Markets Core Equity Portfolio
Class R25 Ticker:

ALLOCATION PORTFOLIOS	FIXED INCOME SECURITIES
Global Equity Portfolio	DFA Inflation-Protected Securities Portfolio
Class R25 Ticker:	Class R25 Ticker:
Global Allocation 60/40 Portfolio
Class R25 Ticker:
Global Allocation 25/75 Portfolio
Class R25 Ticker:

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Class R10 and Class R25 Prospectus dated February 28, 2013, as amended from time to time.  The Class R10 Shares and Class R25 Shares are new classes of shares and have not commenced operations as of the date of this SAI.  The audited financial statements and financial highlights of the Institutional Class Shares of the Portfolios are incorporated by reference from the Funds’ annual reports to shareholders.  The Prospectus and annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	2
INVESTMENT LIMITATIONS	4
FUTURES CONTRACTS	6
FOREIGN CURRENCY TRANSACTIONS	7
CASH MANAGEMENT PRACTICES	7
EXCHANGE TRADED FUNDS	9
PORTFOLIO TURNOVER RATES	10
ADDITIONAL POLICIES OF THE UNDERLYING FUNDS OF THE ALLOCATION PORTFOLIOS	10
DIRECTORS AND OFFICERS	18
SERVICES TO THE FUNDS	29
ADVISORY FEES	34
PORTFOLIO MANAGERS	36
GENERAL INFORMATION	40
CODE OF ETHICS	41
SHAREHOLDER RIGHTS	41
PRINCIPAL HOLDERS OF SECURITIES	42
PURCHASE OF SHARES	42
REDEMPTION AND TRANSFER OF SHARES	42
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	43
PROXY VOTING POLICIES	58
DISCLOSURE OF PORTFOLIO HOLDINGS	60
FINANCIAL STATEMENTS	64
PERFORMANCE DATA	64

PORTFOLIO CHARACTERISTICS AND POLICIES

Each of the Portfolios identified as a “Feeder” (a “Feeder Portfolio”) seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding series of The DFA Investment Trust Company (the “Trust”) or, in the case of the Emerging Markets Value Portfolio, in the Dimensional Emerging Markets Value Fund (“Emerging Markets Value Fund” or “DEM”).  The series of the Trust and DEM are referred to as the “Master Funds.”  Each of the Allocation Portfolios is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”).  The portfolios of DFAIDG in which the Allocation Portfolios invest, which may be referred to as the “Underlying Funds,” include, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio and DFA World ex U.S. Government Fixed Income Portfolio., each a series of DFAIDG.  The U.S. Targeted Value Portfolio offers five classes of shares: Institutional Class shares, Class R1 shares, Class R2 shares, Class R10 shares and Class R25 shares.  The DFA International Value Portfolio, Emerging Markets Value Portfolio and the Allocation Portfolios each offer three classes of shares: Institutional Class shares, Class R2 shares and Class R25 shares.  The U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Sustainability Core 1 Portfolio, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Core Equity Portfolio and DFA Inflation-Protected Securities Portfolio each offer two classes of shares: Institutional Class shares and Class R25 shares.  The Institutional Class shares, Class R1 shares and Class R2 shares of the Portfolios, as applicable, are offered to qualified investors in a separate prospectus.  This SAI describes Class R10 shares and Class R25 shares.

Dimensional serves as investment advisor to the Portfolios and Master Funds, and provides administrative services to the Feeder Portfolios, U.S. Targeted Value Portfolio and the Allocation Portfolios.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to all of the Portfolios, Master Funds and Underlying Funds, including the Feeder Portfolios, through their investment in the Master Funds, and the Allocation Portfolios through their investment in the Underlying Funds.

Each of the Portfolios, Master Funds and Underlying Funds is diversified under the federal securities laws and regulations.

Because the structure of the Domestic Equity and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except DFA International Value Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see the "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by certain Portfolios and Master Funds.  For each Feeder Portfolio, the amounts include commissions paid by the corresponding Master Fund.  The Allocation Portfolios did not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds.

The following table reports brokerage commissions paid by the Portfolios and in the case of the Feeder Portfolios, their corresponding Master Funds during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

Master Fund/Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
U.S. Large Cap Value Series	$972,056	$1,579,711	$2,779,149
U.S. Targeted Value Portfolio	$923,071	$1,318,899	$1,433,780
U.S. Core Equity 1 Portfolio	$456,978	$534,618	$417,797
U.S. Sustainability Core 1 Portfolio	$29,388	$25,023	$20,394
DFA International Value Series	$1,244,974	$1,173,738	$1,550,273
International Core Equity Portfolio	$730,970	$690,290	$425,523
DFA International Small Cap Value Portfolio	$1,725,387	$1,519,715	$1,477,516
International Sustainability Core 1 Portfolio	$25,359	$26,683	$18,164
Emerging Markets Value Fund	$3,829,958	$3,833,884	$3,302,337
Emerging Markets Core Equity Portfolio	$2,267,812	$1,189,758	$779,967
The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio and an Allocation Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests substantially all of its assets and the Underlying Funds in which an Allocation Portfolio invests.

With respect to investments in fixed income instruments, a Portfolio or Underlying Fund acquires and sells securities on a net basis with dealers which are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom a Portfolio or Underlying Fund effects transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited also perform these services for The DFA International Value Series, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, DEM and Emerging Markets Core Equity Portfolio.

2

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Boards of Trustees/Directors of DFAIDG, DIG, DEM and the Trust, is prohibited from selecting brokers and dealers to effect a Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the U.S. Large Cap Value Portfolio and its Master Fund) may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2012, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, paid commissions for securities transactions to brokers which provided market price monitoring services, market studies, brokerage services and research services to the Portfolios or Master Funds as follows:

Master Fund/Portfolio	Value of Securities Transactions	Brokerage Commissions
U.S. Large Cap Value Series	$1,792,520,253	$805,427
U.S. Targeted Value Portfolio	$997,804,336	$778,184
U.S. Core Equity 1 Portfolio	$726,410,824	$405,735
U.S. Sustainability Core 1 Portfolio	$50,667,115	$27,803
DFA International Value Series	$2,061,117,332	$1,224,075
International Core Equity Portfolio	$1,266,613,050	$718,153
DFA International Small Cap Value Portfolio	$2,693,561,700	$1,622,123
International Sustainability Core 1 Portfolio	$43,469,798	$25,237
Emerging Markets Value Fund	$5,065,189,268	$3,652,663
Emerging Markets Core Equity Portfolio	$3,027,212,407	$2,131,994

A Feeder Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of its corresponding Master Fund.

Certain Portfolios or Master Funds may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of each Portfolio, or in the case of a Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2012.

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Master Fund/Portfolio	Broker or Dealer	Value of Securities
U.S. Targeted Value Portfolio	Jefferies	$1,256,576
U.S. Targeted Value Portfolio	Investment Technology Group	$1,386,531
U.S. Core Equity 1 Portfolio	Jefferies	$3,004,942
U.S. Core Equity 1 Portfolio	Investment Technology Group	$235,566
U.S. Sustainability Core 1 Portfolio	Jefferies	$48,282
U.S. Sustainability Core 1 Portfolio	Investment Technology Group	$9,000
DFA International Value Series	Instinet	$45,651,204
DFA International Value Series	Credit Suisse	$52,002,904
DFA International Value Series	Societe Generale	$57,248,328
DFA International Value Series	CA Cheuvreux	$22,383,611
International Core Equity Portfolio	Instinet	$10,654,287
International Core Equity Portfolio	Credit Suisse	$19,095,840
International Core Equity Portfolio	Societe Generale	$22,108,043
International Core Equity Portfolio	CA Cheuvreux	$6,823,761
International Core Equity Portfolio	TD Securities	$29,413,922
International Sustainability Core 1 Portfolio	Instinet	$248,523
International Sustainability Core 1 Portfolio	Credit Suisse	$573,652
International Sustainability Core 1 Portfolio	Societe Generale	$578,172
International Sustainability Core 1 Portfolio	CA Cheuvreux	$168,613
International Sustainability Core 1 Portfolio	TD Securities	$756,370
Emerging Markets Core Equity Portfolio	Akbank TAS	$16,009,402

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

4

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others; or

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The U.S. Large Cap Value Portfolio, DFA International Value Portfolio and DFA International Small Cap Value Portfolio will not:

(8)	sell securities short.

The U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, DFA International Value Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Value Portfolio and the Allocation Portfolios will not:

(9)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The U.S. Core Equity 1 Portfolio, U.S. Sustainability Core 1 Portfolio, International Core Equity Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Core Equity Portfolio and DFA Inflation-Protected Securities Portfolio will not:

(10)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations described in (5) and (9) above do not prohibit each Feeder Portfolio and each Allocation Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds or Underlying Funds, respectively.  In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests. The investment limitations of each Master Fund are similar to those of the corresponding Feeder Portfolio.  The Underlying Funds may have investment limitations that are more or less restrictive than those of the Allocation Portfolios.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

For purposes of the investment limitation described in (1) above, the Emerging Markets Value Portfolio (indirectly through its investment in its corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade.  Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.  Inasmuch as the Feeder Portfolios will only hold shares of certain Master Funds, or any Portfolio structured as a fund of funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Boards of Directors have delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors of DFAIDG or DIG, as applicable, and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitations described in (9) and (10) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S.

5

Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization.  A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government.  Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Notwithstanding any of the above investment limitations, the Emerging Markets Value Fund and Emerging Markets Core Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors or whose use is otherwise considered by such Master Fund and Portfolio to be advisable. The Emerging Markets Value Fund and Emerging Markets Core Equity Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

Unless otherwise indicated, all limitations applicable to the Portfolios’ and Master Funds’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Feeder Portfolio and to the Master Fund in which the Feeder Portfolio invests substantially all of its assets and, with respect to the Allocation Portfolios, the Underlying Funds.

All Portfolios, Master Funds and Underlying Funds, except the Global Equity Portfolio, Global Allocation 60/40 Portfolio, Global Allocation 25/75 Portfolio and DFA Inflation-Protected Securities Portfolio, may enter into futures contracts and options on futures contracts.  Such Portfolios may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio, Master Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio, Master Fund or Underlying Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio, Master Fund or Underlying Fund expects to earn income on its margin deposits.  Each Master Fund, Underlying Fund and Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Master Fund, Underlying Fund or Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Master Fund, Underlying Fund or Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Master Fund, Underlying Fund or Portfolio has entered into.

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Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio, Master Fund or Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Portfolio, Master Fund or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio, Master Fund or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio, Master Fund or Underlying Fund may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Portfolios (or in the case of Feeder Portfolios, their Master Funds) may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios and Master Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Portfolio or Master Fund, the Portfolio or Master Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, a Portfolio or Master Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

Certain Underlying Funds may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  Such Underlying Funds may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

CASH MANAGEMENT PRACTICES

All non-Feeder Portfolios, Master Funds and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, in the case of the Emerging Markets Value Fund, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the non-Feeder Portfolios, Master Funds and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

7

All the non-Feeder Portfolios, Master Funds and Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible:

Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**
U.S. Large Cap Value Series	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Targeted Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Core Equity 1 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

U.S. Sustainability Core 1 Portfolio	Money market instruments, debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds, index futures contracts, and options thereon***	20%

DFA International Value Series	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA International Small Cap Value Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

International Sustainability Core 1 Portfolio	Money market instruments, debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds, index futures contracts, and options thereon***	20%

Emerging Markets Value Fund	Money market instruments, highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	10%

Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

Global Equity Portfolio Global Allocation 60/40 Portfolio Global Allocation 25/75 Portfolio	U.S. government securities, repurchase agreements and short-term paper; affiliated and unaffiliated registered and unregistered money market funds***	5%

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Portfolios and Master Funds	Permissible Cash Investments*	Percentage Guidelines**

DFA Inflation-Protected Securities Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds***	N.A.

U.S. Core Equity 2 Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Real Estate Securities Portfolio	Fixed income obligations, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Five-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds***	N.A.

DFA Short-Term Extended Quality Portfolio	Money market instruments; debt; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%

DFA Intermediate-Term Extended Quality Portfolio	Short-term repurchase agreements; money market instruments; investment-grade debt securities; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%

DFA World ex U.S. Government Fixed Income Portfolio	Money market instruments; U.S. government obligations; U.S. government agency obligations; debt securities that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds; index futures contracts, and options thereon.***	20%
*
With respect to fixed income instruments, except in connection with corporate actions, the non-Feeder Portfolios, Master Funds and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**
The percentage guidelines set forth above are not absolute limitations, but the non-Feeder Portfolios, Master Funds and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

EXCHANGE TRADED FUNDS

The following non-Feeder Portfolios, Master Funds and Underlying Funds may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity:

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U.S. Large Cap Value Series
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Sustainability Core 1 Portfolio
DFA International Value Series
International Core Equity Portfolio
DFA International Small Cap Value Portfolio
International Sustainability Core 1 Portfolio
Emerging Markets Value Fund
Emerging Markets Core Equity Portfolio
U.S. Core Equity 2 Portfolio
DFA Real Estate Securities Portfolio

An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.  (See the Prospectus for information regarding the U.S. Sustainability Core 1 and International Sustainability Core 1 Portfolios’ environmental impact considerations).

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios, Equity Master Funds and Equity Underlying Funds with the expectation that they will be held for longer than one year.   The Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, the DFA Five-Year Global Fixed Income Portfolio and the DFA Short-Term Extended Quality Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired.  In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

ADDITIONAL POLICIES OF THE UNDERLYING FUNDS OF THE ALLOCATION PORTFOLIOS

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio – The DFA Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.  The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Portfolio.  The Advisor may adjust market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”).

U.S. Core Equity 1 Portfolio – The U.S. Core Equity 1 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® and such other securities exchanges deemed

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appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

U.S. Core Equity 2 Portfolio – The U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE Alternext US LLC or Nasdaq Global Market® and such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

International Equity Underlying Funds

International Core Equity Portfolio – The International Core Equity Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of this Portfolio, the Advisor defines the International Universe as a free float adjusted market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the International Core Equity Portfolio’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

Additionally, the Portfolio’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability. In assessing expected profitability, the Advisor may consider different ratios such as that of earnings or profits from operations relative to book value or assets.

Emerging Markets Core Equity Portfolio –  The Emerging Markets Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee, with an increased exposure to securities of small cap issuers and securities that it considers to be value securities.  In assessing value, the Advisor may consider factors such as the issuer’s securities having a high book

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value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing value are subject to change from time to time.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio – The DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign debt securities maturing in two years or less. The Two-Year Global Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Two-Year Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average length of maturity of investments will not exceed two years. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to two years from the date of settlement). Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Two-Year Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Five-Year Global Fixed Income Portfolio – The DFA Five-Year Global Fixed Income Portfolio (the “Five-Year Global Portfolio”) seeks to achieve its investment objectives by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less.  The Five-Year Global Portfolio primarily invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

It is the policy of the Five-Year Global Portfolio that the weighted average length of maturity of investments will not exceed five years. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to five years from the date of settlement).  The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.  Because many of the Portfolio’s investments will be denominated in foreign currencies, the

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Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

DFA Selectively Hedged Global Fixed Income Portfolio – The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement.  The Portfolio may selectively hedge its foreign currency risks depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. The fixed income securities in which the Selectively Hedged Global Portfolio invests are considered investment grade at the time of purchase. Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Selectively Hedged Global Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio maturity and an average portfolio duration of three years or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may hedge the currency exposure of the foreign securities by entering into foreign forward currency contracts, or leave some or all of the currency exposure unhedged, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Selectively Hedged Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Inflation-Protected Securities Portfolio – The DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio”) seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns that at least keep up with the rate of inflation over the long-term. The Inflation-Protected Portfolio ordinarily invests in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities and the credit quality such inflation protected securities will be that of such applicable U.S. government agency or instrumentality issuer.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in inflation-protected securities.  Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that

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make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during periods of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities of between five and twenty years from the date of settlement, although it is anticipated that, at times, the Portfolio will purchase securities outside of this range. The Portfolio ordinarily will have an average weighted maturity, based upon market values, of between three to twelve years.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

DFA Short-Term Extended Quality Portfolio – The DFA Short Term Extended Quality Portfolio (the “Short-Term Extended Quality Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating.  The Short-Term Extended Quality Portfolio invests with an emphasis on a universe of U.S. and foreign corporate debt securities the Advisor considers to be of extended quality as they are rated in the lower half of the investment grade spectrum (i.e., rated BBB- to A+ by Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa3 to A1 by Moody’s Investor’s Service, Inc. (“Moody’s”)).  The Portfolio will not emphasize investments in the lower half of the investment grade spectrum, however, when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio will also invest in higher-rated corporate debt securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well.

The Short-Term Extended Quality Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio duration of three years or less.  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality.

The Short-Term Extended Quality Portfolio’s investments may include foreign securities denominated in foreign currencies. The Portfolio intends to hedge any foreign currency exposure to protect against uncertainty in the level of future foreign currency rates.  The Portfolio may enter into foreign forward currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return.  The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

The Short-Term Extended Quality Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the

14

yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.    See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Intermediate-Term Extended Quality Portfolio – The DFA Intermediate-Term Extended Quality Portfolio (the “Intermediate-Term Extended Quality Portfolio) seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Intermediate-Term Extended Quality Portfolio invests with an emphasis on a universe of U.S. and foreign corporate debt securities the Advisor considers to be of extended quality as they are rated in the lower half of the investment grade spectrum (i.e., rated BBB- to A+ by S&P or Fitch or Baa3 to A1 by Moody’s. The Portfolio will not emphasize investments in the lower half of the investment grade spectrum, however, when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio will also invest in higher-rated corporate debt securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries. However, in the future, the Advisor anticipates investing in issuers located in other countries as well.

The Intermediate-Term Extended Quality Portfolio primarily invests in securities that mature within three to fifteen years from the date of settlement and maintains an average dollar-weighted portfolio duration of between three and ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality.

The Intermediate-Term Extended Quality Portfolio’s investments may include foreign securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign forward currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for non-hedging purposes as a substitute for direct investment or to allow the Portfolio to remain fully invested while maintaining the liquidity required to pay redemptions.

The Intermediate-Term Extended Quality Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies. The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. See the section entitled “Investments in the Banking Industry by Certain Fixed Income Underlying Funds” in the Portfolio’s prospectus for additional information.

DFA World ex U.S. Government Fixed Income Portfolio – The DFA World ex U.S. Government Fixed Income Portfolio (the “World ex U.S. Government Fixed Income Portfolio”) seeks its investment objective by investing in a universe of obligations issued primarily by non-U.S. government issuers and supranational organizations and their agencies having investment grade credit ratings at the time of purchase. At the present time, the Advisor expects that most investments will be made in the obligations of issuers determined by the Advisor to be associated with countries with developed markets. As a non-fundamental policy, under normal circumstances, the World ex U.S. Government Fixed Income Portfolio will invest at least 80% of its net assets in fixed income securities issued by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities.

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Generally, the World ex U.S. Government Fixed Income Portfolio will purchase fixed income securities that mature within five and fifteen years from the date of settlement. The World ex U.S. Government Fixed Income Portfolio ordinarily will have an average weighted maturity, based upon market values, of between three and ten years.

Because many of the World ex U.S. Government Fixed Income Portfolio’s investments will be denominated in foreign currencies, the World ex U.S. Government Fixed Income Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The World ex U.S. Government Fixed Income Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The World ex U.S. Government Portfolio also may invest in money market instruments, other short-term investments, U.S. government obligations, U.S. government agency obligations, and affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses. These short-term investments may include the securities of U.S. issuers.

Description of Investments of the Fixed Income Underlying Funds

The following is a description of the categories of investments, which may be acquired by the Fixed Income Underlying Funds.

Permissible Categories:
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1, 2, 4, 6-8, 10-14
Five-Year Global Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11
Short-Term Extended Quality Portfolio	1,2,4,6-8,10-14
Intermediate-Term Extended Quality Portfolio	1,2,4,6-8,10-12,14
DFA World ex U.S. Government Fixed Income Portfolio	7-8, 11

1.    U.S. Government Obligations—Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae.

3.    Corporate Debt Obligations—Nonconvertible corporate debt securities (e.g., bonds and debentures), which are issued by companies whose commercial paper is rated Prime1 by Moody’s or A1 or better by S&P or F1 or better by Fitch and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

4.    Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable

16

variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

5.    Commercial Paper—Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody’s, or F1 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

6.    Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Fixed Income Underlying Funds will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fixed Income Underlying Fund’s total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s illiquid assets policy. The Fixed Income Underlying Funds also will only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.    Foreign Government and Agency Obligations—Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

8.    Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development.

9.    Foreign Issuer Obligations—Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody’s or AA or better by Fitch.

10.    Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.    Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.

 12. Corporate Debt Obligations—Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio—Nonconvertible corporate debt securities (e.g., bonds and debentures), which have received an investment grade rating by Moody’s, Fitch, S&P or, if unrated, have been determined by the Advisor to be of comparable quality.

13.  Commercial Paper— Selectively Hedged Global Portfolio and Short-Term Extended Quality Portfolio—Rated, at the time of purchase, A3 or better by S&P or Prime3 or better by Moody’s, or F3 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

14.  Foreign Issuer Obligations—Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio—Debt securities of non-U.S. issuers that have received a rating of BBB- or better by S&P or Fitch or Baa3 or better by  Moody’s, or, if unrated, have been determined by the Advisor to be of comparable quality.

The categories of investments that may be acquired by each of the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing

17

market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

Investments in the Banking Industry by certain Fixed Income Underlying Funds

The Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio and Intermediate-Term Extended Quality Portfolio will invest more than 25% of their total respective assets in obligations of U.S. and foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading. For purposes of this policy, the Advisor considers eligible portfolio investments to be those securities that are on the Advisor’s then-current buy list that are available for purchase.  This policy can only be changed by a vote of shareholders.  When investment in such obligations exceeds 25% of the total net assets of any of these Portfolios, such Portfolio will be considered to be concentrating its investments in the banking industry. Once the Two-Year Global Portfolio, Selectively Hedged Global Portfolio or Short-Term Extended Quality Portfolio or Intermediate-Term Extended Quality Portfolio concentrates its investments in the banking industry, the Portfolio may remain concentrated in the banking industry until the purchase of new investments in the normal course of executing the Portfolio’s investment strategy results in less than 25% of the Portfolio’s total assets consisting of banking industry securities. Similarly, in applying a Portfolio’s banking industry policy, the Advisor will track the yield to maturity on eligible portfolio investments in the banking industry when the purchase of new investments  in the normal course of executing the Portfolio’s investment strategy could result in the Portfolio becoming concentrated and then will purchase such amount of eligible investments in the banking industry as would be consistent with the normal course of executing the Portfolio’s investment strategy.

The types of bank and bank holding company obligations in which the Portfolios may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper and other debt obligations issued in the United States provided such obligations meet each Portfolio’s established credit rating criteria as stated under “Description of Investments of the Fixed Income Underlying Funds.” In addition, the Portfolios are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The Portfolios may also invest in non-dollar denominated certificates.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of each Fund (each a “Board”) is responsible for establishing the Funds’ policies and for overseeing the management of each Fund.  The Board of Directors elects the officers of each Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of each Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of each Board.  Each Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of each Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for each Fund also provides the disinterested Directors with adequate influence over the governance of the Board and each Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of each Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of each Fund meets in person at least four times each year and by telephone at other times.

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At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

Each Board has four standing committees.  The Audit Committee, Nominating Committee, Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of each Fund’s accounting and financial reporting policies, the selection and nomination of candidates to each Fund’s Board and the review of the investment performance of the series of each Fund and the performance of each Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

Each Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for each Board oversees the Fund’s accounting and financial reporting policies and practices, each Fund’s internal controls, each Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board.  The Audit Committee for each Board recommends the appointment of each Fund’s independent registered public accounting firm and also acts as a liaison between each Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of each Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

Each Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Performance Committee regularly reviews and monitors the investment performance of each Fund’s series, including the Portfolios, and reviews the performance of each Fund’s service providers.  There were seven Performance Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of a Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for each Fund during the fiscal year ended October 31, 2012.

The Board of each Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board of each Fund, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund.

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With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and each Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, each Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board.  Each Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of a Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of a Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board of each Fund believes that it is in the best interests of each Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  Each Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  Each Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or

20

accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of a Fund is set forth in the tables below, including a description of each Director’s experience as a Director of a Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG–since 1983 DIG–since 1993	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	DFAIDG–since 1986 DIG–since 1993
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	DFAIDG–since 1981 DIG–since 1993
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	DFAIDG–since 2010 DIG–since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG–since 1981 DIG–since 1993
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

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Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG–since 2000 DIG–since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	DFAIDG–since 1981 DIG–since 1992
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, DEM, DFAIDG, DIG and the Trust. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC. and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	DFAIDG- since 2009 DIG- since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, the Trust and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Funds; the Trust; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	U.S. Core Equity 1 Portfolio—Over $100,000 International Core Equity Portfolio—Over $100,000	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds **
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	Global Equity Portfolio—Over $100,000 Global Allocation 60/40 Portfolio—Over $100,000 Global Allocation 25/75 Portfolio—Over $100,000	Over $100,000
Eduardo A. Repetto
U.S. Core Equity 1 Portfolio—Over $100,000
International Core Equity Portfolio—Over $100,000
Emerging Markets Core Equity Portfolio—$10,001-$50,000
DFA Inflation Protected Securities Portfolio—$50,001-$100,000
Over $100,000
**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by each Fund to the Funds’ Chief Compliance Officer for the fiscal year ended October 31, 2012.

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Name and Position	Aggregate Compensation from DFAIDG*	Aggregate Compensation from DIG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	$18,443	N/A	N/A	$220,000
John P. Gould Director	$137,827	$18,443	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	$19,284	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	$18,443	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	$18,443	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	$18,443	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	$31,053	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Funds, the Trust, and DEM (collectively, the “DFA Entities”).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.

25

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.

26

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.

27

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI, except that Directors and officers, as a group, owned approximately 1.12% of the Global Equity Portfolio and approximately 24.93% of the Global Allocation 25/75 Portfolio.

SERVICES TO THE FUNDS

Administrative Services—The Feeder Portfolios, U.S. Targeted Value Portfolio and Allocation Portfolios

The Funds have entered into administration agreements with the Advisor, on behalf of the Feeder Portfolios, U.S. Targeted Value Portfolio and each Allocation Portfolio.  Pursuant to each administration agreement, the Advisor performs various services, including:  supervision of the services provided by the Portfolio’s custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as the shareholders or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund or Underlying Funds (as applicable), and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request.  For its administrative services, the Feeder Portfolios, U.S. Targeted Value Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio are obligated to pay the Advisor a monthly fee based on average net assets equal to one-twelfth of the percentages listed below:

Portfolio	Administration Fee
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio	0.25% (a)
DFA International Value Portfolio	0.20%
Emerging Markets Value Portfolio	0.40%
Global Equity Portfolio	0.30% (b)

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Portfolio	Administration Fee
Global Allocation 60/40 Portfolio	0.25% (b)
Global Allocation 25/75 Portfolio	0.20% (b)

(a)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Class R10 and Class R25 shares of the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the expenses of the U.S. Targeted Value Portfolio’s Class R10 shares and Class R25 shares (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio’s Class R10 shares and Class R25 shares to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio’s Class R10 shares or Class R25 shares are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the annualized Portfolio Expenses of such class of the Portfolio to exceed the Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of the Class R10 shares and Class R25 shares below will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio	0.50%

(b)           Pursuant to an Amended and Restated Fee Waiver Agreement for the Global Equity Portfolio, 60/40 Portfolio and the 25/75 Portfolio, in order to limit the total administration and management fees received by the Advisor, the Advisor has agreed to waive the administration fee each Portfolio pays to the Advisor to the extent necessary to limit the proportionate share of the total combined administration fee paid by a class of each Portfolio and management fees paid by each Portfolio’s Underlying Funds to the Advisor to 0.27% of the average net assets of a class of the Global Equity Portfolio, to 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and to 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio. The maximum amount waived under this waiver is the full amount of a Portfolio’s administration fee to the Advisor.  At any time that the rate of the fees and annualized expenses of a class of a Portfolio are less than the rates listed above for such class of the Portfolio on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery does not cause the fees or expenses of such class of shares of the Portfolio to exceed the fee or expense limitations listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Amended and Restated Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios paid administrative fees to the Advisor as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

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Portfolio	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Large Cap Value Portfolio	$11,657	$11,072	$9,730
U.S. Targeted Value Portfolio	$7,088	$6,649	$4,988
DFA International Value Portfolio	$10,513	$11,024	$9,323
Emerging Markets Value Portfolio	$60,899	$55,102	$35,877
Global Equity Portfolio	$5,949(1)	$5,477 (4)	$4,382 (7)
Global Allocation 60/40 Portfolio	$3,193(2)	$2,687 (5)	$2,087 (8)
Global Allocation 25/75 Portfolio	$717(3)	$ 536 (6)	$ 393 (9)

(1)	$40 after waiver
(2)	$232 after waiver
(3)	$112 after waiver
(4)	$0 after waiver
(5)	$173 after waiver
(6)	$85 after waiver
(7)	$16 after waiver
(8)	$128 after waiver
(9)	$64 after waiver

Administrative Services—All Portfolios

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Portfolios, Underlying Funds and Master Funds.  The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of the Funds, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the non-Feeder Portfolios (except the Allocation Portfolios), the Feeder Portfolios’ Master Funds and the Underlying Funds pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a non-Feeder Portfolio, Master Fund or Underlying Fund under the fee schedule are allocated to each such non-Feeder Portfolio, Master Fund or Underlying Fund based on the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.

Each Feeder Portfolio and Allocation Portfolio is also subject to an annual fee.  The U.S. Large Cap Value Portfolio, DFA International Value Portfolio and Emerging Markets Value Portfolio are each subject to an annual fee of $20,000.  The Allocation Portfolios are each subject to an annual fee of $36,000.  The Class R10 shares and Class R25 shares of the Portfolios each pay a shareholder servicing administrative fee of $250 per month ($3,000 per year) to State Street for administrative and accounting services in connection with the assessment of shareholder services fees by the Class R10 shares and Class R25 shares.

The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

31

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the global custodian for The DFA International Value Series, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Value Fund and Emerging Markets Core Equity Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for The U.S. Large Cap Value Series, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Sustainability Core 1 Portfolio, DFA Inflation-Protected Securities Portfolio, the Feeder Portfolios and the Allocation Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

Each Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Funds by serving as the principal underwriter of the Funds’ shares.  Pursuant to each Fund’s Distribution Agreement, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Funds.  No compensation is paid by the Funds to DFAS under the Distribution Agreements.

Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have each adopted a Distribution Plan (the “Plan”) with respect to Class R10 and Class R25 shares. The Plan permits the Funds to compensate DFAS, or others, for expenses associated with the sale or servicing of such classes of shares.  Although actual distribution expenses may be more or less, under the Plan the Funds pay DFAS, on an annual basis, an amount that will not exceed the following:

0.10% of the average daily net assets of Class R10 shares of the U.S. Targeted Value Portfolio; and

0.25% of the average daily net assets of Class R25 shares of each Portfolio.

As required by Rule 12b-1, the Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Disinterested Directors”).  Under the Plan, payment may be made for, among other things, the printing of prospectuses and reports used for sales purposes; expenses of preparing and distributing sales literature (and any related expenses); advertisements; other distribution-related expenses; additional distribution fees paid to financial intermediaries or their firms or others (including retirement plan recordkeepers) who have executed agreements with a Fund, DFAS, or their affiliates; certain promotional distribution charges paid to financial intermediary firms or others; participation in certain distribution channels (otherwise referred to as marketing support), including business planning assistance; advertising; educating financial intermediaries’ personnel about each Fund and shareholder financial planning needs; placement on financial intermediaries’ lists of offered funds; access to sales meetings; shareholder meetings for class-specific matters; sales representatives and management representatives of financial intermediaries; participation in and/or presentation at conferences or seminars; sales or training programs for invited financial intermediary representatives and other employees; client and investor events and other financial intermediary-sponsored events; and ticket charges.

32

The Plan may be amended from time to time upon approval by vote of a majority of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Portfolio by vote of a majority of the Disinterested Directors, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Directors will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved, at least annually, by the vote of the Board, including the Disinterested Directors, cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Directors in approving the Plan as to the Fund, on behalf of a Portfolio, must determine that there is a reasonable likelihood that the Plan will benefit such Portfolio and its shareholders.

The Board of Directors believes that the Plan is in the best interests of the Portfolios since it encourages Portfolio growth and maintenance of Portfolio assets. As the Portfolios grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

DFAS will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Portfolio’s shares including, but not limited to, those discussed above.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Funds.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Funds and audits the annual financial statements of the Funds.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Funds. Pursuant to an Investment Advisory Agreement with each Non-Feeder Portfolio and Master Fund, the Advisor is responsible for the management of their respective assets. Additionally, pursuant to an Investment Advisory Agreement with each Feeder Portfolio, the Advisor, for no additional compensation, manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for cash management purposes and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Value Series, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, International Sustainability Core 1 Portfolio, the Dimensional Emerging Markets Value Fund and Emerging Markets Core Equity Portfolio (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those

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securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Value Series, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, International Sustainability Core 1 Portfolio, the Dimensional Emerging Markets Value Fund and Emerging Markets Core Equity Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Funds.  For the services it provides as investment advisor to each non-Feeder Portfolio (or, with respect to each Feeder Portfolio, the corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio the corresponding Master Fund).  The Advisor is paid no fee for the services it provides as investment advisor to each Allocation Portfolio and Feeder Portfolio. As shareholders of the Underlying Funds, the Allocation Portfolios pay their proportionate shares of the management fees paid to the Advisor by the Underlying Funds.  Each

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class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolios (or their corresponding Master Funds) paid management fees (to the Advisor and any sub-advisor) as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
U.S. Large Cap Value Portfolio (a)	$9,897	$ 9,440	$8,301
U.S. Targeted Value Portfolio (b)	$2,835	$2,659	$1,995
U.S. Core Equity 1 Portfolio (c)	$7,460	$5,911	$4,117
U.S. Sustainability Core 1 Portfolio (c)	$504(1)	$414 (3)	$308 (5)
DFA International Value Portfolio (a)	$13,887	$14,647	$12,890
International Core Equity Portfolio (c)	$19,970	$19,064	$14,583
DFA International Small Cap Value Portfolio	$49,872	$53,621	$46,090
International Sustainability Core 1 Portfolio (c)	$ 535(2)	$490 (4)	$354 (6)
Emerging Markets Value Portfolio (a)	$15,417	$14,009	$ 9,448
Emerging Markets Core Equity Portfolio (c)	$39,333	$27,105	$17,369
DFA Inflation-Protected Securities Portfolio (c)	$ 2,164	$ 1,630	$ 1,069

(1)           $545 after recoupment of fees previously waived
(2)      $546 after recoupment of fees previously waived
(3)      $437 after recoupment of fees previously waived
(4)           $522 after recoupment of fees previously waived
(5)           $307 after waiver
(6)           $369 after recoupment of fees previously waived

(a)           The Master Fund has more than one Feeder Portfolio and/or direct investor; the dollar amount represents the total dollar amount of management fees paid by the Master Fund to the Advisor.

(b)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Class R10 and Class R25 shares of the U.S. Targeted Value Portfolio, the Advisor has contractually agreed to waive its administration fee and investment advisory fee and to assume the expenses of the U.S. Targeted Value Portfolio’s Class R10 shares and Class R25 shares (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio’s Class R10 shares and Class R25 shares to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio’s Class R10 shares or Class R25 shares are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the annualized Portfolio Expenses of such class of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each of the Class R10 shares and Class R25 shares below will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio	0.50%

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(c)           Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment  companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of a Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for each Portfolio will remain in effect for a period of one year through February 28, 2014, and may not be terminated by the Advisor prior to that date. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Portfolios	Expense Limitation Amount
U.S. Core Equity 1 Portfolio	0.23%
U.S. Sustainability Core 1 Portfolio	0.37%
International Core Equity Portfolio	0.49%
International Sustainability Core 1 Portfolio	0.57%
Emerging Markets Core Equity Portfolio	0.85%
DFA Inflation Protected Securities Portfolio	0.20%

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, Master Funds and the Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, Master Funds and Underlying Funds based on the parameters established by the Investment Committee.  The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the category of portfolios indicated.

Domestic equity portfolios	Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

International equity portfolios	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Allocation Portfolios	Stephen A. Clark, David A. Plecha, Joseph H. Chi, Jed S. Fogdall and Joseph F. Kolerich

Fixed Income Portfolio	David A. Plecha and Joseph F. Kolerich

Other Managed Accounts

In addition to the Portfolios (and with respect to the Feeder Portfolios, the Master Fund in which a Feeder Portfolio invests substantially all of its assets) and the Underlying Funds, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The

36

following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Stephen A. Clark	·28 U.S. registered mutual funds with $59,644 million in total assets under management. ·0 unregistered pooled investment vehicles. ·0 other accounts.
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

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Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio/Master Fund/Underlying Fund and other accounts.  Other accounts include registered mutual funds (other than the Portfolios, Master Funds and Underlying Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to a Portfolio/Master Fund/Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio/Master Fund/Underlying Fund.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple Portfolios/Master Funds/Underlying Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio/Master Fund/Underlying Fund and/or Accounts.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios/Master Funds/Underlying Funds.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio/Master Fund/Underlying Fund and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio/Master Fund/Underlying Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio/Master Fund/Underlying Fund or Account, a Portfolio/Master Fund/Underlying Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios/Master Funds/Underlying Funds and Accounts.  To deal with these situations, the Advisor has adopted

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procedures for allocating portfolio transactions across multiple Portfolios/Master Funds/Underlying Funds and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios/Master Funds/Underlying Funds, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio/Master Fund/Underlying Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio/Master Fund/Underlying Fund or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Funds have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2012 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Large Cap Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None $100,001-$500,000
U.S. Targeted Value Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Core Equity 1 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
U.S. Sustainability Core 1 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
DFA International Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall	$100,001-$500,000 None None

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	Henry F. Gray	$10,001 - $50,000
International Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $0 - $10,000 $50,001 - $100,000 None
DFA International Small Cap Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	$50,001 - $100,000 $50,001 - $100,000 None $100,001 - $500,000
International Sustainability Core 1 Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None None None None
Emerging Markets Value Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $10,001 - $50,000 None $10,001 - $50,000
Emerging Markets Core Equity Portfolio	Karen Umland Joseph H. Chi Jed S. Fogdall Henry F. Gray	None $50,001 - $100,000 $10,001 - $50,000 None
Global Equity Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	None None $100,001 - $500,000 None None
Global Allocation 60/40 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	$100,001 - $500,000 None None None None
Global Allocation 25/75 Portfolio	Stephen A. Clark Joseph H. Chi Jed S. Fogdall David A. Plecha Joseph F. Kolerich	None None None None None
DFA Inflation-Protected Securities Portfolio	David A. Plecha Joseph F. Kolerich	$10,001-$50,000 $10,001-$50,000

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.  Until September 1995, the U.S. Large Cap Value Portfolio was named U.S. Large Cap High Book to Market Portfolio.  From April 1, 2001 to December 12, 2006, the U.S. Targeted Value Portfolio was known as the U.S. Small XM Value Portfolio.  Prior to April 1, 2001, the U.S. Targeted Value Portfolio was known as the U.S. 4-10 Value Portfolio.  Similarly, the Master Fund in which the U.S. Targeted Value Portfolio invested– The U.S. Targeted Value Series– was, prior to April 1, 2001, known as The U.S. 4-10 Value Series.  Effective as of March 30, 2007, the U.S. Targeted Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Targeted Value Series, the Master Fund in which the U.S. Targeted Value Portfolio invested.

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DIG was incorporated under Maryland law on March 19, 1990.  DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name.  Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992.  The Trust offers shares of its Master Funds only to institutional investors in private offerings.  Dimensional Emerging Markets Value Fund (“DEM”) was incorporated under Maryland law on January 9, 1991 and was reorganized as a Delaware statutory trust effective October 30, 2009.  DEM offers its shares only to institutional investors in private offerings.  On November 21, 1997, the shareholders of DEM approved its conversion from a closed-end management investment company to an open-end management investment company.

CODE OF ETHICS

The Funds, the Trust, DEM, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios, Master Funds and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, Master Funds and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio, Master Fund or Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of a Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  Each Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Funds, the latter being audited.

Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the relevant Fund will solicit voting instructions from the Feeder Portfolio’s shareholders with respect to the proposal.  The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders.  The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment.  With regard to a Master Fund or Underlying Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund or Underlying Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund or Underlying Fund must vote to approve the continuing existence of the Master Fund or Underlying Fund or the Master Fund or Underlying Fund will be liquidated.

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PRINCIPAL HOLDERS OF SECURITIES

Because Class R10 and Class R25 shares of the Portfolios have not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Class R10 or Class R25 of the Portfolios, as applicable, as of the date of this SAI.

Shareholder inquiries may be made by writing or calling the Funds at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Funds generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Funds are closed.

The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Funds or their transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, a Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

Each Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power

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must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund or an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes.  The U.S. Large Cap Value Portfolio, the Emerging Markets Value Portfolio, and the International Value Portfolio are Feeder Portfolios that invests all of their assets in the Master Funds which are organized as partnerships for federal income tax purposes.  The Allocation Portfolios invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio invested in a Master Fund or a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its corresponding Master Fund’s or Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from

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options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

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Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Fund-of-funds corporate structures.  In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  See “Investment in Foreign Securities – Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  In the case of a Feeder Portfolio that invests in a Master Fund or a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund or Underlying Fund.  A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  A Portfolio investing in an Underlying Fund classified as a corporation may also derive capital gains

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through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─Fund-of-funds corporate structures” above).   Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year, (i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund), or (ii) in the case of a Feeder Portfolio (or a Portfolio that invests in Underlying Funds classified as partnerships), more than 50% in value of the total assets of the Feeder Portfolio attributable from the Master Fund (or of the Portfolio attributable from the Underlying Fund), are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio (or Underlying Fund or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying

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dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund)  may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

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Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) - Shares acquired first are sold first.

·	LIFO (Last In, First Out) - Shares acquired last are sold first.

·	HIFO (Highest Cost, First Out) - Shares with the highest cost basis are sold first.

·	LOFO (Lowest Cost, First Out) - Shares with the lowest cost basis are sold first.

·	HILT (Highest Cost Long Term, First Out) - Shares with the long-term highest cost are sold first.

·	HIST (Highest Cost Short Term, First Out) - Shares with the short-term highest cost are sold first.

·	LILT (Lowest Cost Long Term, First Out) - Shares with the long-term lowest cost are sold first.

·	LIST (Lowest Cost Short Term, First Out) - Shares with the short-term lowest cost are sold first.

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·
Specific Lot Identification - Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio.   The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund or an Underlying Fund classified as a partnership) invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio, the Feeder Portfolio’s corresponding Master Fund or the Underlying Fund.  To the extent an Underlying

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Fund organized as a corporation invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

           Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio (or corresponding Master Fund) to another Portfolio or Master Fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  If the selling and purchasing portfolios are both Master Funds (i.e., both partnerships) or a Master Fund and a Portfolio (i.e., a partnership and a corporation), they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Under attribution rules, the shareholders of a Feeder Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule.  Other attribution rules may apply.

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Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of

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the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital

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distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

           Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received

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deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,

·	certify that this number is correct,

·	certify that you are not subject to backup withholding, and

·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, and with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28%  if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable

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years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

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·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28%  and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to

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verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of Directors of DIG, DFAIDG and DEM, and the Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios, Master Funds, and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios, Master Funds, and Underlying Funds, and which seeks to maximize the value of the non-Feeder Portfolios’, Master Funds’ and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios, Master Funds, and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most

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proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the non-Feeder Portfolios, Master Funds, or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios, Master Funds, or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio, Master Fund, or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the applicable Fund or the Board of Trustees of the Trust, as applicable.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the non-Feeder Portfolio, Master Fund or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund and which seeks to maximize the value of that non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of a non-Feeder Portfolio, Master Fund or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of a non-Feeder Portfolio, Master Fund or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s investment and that it is in the non-Feeder Portfolio’s, Master Fund’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a non-Feeder Portfolio, Master Fund or Underlying Fund associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a non-Feeder Portfolio, Master Fund or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

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The Advisor and the Funds have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the non-Feeder Portfolios, Master Funds and Underlying Funds; and provides reports concerning the proxies voted (“Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the non-Feeder Portfolios, Master Funds and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of Directors of DFAIDG, DIG, DEM and Board of Trustees of the Trust (collectively, the “Boards”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios, Master Funds and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios, Master Funds and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio, Master Fund and Underlying Fund generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, Master Fund or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio, Master Fund or Underlying Fund.  Each Portfolio, Master Fund and Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio, Master Fund or Underlying Fund.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated

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otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios and Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Angeles Investment Advisors	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Callan Associates	Monitoring investor exposure and investment strategy	Monthly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Capital Advisors	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Citizens Bank Wealth Management, N.A.	Monitoring investor exposure and investment strategy	Quarterly
Colonial Consulting Co.	Monitoring investor exposure and investment strategy	Monthly
Cuprum AFP	Monitoring investor exposure and investment strategy	Quarterly
DeMarche Associates, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Environmental Impact Vendor	Environmental Impact Analysis	Quarterly
Fund Evaluation Group, LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Hewitt EnnisKnupp, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Integrys Energy Group Inc.	Monitoring investor exposure and investment strategy	Upon Request
Jackson National Asset Management, LLC/Curian	Monitoring investor exposure and investment strategy	Upon Request
Jeffrey Slocum & Associates	Monitoring investor exposure and investment strategy	Upon Request
Kaiser Permanente	Monitoring investor exposure and investment strategy	Upon Request
Lipper Advisory Services, Inc.	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
Lynx Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group, Inc.	Monitoring investor exposure and investment strategy	Upon Request
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Merck & Co., Inc.	Monitoring investor exposure and investment strategy	Monthly
NEPC	Monitoring investor exposure and investment strategy	Quarterly
Omaha Fire & Police	Monitoring investor exposure and investment strategy	Monthly
Pavilion Advisory Group	Monitoring investor exposure and investment strategy	Quarterly
Pension Fund of the Christian Church (Disciples of Christ)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
R.V. Kuhns	Monitoring investor exposure and investment strategy	Monthly
Rachor Investment Advisory	Monitoring investor exposure and investment strategy	Quarterly
Rocaton Investment Advisors	Monitoring investor exposure and investment strategy	Monthly/ Quarterly
San Diego County Employees' Retirement Association	Monitoring investor exposure and investment strategy	Upon Request
Seattle City Employees' Retirement System	Monitoring investor exposure and investment strategy	Upon Request
Siemens Corporation	Monitoring investor exposure and investment strategy	Monthly
South Carolina Retirement Systems	Monitoring investor exposure and investment strategy	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Steward Capital Management	Monitoring investor exposure and investment strategy	Monthly
Strategic Investment Solutions	Monitoring investor exposure and investment strategy	Quarterly
Summit Strategies, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Towers Watson	Monitoring investor exposure and investment strategy	Monthly
University of Pittsburgh Medical Center	Monitoring investor exposure and investment strategy	Quarterly
U.S. Institutional Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly

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Recipient	Business Purpose	Frequency
Watershed Investment Consultants	Monitoring investor exposure and investment strategy	Quarterly
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly
Wilshire Associates	Monitoring investor exposure and investment strategy	Quarterly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Master Funds, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Funds, the Trust, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders, the Portfolios, Master Funds and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that (1) the Portfolio, Master Fund or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Funds and Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, a Master Fund, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio, Master Fund or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

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The Policy and its procedures are intended to provide useful information concerning the Portfolios, Master Funds and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Funds’ independent registered public accounting firm.  PwC audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Institutional Class Shares of the Portfolios for their fiscal year ended October 31, 2012, as set forth in the Funds’ annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

The audited financial statements of the U.S. Large Cap Value Series and DFA International Value Series (which are series of the Trust) and the audited financial statements of DEM for the fiscal period ended October 31, 2012, as set forth in the Trust’s and DEM’s annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports and semi-annual reports, upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

A-2

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

A-3

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-17

·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-18

·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-19

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

A-23

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

DFA Commodity Strategy Portfolio
Ticker: DCMSX

INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy series of shares. This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the DFA Commodity Strategy Portfolio (the “Portfolio”).

This SAI is not a Prospectus but should be read in conjunction with the Portfolio’s Prospectus dated February 28, 2013, as amended from time to time.  The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund’s annual reports to shareholders.  The Prospectus and annual reports can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
INVESTMENT LIMITATIONS	1
BROKERAGE TRANSACTIONS	2
INVESTMENT STRATEGIES	4
INVESTMENTS IN THE SUBSIDIARY	12
CASH MANAGEMENT PRACTICES	14
EXCHANGE TRADED FUNDS	14
DIRECTORS AND OFFICERS	14
SERVICES TO THE FUND	25
ADVISORY FEES	27
PORTFOLIO MANAGERS	28
GENERAL INFORMATION	30
CODE OF ETHICS	30
SHAREHOLDER RIGHTS	30
PRINCIPAL HOLDERS OF SECURITIES	31
PURCHASE OF SHARES	31
REDEMPTION AND TRANSFER OF SHARES	32
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	32
PROXY VOTING POLICIES	48
DISCLOSURE OF PORTFOLIO HOLDINGS	49
FINANCIAL STATEMENTS	51
PERFORMANCE DATA	51

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio.  Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The Portfolio is non-diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from:  (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities or by indices.  This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements and commodity-linked structured notes, options, and futures contracts with respect to indices or individual commodities;

(5)	engage in the business of underwriting securities issued by others;

(6)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.  Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.  For these purposes, the Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES.”  Further, pursuant to Rule 144A under the 1933 Act, the Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities.  If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets.  While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor.  For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities.  After purchase, the Board of Directors of the Fund and the Advisor will continue to monitor the liquidity of Rule 144A securities.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

For purposes of the investment limitation described in (7) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be subject to the 25% limitation.  Thus, not more than 25% of the Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization.  The Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government.  Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

The Portfolio has established a subsidiary, Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”) for the purposes of conducting its investment operations.  With respect to its investments, the wholly-owned Subsidiary of the Portfolio formed in the Cayman Islands, will follow fundamental and non-fundamental investment restrictions substantially similar to those imposed on the Portfolio by the 1940 Act as described above.  The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments that may involve leverage, the Subsidiary will comply with asset segregation requirements under the 1940 Act and the SEC’s interpretations thereof to the same extent as the Portfolio.

BROKERAGE TRANSACTIONS

The Portfolio acquires and sells securities on a net basis with dealers that are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and credit analysis ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio effects transactions.

The following table reports brokerage commissions paid by the Portfolio during the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

Portfolio	FISCAL YEAR ENDED 2012	FISCAL YEAR ENDED 2011	FISCAL YEAR ENDED 2010
DFA Commodity Strategy Portfolio1	$33,619	$26,169	NA

1	Represents the brokerage commissions for the Dimensional Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Portfolio into which the Portfolio invests.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolio will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices

2

of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for the Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests.  The Advisor also checks the rate of commission being paid by the Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries, and general economic and financial trends, and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio.

The Portfolio may purchase securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act).  The table below lists the regular brokers or dealers of the Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2012, as well as the value of such securities held by the Portfolio as of October 31, 2012.

Portfolio	Broker or Dealer	Value of Securities
DFA Commodity Strategy Portfolio	Westpac Banking Corp.	$10,273,842
DFA Commodity Strategy Portfolio	National Australia Bank Ltd.	$9,569,185
DFA Commodity Strategy Portfolio	Bank of Nova Scotia	$8,531,993
DFA Commodity Strategy Portfolio	Toronto-Dominion Bank	$5,902,933
DFA Commodity Strategy Portfolio	JPMorgan Chase & Co.	$4,064,144
DFA Commodity Strategy Portfolio	Goldman Sachs Group Inc.	$3,973,388
DFA Commodity Strategy Portfolio	BNP Paribas SA	$3,606,132
DFA Commodity Strategy Portfolio	Wells Fargo & Co.	$3,462,103
DFA Commodity Strategy Portfolio	Commonwealth Bank of Australia	$2,809,154
DFA Commodity Strategy Portfolio	BB&T Corp.	$2,271,009
DFA Commodity Strategy Portfolio	Bank of America Corp.	$2,252,878
DFA Commodity Strategy Portfolio	Citigroup Inc.	$2,040,932
DFA Commodity Strategy Portfolio	Deutsche Bank AG	$1,808,230
DFA Commodity Strategy Portfolio	HSBC Holdings PLC	$1,638,838
DFA Commodity Strategy Portfolio	Barclays Bank PLC	$1,627,629
DFA Commodity Strategy Portfolio	Credit Suisse	$1,608,271
DFA Commodity Strategy Portfolio	UBS AG	$1,511,527
DFA Commodity Strategy Portfolio	State Street Corp.	$1,507,349
DFA Commodity Strategy Portfolio	Mitsubishi UFJ Financial Group Inc.	$1,437,879
DFA Commodity Strategy Portfolio	Nomura Holdings Inc.	$1,065,401
DFA Commodity Strategy Portfolio	KeyCorp	$1,060,957

3

INVESTMENT STRATEGIES

Commodity-Linked Derivatives.  The Portfolio invests in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes.  The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

The Portfolio intends to invest in instruments that are linked to some or all of the commodity market sectors under normal market conditions.  The five principal sectors include energy, livestock, agriculture, industrial metals, and precious metals.

In selecting investments for the Portfolio, the Advisor may evaluate the underlying commodity, futures contract, index, or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Swap Agreements.  The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent the Portfolio may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The Portfolio intends to invest in commodity swap agreements.  An investment in a commodity swap agreement, for example, may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Portfolio may be either the buyer or seller in a credit default swap transaction.  If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or

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paying, as the case may be, only the net amount of the two payments.  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors of the Fund, to avoid any potential leveraging of the Portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty beyond any collateral received.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Adviser’s Investment Committee.  Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”), which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its direct investments in commodity-linked swap agreements so that the income derived from all agreements linked to commodities at the Portfolio level does not exceed 10% of the Portfolio’s gross income.

The types of swap agreements in which the Portfolio intends to invest do not involve the delivery of securities, other underlying assets, or principal.  Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to the swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive.  To the extent that the net amount payable by the Portfolio under a swap are held in a segregated account consisting of cash or liquid securities, the Portfolio and the Advisor believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

The Subsidiary will comply with the asset segregation requirements to the same extent as the Portfolio.

Commodity-Linked Notes. The Portfolio may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options.  These instruments have one or more commodity-dependent components.  They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index, or other readily measurable economic variable.  The Portfolio may invest, either directly or through investments in the Subsidiary, in commodity-linked structured notes, futures and swap agreements whose performance is linked to individual commodities or commodity indices, such as the Dow Jones-UBS Commodity Index Total Return, the S&P GSCI Commodity Index, or other similar indices, and options on them.

Limitations on Leverage.  As discussed in the Prospectus, some of the commodity-linked notes in which the Portfolio invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged derivative instruments can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Portfolio will seek to limit the amount of economic leverage the Portfolio has under any one commodity-linked note in which it invests and the leverage of the Portfolio’s overall portfolio.  The Portfolio will not invest in a commodity-linked note if, at the time of purchase:

1.	the note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index, commodity or group of commodities; or

2.	the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a derivative instrument, assuming a one percent increase in the underlying index.  In other words, for a derivative instrument with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the derivative instrument.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional

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values.  To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  The Advisor’s decision on whether to use principal protection depends in part on the cost of the protection.  In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at the maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that the instruments may lose.

The Portfolio also may invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract, or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially protected or no principal protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  The Advisor, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, the Advisor may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract, or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Advisor believes are relevant.

Regulatory Aspects.  Certain structured notes and swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission.  To qualify for this exemption, a structured note or swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible structured note or swap transaction must meet three conditions.  First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms.  Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.  The Portfolio may invest in commodity-linked structured notes or swap

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agreements and other commodity-linked instruments that qualify for exclusion from regulation under the CEA and the regulations adopted thereunder.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 that recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Futures Activities

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. The Portfolio invests in futures contracts on individual commodities or commodity indices and options on them through the Portfolio’s investment in the Subsidiary. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate, or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies.

Futures Contracts. A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Except for commissions, no consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its futures commission merchant an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Portfolio also will incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount

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of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds. To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of the Portfolio’s shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid

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for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally.  The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as the movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions and there can be no assurance that the use of these transactions will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options and Currency Exchange Transactions.  The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indices for hedging purposes. The Portfolio may enter into futures contracts and options on futures contracts on securities, securities and commodity indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Currency Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Portfolio will conduct

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its currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currency.  The Portfolio may also enter into currency futures contracts or options on such contracts (as described below) or purchase exchange-traded currency options.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio either may sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset the Portfolio’s contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

Currency Options. The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging. The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of the Portfolio’s portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value including accrued interest to the forward date (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time currency hedges also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level the Portfolio anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, the values will not reflect other factors that may affect the

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value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Commodities and Securities Index Options. The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on commodities and securities indexes.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.

Some commodities index options are based on a broad market index, such as the Dow Jones-UBS Commodity Index, or a narrower sub-index covering a single commodity or a themed basket of commodities.

Options on commodities and securities indexes are similar to options on commodities and securities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of commodities or securities, respectively, at a specified price, an option on a commodities or securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Receipt of this cash amount will depend upon the closing level of the commodities or securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Commodities and securities index options may be offset by entering into closing transactions as described above for commodities and securities options.

Uncovered Options Transactions. The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities. When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio generally will be able to realize the value of a dealer option the Portfolio has purchased only by exercising the option or reselling the option to the dealer who issued the option. Similarly, when the Portfolio writes a dealer option, the Portfolio generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, the Portfolio will not be able to liquidate securities

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(or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Asset Coverage for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures. The Portfolio will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; swap agreements; options written by the Portfolio on commodities, currencies, securities and commodity and security indexes; and currency, interest rate and commodity and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. The Subsidiary will comply with these asset segregation requirements to the same extent as the Portfolio.

For example, a call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of the put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

INVESTMENTS IN THE SUBSIDIARY

The Portfolio may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary, as determined at the time of investment.  Under normal market conditions the Portfolio intends to invest between 15% and 25% of its assets in the Subsidiary, provided, however, that if future regulatory or legislative changes alter the tax treatment of commodity-linked derivatives, the Portfolio may no longer invest in the Subsidiary. Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Taxation of the Portfolio and its Shareholders–Investments in Commodities.”  The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio.  The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them.  These investments are subject to substantially similar fundamental, non-fundamental, and certain other investment restrictions as imposed on the Portfolio by the 1940 Act, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to substantially similar compliance policies and procedures, as the policies and procedures adopted by the Portfolio pursuant to the 1940 Act.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.  Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary.  To the extent that the Advisor believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio may invest in the Subsidiary.  The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

12

The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices.  Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures.  The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates, or contract months than those specified by a particular commodity index.  As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index.  The Portfolio or the Subsidiary also may overweight or underweight its exposure to a particular commodity index or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.  The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.  To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis.  Pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.  Pursuant to Sub-Advisory Agreements with the Advisor, each of DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, and Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company organized under the laws of England, may have the authority and responsibility to select brokers and dealers to execute securities transactions for the Subsidiary.  The duties of each of DFA Australia and DFAL may include the maintenance of a trading desk for the Subsidiary and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the Subsidiary and reviews the trading process and the execution of securities transactions.  The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Subsidiary and may delegate this task, subject to the Advisor’s own review, to DFA Australia and/or DFAL.  DFA Australia may maintain and furnish to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the subsidiary as well as making recommendations and elections on corporate actions.  DFAL may maintain and furnish to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Subsidiary as well as making recommendations and elections on corporate actions.  DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.  The Subsidiary has entered into an administration agreement with the Advisor pursuant to which the Advisor provides certain administrative services to the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The financial statements of the Subsidiary will be included in the Portfolio’s future annual and semi-annual reports (which will include the Subsidiary’s full audited financial statements and unaudited financial statements, respectively) provided to Portfolio shareholders.  Copies of the reports are provided without charge upon request.

The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in the Prospectus or this SAI, is not subject to all of the investor protections of the 1940 Act.  However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary both are managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary.  As noted above, the Subsidiary will be subject to substantially similar investment restrictions and limitations, and follow substantially similar compliance policies and procedures, as required of the Portfolio by the 1940 Act.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI, and could adversely affect the Portfolio.  For example, the Cayman Islands currently does not impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on

13

the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders likely would suffer decreased investment returns.

CASH MANAGEMENT PRACTICES

The Portfolio may engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, the Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio may invest cash in short-term repurchase agreements.  In addition, the Portfolio may invest, under normal circumstances, up to 20% of its assets in money market instruments, highly liquid debt securities, freely convertible currencies; and affiliated and unaffiliated registered and unregistered money market funds.  With respect to fixed income instruments, except in connection with corporate actions, the Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.  Investments in money market mutual funds may involve duplication of certain fees and expenses.  The percentage guideline set forth above is not an absolute limitation, but the Portfolio does not exceed this guideline under normal circumstances.

EXCHANGE TRADED FUNDS

The Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolio invests are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When the Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.

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At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee, Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, Edward P. Lazear, John P. Gould and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

15

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or

16

accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

17

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

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Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, DEM, DFAIDG, DIG and the Trust.  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, the Trust, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; Dimensional Investment Group Inc. (“DIG”); The DFA Investment Trust Company (the “Trust”); and Dimensional Emerging Markets Value Fund (“DEM”).  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

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Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**
As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts

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deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.

21

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).

22

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

23

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, the Directors and officers as a group owned less than 1% of the outstanding stock of the Portfolio.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund,

25

and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolio pays State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on the Portfolio’s pro-rata portion of the aggregate average net assets of the Fund Complex.

The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodian

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the Portfolio.

The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio. Pursuant to an Investment Advisory Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio’s assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Portfolio. DFA Australia’s duties include the

26

maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the Portfolio, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. DFAL’s duties include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolio or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Portfolio paid management fees (to the Advisor and any sub-advisor) as set forth in the following table (the dollar amount is shown prior to any fee waivers by the Advisor):

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	FISCAL YEAR ENDED 2012 (000)	FISCAL YEAR ENDED 2011 (000)	FISCAL YEAR ENDED 2010 (000)
DFA Commodity Strategy Portfolio (a)	$1,1601	$6252	NA

1      $988 after waiver
2      $521 after waiver

(a)
The Portfolio commenced operations on November 9, 2010. Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to no more than 0.55% of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee.  David A. Plecha and Joseph F. Kolerich are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, the portfolio manager manages:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

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Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolio.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

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·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolio as of October 31, 2012 is set forth in the chart below.

DFA Commodity Strategy Portfolio	David A. Plecha Joseph F. Kolerich	$10,001-$50,000 None

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and its shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

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With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the portfolio or class of shares of the portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

DFA COMMODITY STRATEGY PORTFOLIO

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104	46.30%

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	29.27%

Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	10.19%
____________________________________

*           Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

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The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of the Portfolio to another person by making a written request to the Advisor who will transmit the request to the transfer agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Code and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply,  or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code.  If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

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Undistributed capital gains.  The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%).  If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  See “Investment in Foreign Securities – Pass-through of foreign tax credits” below.

Investments in Commodities

The Portfolio invests in commodity-linked derivatives and the stock of its own wholly-owned subsidiary (the “Subsidiary”) to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, the commodity-linked derivatives and the income earned thereon must be taken into account by the Portfolio in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.

Distribution Requirement.  The Portfolio intends to distribute income from the Subsidiary and commodity-linked notes each year to avoid entity-level tax and qualify for taxation as a regulated investment company.  The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio.  As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Portfolio.   Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.  The Subsidiary likely will also be classified as a PFIC as defined below in “Investment in Foreign Securities  - PFIC Investments” but the CFC rules supersede the PFIC rules.

Income Requirement.  As described above, the Portfolio must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company.  Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions - Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Portfolio’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the Portfolio has received a Private Letter Ruling from the IRS confirming that income from a form of commodity-linked note is qualifying income for these purposes. In addition, the Portfolio has received a Private Letter Ruling from the IRS confirming that income derived from its Subsidiary will be qualifying

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income, even if the Subsidiary invests in commodity-linked swaps, regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary.  The IRS has issued a number of similar letter rulings, which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives such as the Subsidiary, constitutes qualifying income. However, the IRS has suspended issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Portfolio’s use of commodity-linked notes, or its Subsidiary, it could limit  the Portfolio’s ability to pursue its investment strategy and it might not qualify as a regulated investment company for one or more years. In this event, the Portfolio’s Board may authorize a significant change in investment strategy or Portfolio liquidation. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Income Requirement, which, in general, are limited  to those due to reasonable cause and not willful neglect. The Portfolio also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of the Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above under “Taxation of the Portfolio ─Qualification as a regulated investment company.”

Asset Diversification Test.  For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

Taxation of the Subsidiary.  On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts.  It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  A portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.

 At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

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PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio  may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.  Also, see “Investments in Commodities” with respect to the investment in the Subsidiary.

Information on the Amount and Tax Character of Distributions

           The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

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Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) – Shares acquired first are sold first.
·	LIFO (Last In, First Out) – Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) – Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) – Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long Term, First Out) – Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short Term, First Out) – Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long Term, First Out) – Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short Term, First Out) – Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification – Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

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The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  Additionally, income from the Subsidiary will not be eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to

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certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums

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are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

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Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

 Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a

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partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  See “Taxation of the Portfolio — Qualification as a regulated investment company.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent Revenue Ruling, as well as in a number of follow-on private letter rulings (upon which only the portfolio that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this Statement of Additional Information, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance that adversely affects the tax treatment of a portfolio’s use of commodity-linked notes, or a corporate subsidiary, the portfolio may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure.  In addition, a portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which a portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the portfolio must continue to satisfy to maintain its status as a regulated investment company. A portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. In lieu of potential disqualification, a portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

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Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

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Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

 Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.  In the unlikely

46

event a sale of Portfolio shares results in FIRPTA gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.”  As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly

47

change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio’s investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits

48

of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information.  The Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website,

49

http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding the industry allocations of the Portfolio.  The Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Bank of New York	Monitoring investor exposure and investment strategy	Upon Request
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
CTC Consulting, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Fund Evaluation Group, LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Transfer Agent	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly
Wurts & Associates	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  Neither the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand,

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and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that:  (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm.  PwC audits the Fund’s annual financial statements.  The audited financial statements and financial highlights of the Portfolio for their fiscal period ended October 31, 2012, as set forth in the Fund’s annual reports to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the annual reports, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are

51

 prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

A-1

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013
(as supplemented on May 6, 2013)

Global Fixed Income (GBP Hedge) Portfolio

INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”) is an open-end management investment company that offers seventy series of shares. This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the Global Fixed Income (GBP Hedge) Portfolio (the “Portfolio”).

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolio, dated February 28, 2013, as amended from time to time. As of the date of this SAI, the Portfolio has not yet commenced operations. No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2012. The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	4
CREDIT DEFAULT SWAPS	4
FOREIGN CURRENCY TRANSACTIONS	5
CASH MANAGEMENT PRACTICES	6
PORTFOLIO TURNOVER RATES	6
DIRECTORS AND OFFICERS	7
SERVICES TO THE FUND	18
ADVISORY FEES	19
PORTFOLIO MANAGERS	20
GENERAL INFORMATION	22
CODE OF ETHICS	22
SHAREHOLDER RIGHTS	22
PRINCIPAL HOLDERS OF SECURITIES	23
PURCHASE OF SHARES	23
REDEMPTION AND TRANSFER OF SHARES	23
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	24
PROXY VOTING POLICIES	37
DISCLOSURE OF PORTFOLIO HOLDINGS	39
FINANCIAL STATEMENTS	41
PERFORMANCE DATA	41

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolio.

The Portfolio is a “fund of funds” and generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”). The Underlying Funds in which the Portfolio may invest include: DFA Five-Year Global Fixed Income Portfolio, the DFA Short-Term Extended Quality Portfolio, the DFA Two-Year Global Fixed Income Portfolio, the DFA World ex U.S. Government Fixed Income Portfolio and the DFA One-Year Fixed Income Portfolio. Each Underlying Fund is a series of the Fund. In addition to investments in the Underlying Funds, the Portfolio is permitted to invest directly in securities.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and Underlying Funds. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. Unless otherwise indicated, the following information applies to the Portfolio and Underlying Funds.

The Portfolio and Underlying Funds are diversified under the federal securities laws and regulations.

The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment. Additionally, if the Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio. For more information on the Portfolio’s specific 80% policy, see the “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolio and Underlying Funds with respect to brokerage commissions. The Portfolio and Underlying Funds will incur brokerage costs when engaging in portfolio transactions for securities. However, as a fund of funds, the Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

With respect to investments in fixed income instruments, the Portfolio or Underlying Funds acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio or Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolio or Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Portfolio or Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio or Underlying Funds invest.  The Advisor also checks the rate of commission, if any, being paid by the Portfolio or Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited may perform these services for the Portfolio and certain Underlying Funds.

Subject to the duty of the Portfolio or Underlying Funds to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio or Underlying Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or Underlying Funds or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio and Underlying Funds.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

2

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Portfolio. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations, the Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio. The Portfolio does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio only holds shares of Underlying Funds, the Portfolio does not intend to lend those shares.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets. Further, pursuant to Rule 144A under the Securities Act of 1933, the Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

# 1221566  v. 3

3

FUTURES CONTRACTS

Each Underlying Fund, except the DFA One-Year Fixed Income Portfolio, may enter into futures contracts and options on future contracts to gain market exposure on the Underlying Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Underlying Fund expects to earn income on its margin deposits. Each Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, an Underlying Fund would continue to be required to make variation margin deposits. In such circumstances, if an Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. Pursuant to published positions of the SEC and interpretations of the staff of the SEC, an Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts. These requirements are designed to limit the amount of leverage that an Underlying Fund may use by entering into futures transactions.

CREDIT DEFAULT SWAPS

The DFA Short-Term Extended Quality Portfolio also may enter into credit default swap agreements. The Underlying Fund may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Underlying Fund may be either the buyer or the seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may lose its

4

investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Underlying Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Underlying Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Underlying Fund. When the Underlying Fund acts as a seller of a credit default swap, the Underlying Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Fund do not believe that the Underlying Fund’s obligations under swap contracts are senior securities and, accordingly, the Underlying Fund will not treat them as being subject to the Underlying Fund’s borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Underlying Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Underlying Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions. To the extent that the Underlying Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Underlying Fund has valued the swap, the Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Underlying Fund’s net assets.

FOREIGN CURRENCY TRANSACTIONS

Each Underlying Fund, except the DFA One-Year Global Fixed Income Portfolio, may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates. Each Underlying Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Each Underlying Fund, except DFA One-Year Global Fixed Income Portfolio, also may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The Global Fixed Income (GBP Hedge) Portfolio may enter into forward foreign currency contracts to hedge the U.S. dollar exposure of the Portfolio’s investments into British pound sterling. The Underlying Funds and Portfolio may enter into a forward contract to buy or sell the amount of currency approximating the value of some or all of the portfolio securities quoted or denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in such currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

5

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, the Portfolio or Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, each of the Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio and Underlying Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

Portfolio and Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
Global Fixed Income (GBP Hedge) Portfolio	Money market instruments; debt; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.***	20%
DFA One-Year Fixed Income Portfolio	Affiliated and unaffiliated registered or unregistered money market funds***	N.A.
DFA Two-Year Global Fixed Income Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
DFA Five-Year Global Fixed Income Portfolio	Index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
DFA Short-Term Extended Quality Portfolio	Money market instruments; debt; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds.***	20%
DFA World ex U.S. Government Fixed Income Portfolio	Money market instruments; U.S. government obligations; U.S. government agency obligations; debt; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds.***	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations, but the Portfolio and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

PORTFOLIO TURNOVER RATES

The DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Short-Term Extended Quality Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

6

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors. David G. Booth, an interested Director, is Chairman of the Board. The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management. The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers. The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors. The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board. The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolio, and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

7

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund

8

Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting. The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).

9

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee/Director, UBS Funds (4 investment companies within the fund complex) (52 portfolios) (since 2009).

10

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below. Because the Portfolio has not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

11

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of

12

the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear). A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, DFAITC, and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).

16

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

17

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.The Portfolio is also subject to an annual fee of $36,000.

The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodian

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

18

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio. Pursuant to an Investment Advisory Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio’s assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Portfolio. DFA Australia’s duties include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the Portfolio, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. DFAL’s duties include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolio or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor. Mr. Booth

19

also serves as Director and officer of the Fund. For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. As of the date of this SAI, the Portfolio has not commenced operations, so the Portfolio has not paid any management fees.

Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.25% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the “Underlying Funds”). In addition, under the Fee Waiver and Expense Assumption Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.50% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. At any time that the Portfolio’s annualized Portfolio Expenses are less than the Portfolio’s Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. David A. Plecha and Joseph F. Kolerich coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Investments in Each Portfolio

 Because the Portfolio had not commenced operations prior to the end of the most recently completed fiscal year, the portfolio managers did not own any shares of the Portfolio.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
Global Fixed Income (GBP Hedge) Portfolio	David A. Plecha Joseph F. Kolerich	None None

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.
·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

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Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts. Other accounts include registered mutual funds (other than the Portfolio in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to the Portfolio or an Underlying Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio or an Underlying Fund. Actual or apparent conflicts of interest include:

·
Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible

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portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.
·
Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

 CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, DFA Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s

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bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio, which is currently sold at net asset value. Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

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Shareholders may transfer shares of the Portfolio to another person by making a written request to the Advisor who will transmit the request to the Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which the Portfolio invests is organized for federal income tax purposes. The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to the Portfolio includes its pro rata share of the dividends and distributions paid by its Underlying Funds.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to,

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gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

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Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below). A “qualified late year loss” includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures. In the case of a Portfolio that invests in Underlying Funds, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund.  If shares of an Underlying Fund are

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purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see “U.S. Government Securities” below”).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund  (see “Qualified Dividend Income for Individuals” and “Dividends Received Deduction for Corporations” below).   A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio.  See “Investment in Foreign Securities—Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. A Portfolio investing in an Underlying Fund receives income generally in the form of dividends. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─ Fund-of-funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.

At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits. If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund-of-funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Portfolio’s ordinary income

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distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund)  may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio(or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

·	FIFO (First In, First Out) ¾ Shares acquired first are sold first.
·	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.
·	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.
·	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.
·	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.
·	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.
·	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.
·	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.
·
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and

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then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS. However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund. To the extent an Underlying Fund invests in U.S. government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day

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period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income. Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the Underlying Funds is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties. If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios. Other attribution rules may apply.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt

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obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

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Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Pre-refunded municipal securities. A portfolio may invest in pre-refunded municipal securities. For purposes of the Asset Diversification Test, a portfolio’s investment in pre-refunded municipal securities backed by U.S. Treasury and Agency Securities will be considered an investment in the respective U.S. Treasury and Agency Securities that were deposited in the escrow account for the securities.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,

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·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends. With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be either to forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends.

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Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28%  and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

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Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor. The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio’s and Underlying Funds’ investments. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines. Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates. If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the

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Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio or Underlying Fund and which seeks to maximize the value of the Portfolio’s or Underlying Fund’s investments. In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Fund to refrain from exercising proxy voting rights. The Advisor may determine that voting is not in the best interest of the Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio or Underlying Fund associated with voting. The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote. In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio and Underlying Funds; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions. In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

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Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio and each Underlying Fund generally disclose up to their twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month. This online disclosure may also include information regarding the industry allocations of the Portfolio or Underlying Fund. The Portfolio and each Underlying Fund generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients. Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio or Underlying Fund. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination. Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
Wescott Financial Advisory Group	Monitoring investor exposure and investment strategy	Monthly
In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolio, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders, the Portfolio and Underlying Funds, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of

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Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-19

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

A-20

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

 February 28, 2013
(as supplemented on May 6, 2013)

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to four series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

Domestic Securities	International Securities

U.S. Large Cap Growth Portfolio Ticker: DUSLX	International Large Cap Growth Portfolio Ticker: DILRX
U.S. Small Cap Growth Portfolio Ticker: DSCGX	International Small Cap Growth Portfolio Ticker: DISMX
Institutional Class Shares

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Institutional Class Shares of the Portfolios, dated February 28, 2013, as amended from time to time.  As of October 31, 2012, the Portfolio had not yet commenced operations. No financial information is shown for the Portfolio in the Funds’ annual report for the fiscal year ended October 31, 2012. The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
BROKERAGE TRANSACTIONS	1
INVESTMENT LIMITATIONS	2
FUTURES CONTRACTS	3
FOREIGN CURRENCY TRANSACTIONS	4
CASH MANAGEMENT PRACTICES	4
EXCHANGE TRADED FUNDS	5
DIRECTORS AND OFFICERS	5
SERVICES TO THE FUND	16
ADVISORY FEES	18
PORTFOLIO MANAGERS	19
GENERAL INFORMATION	21
CODE OF ETHICS	21
SHAREHOLDER RIGHTS	22
PRINCIPAL HOLDERS OF SECURITIES	22
PURCHASE OF SHARES	23
REDEMPTION AND TRANSFER OF SHARES	23
TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS	24
PROXY VOTING POLICIES	38
DISCLOSURE OF PORTFOLIO HOLDINGS	40
FINANCIAL STATEMENTS	42
PERFORMANCE DATA	42

i

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolios.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.  This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each Portfolio.  The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio's specific 80% policy, see each Portfolio's "PRINCIPAL INVESTMENT STRATEGIES" section in the Prospectus.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios with respect to brokerage commissions.  The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution.  In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests.  The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.  Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios.

Subject to the duty of the Portfolios to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

1

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries, and general economic and financial trends, and other research services.  The investment advisory agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission  (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6)	engage in the business of underwriting securities issued by others;

(7)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio.  The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities.

2

Each Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of a Portfolio’s net assets.  Further, pursuant to Rule 144A under the Securities Act of 1933, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid assets. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. government or its agencies or instrumentalities to be investments in an “industry.”  However, management currently considers securities issued by a foreign government (but not the U.S. government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Portfolio’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management could consider such a company to be within the particular industry and, therefore, the Portfolio will invest in the securities of such a company only if the Portfolio can do so under the Portfolio’s policy of not being concentrated in any single industry.

Unless otherwise indicated, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

All Portfolios may enter into futures contracts and options on futures contracts to gain market exposure on the Portfolio’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  Each Portfolio expects to earn income on its margin deposits.  Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of the portfolio of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio has entered into.

3

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make variation margin deposits.  In such circumstances, if a Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, a Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that a Portfolio may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The International Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

Each Portfolio may invest cash in short-term repurchase agreements.  In addition, each Portfolio may invest a portion of its assets, ordinarily not more than 20%, in money market instruments, highly liquid debt securities, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon.  Investments in money market mutual funds may involve a duplication of certain fees and expenses.  The 20% guideline is not an absolute limitation, but each Portfolio does not expect to exceed this guideline under normal circumstances.

4

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested directors.   The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested

5

Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meeting held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Abbie J. Smith and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing Portfolios of the Fund, and discusses and recommends possible enhancements to the Portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Portfolio, and (iv) considers issues relating to investment services for each Portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

6

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

7

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965).  Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004).  Formerly, Director of UNext Inc. (1999-2006).  Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984).  Consultant to Morningstar, Inc. (since 2006).  Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).  Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).  Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).  Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

8

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee/Director, UBS Funds (4 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007).  Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company).  Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC.  Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

9

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DEM, DFAIDG, DIG, DFAITC and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC.  Chief Investment Officer, Vice President and Director of DFA Australia Limited.  Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Funds I Ltd.
				104 portfolios in 4 investment companies	None
1      Each Director holds office for an indefinite term until his or her successor is elected.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth
U.S. Large Cap Growth Portfolio— Over $100,000
U.S. Small Cap Growth Portfolio— Over $100,000
International Large Cap Growth Portfolio— Over $100,000
International Small Cap Growth Portfolio— Over $100,000
Over $100,000
Eduardo A. Repetto	U.S. Large Cap Growth Portfolio— Over $100,000 International Large Cap Growth Portfolio— Over $100,000	Over $100,000
**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all

10

four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows: $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFAIDG, DIG, DFAITC, and DEM (collectively, the “DFA Entities”).

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.

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Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.

13

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.

14

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).

15

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

As of January 31, 2013, the Directors and officers as a group owned approximately 73.04% of the U.S. Large Cap Growth Portfolio, approximately 93.58% of the U.S. Small Cap Growth Portfolio, approximately 90.68% of the International Large Cap Growth Portfolio, and approximately 92.17% of the International Small Cap Growth Portfolio.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolios.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio’s pro-rata portion of the aggregate average net assets of the Fund Complex.

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The Portfolios also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the International Portfolios.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Domestic Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Advisory Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (each a “DFA Australia Sub-Advised Fund”). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia

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Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“ DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Large Cap Growth Portfolio and the International Small Cap Growth Portfolio (each a “DFAL Sub-Advised Fund”). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions. DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolios or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients. The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference. Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers. Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of the date of this SAI, the Portfolios have not commenced operations, so the Portfolios have not paid any management fees.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-

18

six months before the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement for the Portfolios will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date.  The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Portfolio	Expense Limitation Amount

U.S. Large Cap Growth Portfolio	0.20%
U.S. Small Cap Growth Portfolio	0.40%
International Large Cap Growth Portfolio	0.30%
International Small Cap Growth Portfolio	0.55%

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, including running buy and sell programs based on the parameters established by the Investment Committee.  The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio	Joseph H. Chi, Jed S. Fogdall and Henry F. Gray
International Large Cap Growth Portfolio and International Small Cap Growth Portfolio	Karen E. Umland, Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Karen E. Umland
·56 U.S. registered mutual funds with $77,359 million in total assets under management.
·9 unregistered pooled investment vehicles with $2,069 million in total assets under management.
·31 other accounts with $10,578 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under

19

management, of which one account with $352 million in assets may be subject to a performance fee.
Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Henry F. Gray
·90 U.S. registered mutual funds with $142,183 million in total assets under management.
·15 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to a Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by a Portfolio.  Actual or apparent conflicts of interest include:

·	Time Management. The management of multiple Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or Account.

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The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one Portfolio and/or Account.  However, positions in the same security may vary and the length of time that any Portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or Account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple Portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the Portfolios the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Portfolio

Because the Portfolios have not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolios.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.  The Fund generally offers shares of the Portfolios only to institutional investors and clients of registered investment advisers.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, DFA Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios.  The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to

21

any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2013, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio:

U.S. Large Cap Growth Portfolio

National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	86.94%

Charles Schwab & Company, Inc. * 101 Montgomery Street San Francisco, CA 94104	11.29%

U.S. Small Cap Growth Portfolio

National Financial Services LLC*1	93.89%

Charles Schwab & Company, Inc. *1	5.06%

International Large Cap Growth Portfolio

National Financial Services LLC*1	92.41%

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Charles Schwab & Company, Inc. *1	6.81%

International Small Cap Growth Portfolio

National Financial Services LLC*1	92.53%

Charles Schwab & Company, Inc. *1	6.30%

________________________
*Owner of record only (omnibus).
1 See address for shareholder previously listed above.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.  Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of a Portfolio, which is currently sold at net asset value.  Any such charges will be described in the Prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of any Portfolio to another person by making a written request to the Advisor, who will transmit the request to the transfer agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if

23

any, which are subject to the transfer.  The signature on the letter of request, the stock certificate, or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”).  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

·
Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

·
Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies)

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or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is

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subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Distributions of Capital Gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
·
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to

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shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by a portfolio. See “Investment in Foreign Securities ¾ Pass-through of foreign tax credits” below.

Distributions of Net Investment Income

The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in securities corporations, a portion of the income dividends paid to shareholders by a Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions ¾ Investments in U.S. REITs” below).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

 At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its

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shareholders their pro rata share of foreign income taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions ¾ Securities lending” below.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio  is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

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Medicare Tax

The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information.  The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

•	FIFO (First In, First Out) ¾ Shares acquired first are sold first.

•	LIFO (Last In, First Out) ¾ Shares acquired last are sold first.

•	HIFO (Highest Cost, First Out) ¾ Shares with the highest cost basis are sold first.

•	LOFO (Lowest Cost, First Out) ¾ Shares with the lowest cost basis are sold first.

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•	HILT (Highest Cost Long Term, First Out) ¾ Shares with the long-term highest cost are sold first.

•	HIST (Highest Cost Short Term, First Out) ¾ Shares with the short-term highest cost are sold first.

•	LILT (Lowest Cost Long Term, First Out) ¾ Shares with the long-term lowest cost are sold first.

•	LIST (Lowest Cost Short Term, First Out) ¾ Shares with the short-term lowest cost are sold first.

•
Specific Lot Identification ¾ Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request.  The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Portfolio in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and,  in the case of covered shares, to the IRS.  However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.  Other attribution rules may apply.

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Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.  If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in

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character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities ¾ PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio ¾ Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity

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U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions ¾ Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).  For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP.  Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received

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deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28%  if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), a

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short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

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·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such  Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a

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non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates.  If a Corporate Governance

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Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of a Portfolio.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of a Portfolio and which seeks to maximize the value of the Portfolio’s investments. In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. The Advisor may determine that voting is not in the best interest of a Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Portfolio associated with voting. The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of a Portfolio; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service

39

providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) on the Advisor’s website at http://www.dimensional.com and (ii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information.  Each Portfolio generally discloses up to its twenty-five largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month.  This online disclosure may also include information regarding a Portfolio’s industry allocations.  Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for a Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Upon Request
BNY Mellon Performance & Risk Analytics, LLC	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Fund Evaluation Group LLC	Monitoring investor exposure and investment strategy	Upon Request
Gray & Company (Chicago)	Monitoring investor exposure and investment strategy	Upon Request
Pricing Service Vendor	Fair Value Information Services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily
In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other.  In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other

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investment positions.  “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolios have not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolios.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

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·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

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·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

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▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research

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report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A-21

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

A-22

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400
STATEMENT OF ADDITIONAL INFORMATION

March 24, 2013
(as supplemented on May 6, 2013)

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers seventy-seven series of shares.  This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the DFA VA Global Moderate Allocation Portfolio (the “Portfolio”).  The shares of the Portfolio are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts.

This SAI is not a prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolio, datedMarch 24, 2013, as amended from time to time.  As of the date of this SAI, the Portfolio had not yet commenced operations.  No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2012.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
INVESTMENT LIMITATIONS	1
ADDITIONAL POLICIES OF THE UNDERLYING FUNDS	2
BROKERAGE TRANSACTIONS	8
FUTURES CONTRACTS	9
FOREIGN CURRENCY TRANSACTIONS	10
CASH MANAGEMENT PRACTICES	10
EXCHANGE TRADED FUNDS	12
DIRECTORS AND OFFICERS	12
SERVICES TO THE FUND	22
ADVISORY FEES	24
PORTFOLIO MANAGERS	24
GENERAL INFORMATION	26
CODE OF ETHICS	27
SHAREHOLDER RIGHTS	27
PRINCIPAL HOLDERS OF SECURITIES	27
PURCHASE AND REDEMPTION OF SHARES	27
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	28
PROXY VOTING POLICIES	28
DISCLOSURE OF PORTFOLIO HOLDINGS	35
FINANCIAL STATEMENTS	37
PERFORMANCE DATA	37

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PORTFOLIO CHARACTERISTICS AND POLICIES

The Portfolio described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”).  The Underlying Funds in which the Portfolio may invest include: U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, VA U.S. Large Value Portfolio, DFA Real Estate Securities Portfolio, International Core Equity Portfolio, VA International Value Portfolio, Emerging Markets Core Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA Two-Year Global Fixed Income Portfolio, each a series of the Fund.  The Portfolio offers two classes of shares: Class L10 shares and Institutional Class shares.  The Class L10 shares are offered to qualified investors in a separate prospectus.  This SAI describes the Institutional Class shares of the Portfolio.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and the Underlying Funds.  Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus.  Unless otherwise indicated, the following information applies to the Portfolio and all of the Underlying Funds.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

The Portfolio and each of the Underlying Funds is diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from:  (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from:  (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities;

(5)
purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

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(6)	engage in the business of underwriting securities issued by others;

(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

The investment limitations set forth above only relate to the Portfolio.  The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio.  The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.

The investment limitations described in (5) and (7) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.  In applying the investment limitations described in (5) and (7) above, the Portfolio will look through to the security holdings of the Underlying Funds in which it invests.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

ADDITIONAL POLICIES OF THE UNDERLYING FUNDS

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio – The DFA Real Estate Securities Portfolio, using a free float adjusted market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.  The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”).

U.S. Core Equity 1 Portfolio – The U.S. Core Equity 1 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the U.S. Core Equity 1 Portfolio’s percentage allocation to all

2

securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

U.S. Core Equity 2 Portfolio – The U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.  The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the U.S. Core Equity 2 Portfolio’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

VA U.S. Large Value Portfolio – The VA U.S. Large Value Portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be value stocks.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of the U.S. large cap company, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”).  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, VA U.S. Large Value Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies.  As of the date of this SAI, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization break.  Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor.  Under the Advisor’s market capitalization guidelines described above, as of December 31, 2012, the market capitalization of a large cap company was $2,810 million or above.  This dollar amount will change due to market conditions.

International Equity Underlying Funds

International Core Equity Portfolio – The International Core Equity Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe.  For purposes of this Portfolio, the Advisor defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee.  The Portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the International Core Equity Portfolio’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.  Additionally, the International Core Equity Portfolio’s percentage allocation to all securities as compared to their representation in the International

3

Universe may be modified after considering other factors the Advisor determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

Emerging Markets Core Equity Portfolio – The Emerging Markets Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”), with an increased exposure to securities of small cap issuers and securities that it considers to be value securities.  In assessing value, the Advisor may consider factors such as the issuer’s securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios.  The criteria the Advisor uses for assessing value are subject to change from time to time.  In addition, the Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies.  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

VA International Value Portfolio – The VA International Value Portfolio, using a market capitalization weighted approach, purchases securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be value stocks.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in the Portfolio.  The Advisor may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions.  Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”).  In assessing expected profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The VA International Value Portfolio intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets.  The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests.  As of December 31, 2012, for the Portfolio, the lowest minimum market capitalization of a large company in any country or region in which the Portfolio invests was $1,378 million.  This threshold will change due to market conditions.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio – The DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign debt securities maturing in two years or less.  The Two-Year Global Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries.  However, in the future, the Advisor anticipates investing in issuers located in other countries as well.  The fixed income securities in which the Two-Year Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average length of maturity of investments will not exceed two years.  However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to two years from the date of settlement).  Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency

4

exchange rates or to transfer balances from one currency to another.  The Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Two-Year Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies.  The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

DFA Selectively Hedged Global Fixed Income Portfolio – The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement.  The Portfolio may selectively hedge its currency exposures depending on market conditions.  The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers that are located in developed countries.  However, in the future, the Advisor anticipates investing in issuers located in other countries as well.  The fixed income securities in which the Selectively Hedged Global Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities.  The Selectively Hedged Global Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio maturity and an average portfolio duration of three years or less.  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may hedge the currency exposure of the foreign securities by entering into foreign forward currency contracts, or leave some or all of the currency exposure unhedged, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.  The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency.  The Portfolio may also enter into foreign forward currency contracts in order to gain exposure to foreign currencies in a more efficient manner.  In addition, the Portfolio may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Selectively Hedged Global Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies.  The Portfolio will concentrate its assets (invest more than 25% of its total assets) in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

VA Global Bond Portfolio – The VA Global Bond Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less.  The Portfolio primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements,

5

obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries.  However, in the future, the Advisor anticipates investing in issuers located in other countries as well.  The fixed income securities in which the VA Global Bond Portfolio invests are considered investment grade at the time of purchase.  Under normal market conditions, the Portfolio intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities.  The Portfolio will generally invest its assets in obligations which mature within five years from the date of settlement.  Because many of the Portfolio’s investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another.

VA Short-Term Fixed Portfolio – The VA Short-Term Fixed Portfolio seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less.  The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available.  The Portfolio purchases U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, obligations of supranational organizations and affiliated and unaffiliated unregistered money market funds.  As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a dollar-weighted average portfolio maturity that will not exceed one year.  The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds.

The VA Short-Term Fixed Portfolio may concentrate its investments in obligations of U.S. and foreign banks and bank holding companies.  The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group for a period of five consecutive days when the New York Stock Exchange is open for trading.  See the section entitled “Investments in the Banking Industry by certain Fixed Income Underlying Funds” below for additional information.

Description of Investments of the Fixed Income Underlying Funds

The following is a description of the categories of investments, which may be acquired by the Fixed Income Underlying Funds.

Permissible Categories:
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1, 2, 4, 6-8, 10-14
VA Global Bond Portfolio	1-11
VA Short-Term Fixed Portfolio	1-8, 10-11

1.         U.S. Government Obligations—Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.

2.         U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.  The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing

6

Administration and Ginnie Mae, including Ginnie Mae pass-through certificates.  Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae.

3.         Corporate Debt Obligations—Non-convertible corporate debt securities (e.g., bonds and debentures), which are issued by companies whose commercial paper is rated Prime1 by Moody’s Investor’s Service, Inc. (“Moody’s”) or A1 or better by Standard & Poor’s Rating Group (“S&P”) or F1 or better by Fitch Ratings Ltd. (“Fitch”) and dollar-denominated obligations of foreign issuers issued in the U.S.  If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.  If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

4.         Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances.  Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

5.         Commercial Paper—Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody’s, or F1 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

6.         Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate.  The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above.  The Fixed Income Underlying Funds will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fixed Income Underlying Fund’s total assets would be so invested.  In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s illiquid assets policy.  The Fixed Income Underlying Funds also will only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor.  The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.         Foreign Government and Agency Obligations—Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

8.         Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development.

9.         Foreign Issuer Obligations—Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody’s or AA or better by Fitch.

10.         Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.         Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds.  Investments in money market funds may involve a duplication of certain fees and expenses.

12.         Corporate Debt Obligations—Nonconvertible corporate debt securities (e.g., bonds and debentures), which have received an investment grade rating by Moody’s, Fitch or S&P or, if unrated, have been determined by the Advisor to be of comparable quality.

13.         Commercial Paper—Rated, at the time of purchase, A3 or better by S&P or Prime3 or better by Moody’s, or F3 or better by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue

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rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

14.         Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of BBB- or better by S&P or Fitch or Baa3 or better by Moody’s, or, if unrated, have been determined by the Advisor to be of comparable quality.

The categories of investments that may be acquired by each of the Fixed Income Underlying Funds may include both fixed and floating rate securities.  Floating rate securities bear interest at rates that vary with prevailing market rates.  Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

Investments in the Banking Industry by certain Fixed Income Underlying Funds

The Two-Year Global Portfolio, Selectively Hedged Global Portfolio and VA Short-Term Fixed Portfolio will invest more than 25% of their total respective assets in obligations of U.S. and/or foreign banks and bank holding companies (“banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the NYSE is open for trading. For purposes of this policy, the Advisor considers eligible portfolio investments to be those securities that are on the Advisor’s then current buy list that are available for purchase.  This policy can only be changed by a vote of shareholders.  When investment in such obligations exceeds 25% of the total net assets of any of these Portfolios, such Portfolio will be considered to be concentrating its investments in the banking industry.  Once a Portfolio concentrates its investments in the banking industry, the Portfolio may remain concentrated in the banking industry until the purchase of new investments in the normal course of executing the Portfolio’s investment strategy result in less than 25% of the Portfolio’s total assets consisting of banking industry securities.  Similarly, in applying a Portfolio’s banking industry policy, the Advisor will track the yield to maturity on eligible portfolio investments in the banking industry when the purchase of new investments in the normal course of executing the Portfolio’s investment strategy could result in the Portfolio becoming concentrated and then will purchase such amount of eligible investments in the banking industry as would be consistent with the normal course of executing the Portfolio’s investment strategy.

As the date of this SAI, the VA Short-Term Fixed Portfolio is concentrating its investments in the banking industry.

The types of bank and bank holding company obligations in which the Two-Year Global Portfolio, Selectively Hedged Global Portfolio and VA Short-Term Fixed Portfolio may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper and other debt obligations issued in the United States provided such obligations meet the Portfolio’s established credit rating criteria as stated under “Description of Investments of the Fixed Income Underlying Funds.”  In addition, the Two-Year Global Portfolio and Selectively Hedged Global Portfolio are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.  The Selectively Hedged Global Portfolio may also invest in non-dollar denominated certificates.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions.  The Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size and market making ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to seeking the best price and execution.  The Underlying Funds will seek to acquire and dispose of securities in a manner that would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers

8

will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that their trading has on the market prices of the securities in which the Underlying Funds invest.  The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The investment advisory agreements of the Underlying Funds permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

Companies eligible for purchase by the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, VA U.S. Large Value Portfolio, International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, VA International Value Portfolio may be thinly traded securities.  The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent.  The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

FUTURES CONTRACTS

All Underlying Funds may enter into futures contracts and options on futures contracts.  Such Underlying Funds may enter into futures contracts and options on future contracts to gain market exposure on the Underlying Fund’s uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Underlying Funds will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchange and FCMs may establish margin requirements that are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Underlying Fund.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Underlying Funds expect to earn income on their margin deposits.  Each Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3 (z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of an Underlying Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier

9

specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that an Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of an Underlying Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that an Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Underlying Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Underlying Funds (or their custodians) are required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage the Underlying Funds may use by entering into futures transactions.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds and each Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may acquire and sell forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Underlying Fund, the Underlying Fund may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency.  In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Fixed Income Underlying Funds (except the VA Short-Term Fixed Portfolio) may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency.  A Fixed Income Underlying Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.  The Two-Year Global Portfolio and VA Global Bond Portfolio typically hedge their foreign currency exposure.  The Selectively Hedged Global Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example,

10

the Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant.  In addition, the Portfolio and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

All the Underlying Funds may invest cash in short-term repurchase agreements.  In addition, the following cash investments are permissible for the Portfolio and Underlying Funds:

Portfolio	Permissible Cash Investments*	Percentage Guidelines**
DFA VA Global Moderate Allocation Portfolio	U.S. government securities, repurchase agreements and short-term paper; affiliated and unaffiliated registered and unregistered money market funds***	20%

Underlying Funds	Permissible Cash Investments*	Percentage Guidelines**
U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio International Core Equity Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA U.S. Large Value Portfolio	High quality, highly liquid fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds***	20%

DFA Real Estate Securities Portfolio	Fixed income obligations such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%

VA International Value Portfolio	Fixed income obligations as may be acquired by the Fixed Income Underlying Funds; affiliated and unaffiliated registered and unregistered money market funds***	20%
Emerging Markets Core Equity Portfolio	Money market instruments; highly liquid debt securities; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds***	20%
DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds***	N.A.
VA Short-Term Fixed Portfolio VA Global Bond Portfolio	Affiliated and unaffiliated registered and unregistered money market funds***	20%

*
With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

**	The percentage guidelines set forth above are not absolute limitations but the Portfolio and Underlying Funds do not expect to exceed these guidelines under normal circumstances.

***	Investments in money market mutual funds may involve duplication of certain fees and expenses.

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EXCHANGE TRADED FUNDS

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, International Core Equity Portfolio and Emerging Markets Core Equity Portfolio may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund (including the Portfolio) bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and six disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees.  The Audit Committee, Nominating Committee and Portfolio Performance and Service Review Committee (“Performance Committee”) are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.  The Investment Review Committee (the “Review Committee”) consists of both interested and disinterested Directors.  The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

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The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, Edward P. Lazear, John P. Gould and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolio, and reviews the performance of the Fund’s service providers.  There were seven Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto.  At the request of the Board or the Advisor, the Review Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund.  There were two Review Committee meetings held for the Fund during the fiscal year ended October 31, 2012.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

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The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	Since 1993	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	104 portfolios in 4 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	Director	Since 1993
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				104 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	Since 1993
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				104 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 1948	Director	Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006- 2009). Council of Economic Advisors, State of California (2005-2006). Commissioner, White House Panel on Tax Reform (2005).
				104 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	Since 1993
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
				104 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
104 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

15

Interested Directors

The following interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman, Director, President and Co-Chief Executive Officer	Since 1992
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”) and The DFA Investment Trust Company (“DFAITC”). Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 1967	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				104 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; DIG; DFAITC; and DEM.  Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2012, is set forth in the chart below.  Because the Portfolio had not yet commenced operations as of December 31, 2012, the Directors did not own any shares of the Portfolio.

16

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds **
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds **
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**           As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2012 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2012.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$137,827	N/A	N/A	$220,000
John P. Gould Director	$137,827	N/A	N/A	$220,000
Roger G. Ibbotson Director	$144,089	N/A	N/A	$230,000
Edward P. Lazear Director	$137,827	N/A	N/A	$220,000
Myron S. Scholes Director	$137,827	N/A	N/A	$220,000
Abbie J. Smith Director	$137,827	N/A	N/A	$220,000
Christopher S. Crossan Chief Compliance Officer	$234,319	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred

17

under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2012 is as follows:  $230,000 (Mr. Ibbotson) and $156,000 (Mr. Lazear).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, DFAITC and DEM (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008
Vice President of all the DFA Entities.  Vice President, Global Business Development of Dimensional Fund Advisors LP (since October 2011) Formerly, Chief Learning Officer of Dimensional Fund Advisors LP (2008-2011).  Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).

Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities.
John T. Blood 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2010 – January 2011). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities.
Douglas M. Byrkit 1970	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); Regional Director at Russell Investments (April 2006 – December 2010).

James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi 1966	Vice President	Since 2009
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Stephen A. Clark 1972	Vice President	Since 2004	Vice President of all the DFA Entities.
Matt B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since September 2011). Formerly, Vice President at MullinTBG (2005-2011).

18

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2003).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane 1955	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard 1972	Vice President	Since 2010
Vice President of all the DFA Entities.  Research Associate for Dimensional Fund Advisors LP (since August 2008).  Formerly, Research Assistant for Dimensional Fund Advisors LP (April 2006 – August 2008).

Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008).
Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008
Vice President of all the DFA Entities.  Co-Head of Portfolio Management of Dimensional Fund Advisors LP (since March 2012).  Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2012).  Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 to January 2012).

Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011
Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).

Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson 1974	Vice President and Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
William A. Irvine 1957	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Vice President of Institutional Business Development at Eaton Vance (2005-2011).
Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities.

19

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Stephen W. Jones 1968	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012); General Manager at Intercity Investments (March 2007 – October 2008).

Patrick M. Keating 1954	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2004).
Glenn E. Kemp 1948	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Mark D. Krasniewski 1981	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data for Dimensional Fund Advisors LP (January 2012-December 2012); Systems Developer for Dimensional Fund Advisors LP (June 2007-December 2011).

Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader for Dimensional Fund Advisors LP (January 2010-December 2012); Trader for Dimensional Fund Advisors LP (2000-2009).
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since January 2008).
Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006).
Rose C. Manziano 1971	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since August 2010).  Formerly, Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); Vice President at Credit Suisse (2007-2009).

Aaron M. Marcus 1970	Vice President and Head of Global Human Resources	Since 2008
Vice President of all DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP.  Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).

David R. Martin 1956	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities.  Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited.  Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Matthew H. Miller 1978	Vice President	Since 2013
Vice President of all the DFA Entities. Client Service Manager for Dimensional Fund Advisors LP (since 2012).  Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2011); Senior Associate at Dimensional Fund Advisors LP(2005-2008).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Systems at Dimensional Fund Advisors LP (since 2011). Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).

20

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton 1975	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) of Dimensional Fund Advisors LP.
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2008).
Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007).
Gerard K. O’Reilly 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010
Vice President of all the DFA Entities.  Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008).  Formerly, Compliance Officer for Dimensional Fund Advisors LP (February 2006 – December 2007).

Matthew A. Pawlak 1977	Vice President	Since 2013
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Consultant at Hewitt EnnisKnupp (June 2011-December 2011); Senior Investment Analyst and Consultant at Hewitt EnnisKnupp (July 2008-June 2011).

Brian P. Pitre 1976	Vice President	Since 2013	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since 2009). Formerly, Vice President and Corporate Counsel at Mellon Capital Management (2006-2008).
David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Allen Pu 1970	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2006).
Theodore W. Randall 1973	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Planning and Analysis Manager for Dimensional Fund Advisors LP (since July 2007).
Savina B. Rizova 1981	Vice President	Since 2012
Vice President of all the DFA Entities.  Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011 – January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004 – August 2007).

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider 1946	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Director of Institutional Services of Dimensional Fund Advisors LP (2001 – June 2012).
Walid A. Shinnawi 1961	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons 1965	Vice President	Since 2009
Vice President of all the DFA Entities.  Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007).  Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007).

Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (since 2007).
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities.

21

Name and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
Carl G. Snyder 1963	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since April 2010). Formerly, Principal, Investment Strategist at Barclays Global Investors (2004-2009).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Manager, Investment Analytics and Data for Dimensional Fund Advisors LP (since 2012). Formerly, Research Assistant at Dimensional Fund Advisors LP (2002-2011).
Seyun Alice Tomasovic 1980	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006 – January 2012).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP since 2010). Formerly, Senior Associate at Dimensional Fund Advisors LP (2007-2009).
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional Fund Advisors LP (since March 2007).
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise 1955	Vice President	Since 2005	Vice President of all the DFA Entities.
Faith A. Yando 1962	Vice President	Since 2011
Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for the Portfolio and Underlying Funds.  The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies.  The fee schedule is set forth in the table below:

22

.0058% of the Fund Complex’s first $150 billion of average net assets;
.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.  The Portfolio is also subject to an annual fee of $36,000.

The Portfolio also pays separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent.

Custodian

State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for the Portfolio.  The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Fund.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio and Underlying Funds.  Pursuant to an Investment Advisory Agreement with the Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

The Advisor or its affiliates may provide certain non-advisory services (such as data collection or other consulting services) to broker-dealers or investment advisers that may be involved in the distribution of the Portfolio and Underlying Funds or other mutual funds advised by the Advisor (“DFA Advised Funds”) or who may recommend the purchase of such DFA Advised Funds for their clients.  The Advisor or its affiliates also may provide historical market analysis, risk/return analysis, and continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers) as well as educational speakers and facilities for investment adviser conferences.  The Advisor or its affiliates may pay a fee to attend, speak at or assist in sponsoring such conferences or pay travel accommodations of certain participants attending an investment adviser sponsored conference.  Sponsorship of investment adviser and/or broker-dealer events by the Advisor may include

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direct payments to vendors or reimbursement of expenses incurred by investment advisers and/or broker-dealers in connection with hosting educational, training or other events for their customers.  At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more such investment advisers.  Any such services or arrangements may give such broker-dealers and investment advisers an incentive to recommend DFA Advised Funds to their clients in order to receive such non-advisory services from the Advisor or its affiliates.  However, the provision of these services by the Advisor or its affiliates is not dependent, directly or indirectly, on the amount of DFA Advised Funds sold or recommended by such broker-dealers or investment advisers.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of October 31, 2012, the Portfolio has not commenced operations, so the Portfolio did not pay any management fees for the fiscal year ended October 31, 2012.

Pursuant to the Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to 0.40% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount for the Institutional Class shares of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.  The Fee Waiver and Expense Assumption Agreement will remain in effect for an initial period until February 28, 2015, and may not be terminated by the Advisor prior to that date.

As a shareholder of the Underlying Funds, the Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee.  David A. Plecha, Joseph F. Kolerich, Joseph H. Chi and Jed S. Fogdall coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.  Because the Portfolio has not commenced operations prior to the date of the SAI, Mr. Plecha, Mr. Kolerich, Mr. Chi and Mr. Fogdall did not own any shares of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2012
Joseph H. Chi
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

Jed S. Fogdall
·102 U.S. registered mutual funds with $142,183 million in total assets under management.
·19 unregistered pooled investment vehicles with $7,947 million in total assets under management, of which one account with $165 million in assets may be subject to a performance fee.
·72 other accounts with $14,198 million in total assets under management, of which one account with $352 million in assets may be subject to a performance fee.

David A. Plecha
·33 U.S. registered mutual funds with $47,941 million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500 million in total assets under management.

Joseph F. Kolerich
·32 U.S. registered mutual funds with $47,711  million in total assets under management.
·4 unregistered pooled investment vehicles with $4,209 million in total assets under management.
·8 other accounts with $1,500  million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

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Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio or an Underlying Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolio or an Underlying Fund.  Actual or apparent conflicts of interest include:

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Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

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Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

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Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

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Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

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Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

Pursuant to an exemptive order from the SEC, the Institutional Class shares of the Portfolio may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products.  At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that the Portfolio

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may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts.  However, a material conflict could arise between the interest of the different participating separate accounts.  The Fund’s Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest.  If such conflicts were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in the Portfolio, or shares of another portfolio may be substituted by the Fund.  As a result, the Portfolio might be forced to sell a portion of its securities at a disadvantageous price.  In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

CODE OF ETHICS

The Fund, the Advisor and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The Institutional Class shares of the Portfolio, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares.  Each share of common stock of a class of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the portfolio or class of shares of the portfolio which they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE AND REDEMPTION OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund generally will be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System

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is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio.  Any such charges will be described in the Prospectus.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Because shares of the Portfolio are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an Underlying Fund in which the Portfolio invests is organized for federal income tax purposes.  The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.  These rules could affect the amount, timing or character of the income distributed to shareholders of the Portfolio.  Unless otherwise indicated, the discussion below with respect to the Portfolio includes the Portfolio’s pro rata share of the dividends and distributions of the Underlying Funds.

This discussion of “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” is not intended or written to be used as tax advice.  The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity contract.  For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code.  If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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Distribution Requirement ¾ the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

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Income Requirement ¾ the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test ¾ the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.  In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance.  Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers.  The capital losses of the Portfolio, if any, do not flow through to shareholders.  Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Portfolio has a "net capital

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loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period.  An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change.  The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio.  Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions — Distributions of capital gains” below).  A "qualified late year loss" includes:

·	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

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the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect.  The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains.  The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%).  If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the

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losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Federal excise taxes will not apply to the Portfolio in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.  For purposes of determining whether the Portfolio qualifies for this exemption, any shares attributable to an investment in the Portfolio made in connection with organization of the Portfolio is disregarded as long as the investment doesn't exceed $250,000.  Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds-of-funds).  If the Portfolio fails to qualify for the exemption, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio.  The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.  In some instances it may be more costly to pursue tax reclaims then the value of the benefits received by a Portfolio.

Special Rules Applicable to Variable Contracts

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder.  These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors.  Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the corresponding division of the insurance company separate accounts, the Portfolio intends to comply with these diversification requirements.  Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Asset Diversification is satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs.  The regulations also provide that the Portfolio's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of the Portfolio or the trustee of a qualified pension plan.  Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of and treatment of the contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company separate accounts.

Also, a contract holder should not be able to direct the Portfolio’s investment in any particular asset so as to avoid the prohibition on investor control.  In light of the unique structure of the Portfolio, the Portfolio sought and received a private letter ruling from the IRS holding that the owner of the variable life or variable annuity contract will not be treated as the owner of the Portfolio's shares based on the structure and intended operation of the Portfolio.  However, it is possible that the Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.  If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.  It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.  If such pronouncements are issued, the Portfolio would seek to modify the structure of the Portfolio.

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Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

Taxation of Portfolio Distributions

The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income.  The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to shareholders.

Distributions of capital gains.  The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities, including its redemption of shares of an Underlying Fund.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held their shares in the Portfolio.

Returns of capital.  Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Dividends-received deduction for corporations.  Ordinary income dividends designated by the Portfolio as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Consent dividends.  The Portfolio may utilize consent dividend provisions of Section 565 of the Code to make distributions.  Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to its shareholders.

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Pass-through of foreign tax credits.  If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio or an Underlying Fund are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio or Underlying Fund .  If this election is made, the Portfolio may report more taxable income to a shareholder than it actually distributes.  The shareholder will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).  The Portfolio will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if it makes this election.  The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund).  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution.  This treatment could increase or decrease the Portfolio’s ordinary income distributions, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs.  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  Shareholders should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by the Portfolio.  Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election.  If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to shareholders.

Investment in Complex Securities

The Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules.  These rules could affect whether gains or losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio, defer the Portfolio’s ability to recognize losses, and subject the Portfolio to U.S. federal income tax on income from certain of the Portfolio’s foreign investments.  In turn, these rules may affect the amount, timing and/or tax character of the Portfolio’s income and, in turn, of the income distributed to its shareholders.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described

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above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio’s and Underlying Funds’ investments.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, proxies voted should not result from conflicts of interest.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct the voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio or Underlying Fund and which seeks to maximize the value of the Portfolio’s or Underlying Fund’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Fund to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio or Underlying Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities

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on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession,  it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio or Underlying Fund associated with voting.  The Advisor intends to make its determination whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will seek to make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained ISS to provide certain services with respect to proxy voting.  ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio and Underlying Funds; and provides reports concerning the proxies voted (“Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) upon request, by calling collect:  (512) 306-7400 or (ii) on the Advisor’s website at http://www.dimensional.com and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

 Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated

35

Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent, Transfer Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that:  (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

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Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2012, the annual reports of the Fund for the fiscal year ended October 31, 2012 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

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APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

·	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

·	A classified board structure;
·	A supermajority vote requirement;
·	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
·	The inability of shareholders to call special meetings;
·	The inability of shareholders to act by written consent;
·	A dual-class capital structure; and/or
·	A non–shareholder-approved poison pill.

Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer’s rationale;
·	The issuer’s governance structure and practices; and
·	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
·	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;

·	Whether the issues raised are recurring or isolated;
·	The company's ownership structure; and
·	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act5 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

·	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
·	The company's ownership structure and vote results;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
·	The subject matter of the proposal;
·	The level of support and opposition provided to the resolution in past meetings;
·	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
·	Actions taken by the board in response to its engagement with shareholders;
·	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
·	Other factors as appropriate.

·	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
·	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards7; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8.

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

▶▶▶▶▶

Proxy Access9

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and
Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses11

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

·	Shareholders' current right to act by written consent;
·	The consent threshold;
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
·	An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
·	A majority vote standard in uncontested director elections;
·	No non-shareholder-approved pill; and
·	An annually elected board.

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company's use of authorized shares during the last three years

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

o	The company's use of authorized preferred shares during the last three years;

·	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

·
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

·	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
·	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
·	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group15 Alignment:

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

·	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
·	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
·	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

·	Single- or modified-single-trigger cash severance;
·	Single-trigger acceleration of unvested equity awards;
·	Excessive cash severance (>3x base salary and bonus);
·	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
·	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
·
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

·	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans16

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.

16 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

APPENDIX

2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES17

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

·	There are concerns about the accounts presented or audit procedures used; or

·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

·	There are serious concerns about the accounts presented or the audit procedures used;

·	The auditors are being changed without explanation; or

·	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

·	There are serious concerns about the statutory reports presented or the audit procedures used;

17 This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

·	Questions exist concerning any of the statutory auditors being appointed; or

·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections
Vote FOR management nominees in the election of directors, unless:

·	Adequate disclosure has not been provided in a timely manner;

·	There are clear concerns over questionable finances or restatements;

·	There have been questionable transactions with conflicts of interest;

·	There are any records of abuses against minority shareholder interests; or

·	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:
·	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

·	Failure to replace management as appropriate; or

·
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.18

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.19

ISS Classification of Directors - International Policy

Executive Director
·Employee or executive of the company;
·Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
·Any director who is attested by the board to be a non-independent NED;
·Any director specifically designated as a representative of a significant shareholder of the company;
·Any director who is also an employee or executive of a significant shareholder of the company;
·Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
·Government representative;
·Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
·Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
·Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
·Relative[1] of a current employee of the company or its affiliates;
·Relative[1] of a former executive of the company or its affiliates;
·A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
·Founder/co-founder/member of founding family but not currently an employee;

18 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

19 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

·Former executive (5 year cooling off period);
·Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o           9 years (from the date of election) in the United Kingdom and Ireland;
o           12 years in European markets;
o           7 years in Russia.
Independent NED
·No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
·Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections20
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
·	Company performance relative to its peers;

·	Strategy of the incumbents versus the dissidents;

·	Independence of directors/nominees;

·	Experience and skills of board candidates;

·	Governance profile of the company;

·	Evidence of management entrenchment;

·	Responsiveness to shareholders;

·	Whether a takeover offer has been rebuffed;

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?

Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:
·
A lack of oversight or actions by  board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

 Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE21
Share Issuance Requests
General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

·	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

·	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

·	The repurchase can be used for takeover defenses;

·	There is clear evidence of abuse;

·	There is no safeguard against selective buybacks; and/or

·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION22
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

 5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
·	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
·	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
·	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

·	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
·
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

·
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.